                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|X|  Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-12


                          Connecticut Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|_|   No fee required.
|X|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
      Common stock, par value $0.01 per share
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
      12,466,111
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      $52.00
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
      $647,197,772
--------------------------------------------------------------------------------
(5)   Total Fee paid:
      $129,440
--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
            N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
            N/A
--------------------------------------------------------------------------------
(3)   Filing party:
            N/A
--------------------------------------------------------------------------------
(4)   Date filed:
            N/A
--------------------------------------------------------------------------------

                          [CONNECTICUT BANCSHARES LOGO]


                              _______________, 2003

Dear Stockholder:

      You are cordially invited to attend a special meeting of the stockholders of Connecticut Bancshares, Inc., the holding company for The Savings Bank of Manchester. The meeting will be held at ______________, ______________________,
______________, Connecticut on ___________, _____________, 2003, at __:00 __.m.,
local time.

      At the special meeting, you will be asked to approve a merger agreement by and among The New Haven Savings Bank, Connecticut Bancshares, and The Savings Bank of Manchester. Upon completion of the merger, you will be entitled to receive a cash payment of $52.00 for each share of Connecticut Bancshares stock that you own.

      The completion of the merger is subject to certain conditions, including the completion of New Haven's conversion from mutual-to-stock form, the receipt of regulatory approvals and the approval of the merger agreement by the affirmative vote of a majority of the outstanding shares of Connecticut Bancshares common stock. We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

      YOUR BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT BECAUSE THE BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF THE CONNECTICUT BANCSHARES STOCKHOLDERS.

                           YOUR VOTE IS VERY IMPORTANT

      Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided.

      On behalf of the board of directors, I thank you for your prompt attention to this important matter.

                                    Sincerely,



                                    Richard P. Meduski
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER





      THIS PROXY STATEMENT IS FIRST BEING MAILED TO CONNECTICUT BANCSHARES' STOCKHOLDERS ON OR ABOUT ____________, 2003.

                          CONNECTICUT BANCSHARES, INC.
                                 923 MAIN STREET
                          MANCHESTER, CONNECTICUT 06040
                                 (860) 646-1700

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON __________, 2003

      A special meeting of stockholders of Connecticut Bancshares, Inc. will be held at ____________, ____________, ____________, Connecticut on _______, ______
___, 2003 at __:00 __.m., local time, for the following purposes:

      1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated July 15, 2003, by and among The New Haven Savings Bank, Connecticut Bancshares, Inc. and The Savings Bank of Manchester. Upon completion of the merger, you will be entitled to receive $52.00 in cash for each share of Connecticut Bancshares common stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement.

      2. To transact any other business that may properly come before the meeting, including adjourning the special meeting to permit, if necessary, further solicitation of proxies or any adjournment thereof.

      The board of directors is not aware of any such other business.

      Only stockholders of record at the close of business on _____________, 2003 are entitled to vote at the meeting or any adjournments or postponements of the meeting.

      Remember, if your shares are held in the name of a broker, only your broker can vote your shares on the merger agreement and only after receiving your instructions. Please contact the person responsible for your account and instruct him/her to execute a proxy card on your behalf. You should also sign, date and mail your instruction card at your earliest convenience.

                                     By Order of the Board of Directors



Manchester, Connecticut             Carole L. Yungk
_________, 2003                     CORPORATE SECRETARY


THE BOARD OF DIRECTORS OF CONNECTICUT BANCSHARES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

QUESTIONS AND ANSWERS ABOUT THE MERGER........................................

SUMMARY TERM SHEET............................................................

THE SPECIAL MEETING
      Place, Date and Time....................................................
      Purpose of the Meeting..................................................
      Who Can Vote at the Meeting; Record Date................................
      Quorum and Vote Required................................................
      Shares Held by Directors and Officers of Connecticut Bancshares;
      Voting Agreements.......................................................
      Voting by Proxy.........................................................
      Revocability of Proxies.................................................
      Participants in The Savings Bank of Manchester's ESOP and Savings Plan..

THE MERGER
      The Parties to the Merger...............................................
      Form of the Merger......................................................
      Treatment of Connecticut Bancshares Stock Options.......................
      Treatment of Connecticut Bancshares Stock Awards........................
      Procedures for Surrendering Your Certificates...........................
      Material Federal Income Tax Consequences of the Merger..................
      Background of the Merger................................................
      Connecticut Bancshares' Reasons for the Merger..........................
      Opinion of Connecticut Bancshares' Financial Advisor....................
      Interests of Directors and Officers in the Merger that Are
      Different From Your Interests...........................................
      Approvals Needed to Complete the Merger.................................
      New Haven's Conversion..................................................
      Financing the Merger....................................................
      Accounting Treatment of the Merger......................................
      Dissenters' Appraisal Rights............................................

THE MERGER AGREEMENT
      When Will the Merger Be Completed.......................................
      Conditions to Completing the Merger.....................................
      Other Provisions of the Merger Agreement................................

INFORMATION ABOUT NEWALLIANCE BANCSHARES AND NEW HAVEN.......................

STOCK OWNERSHIP...............................................................

STOCKHOLDER PROPOSALS AND NOMINATIONS.........................................

SOLICITATION OF PROXIES.......................................................

WHERE YOU CAN FIND MORE INFORMATION...........................................

APPENDIX A   Agreement and Plan of Merger, dated July 15, 2003 by and among The
             New Haven Savings Bank, Connecticut Bancshares, Inc. and The
             Savings Bank of Manchester (exhibits omitted)
APPENDIX B   Opinion of Sandler O'Neill & Partners, L.P.
APPENDIX C   Section 262 of the Delaware General Corporation Law

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

WHAT AM I BEING ASKED TO VOTE ON AND HOW DOES MY BOARD RECOMMEND THAT I VOTE?

      You are being asked to vote FOR the adoption of the Agreement and Plan of Merger dated as of July 15, 2003 providing for the merger of Connecticut Bancshares with and into NewAlliance Bancshares, Inc., the newly formed stock holding company for The New Haven Savings Bank once New Haven completes its conversion from mutual-to-stock form. The Connecticut Bancshares board of directors has determined that the proposed merger is in the best interests of Connecticut Bancshares stockholders, has approved the merger agreement and recommends that Connecticut Bancshares stockholders vote FOR the adoption of the merger agreement.

WHAT VOTE IS REQUIRED TO ADOPT THE MERGER AGREEMENT?

      The adoption of the merger agreement requires the affirmative vote of at least a majority of the outstanding shares of Connecticut Bancshares common stock.

WHAT WILL I RECEIVE IN THE MERGER?

      Under the merger agreement, each share of Connecticut Bancshares common stock you own will be converted into the right to receive $52.00 in cash. However, if the closing of the merger does not take place on or before March 31, 2004, the per share merger consideration will be increased by the amount that Connecticut Bancshares' net income exceeds dividends paid after that date.

HOW DO I EXCHANGE MY CONNECTICUT BANCSHARES STOCK CERTIFICATES?

      You will receive instructions on where and how to surrender your Connecticut Bancshares stock certificates from the exchange agent, ___________________________, after the merger is completed. IN ANY EVENT, YOU SHOULD NOT FORWARD YOUR CONNECTICUT BANCSHARES STOCK CERTIFICATES WITH YOUR PROXY CARD.

WHAT SHOULD I DO NOW?

      After you have carefully read this document, please indicate on your proxy card how you want to vote. Sign, date and mail the proxy card in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the special meeting. If you do not return a properly executed and dated proxy card or do not vote at the special meeting in person, this will have the same effect as a vote against the adoption of the merger agreement.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, BANK OR NOMINEE, WILL MY BROKER, BANK OR NOMINEE AUTOMATICALLY VOTE MY SHARES FOR ME?

      No. Your broker, bank or nominee will not be able to vote your shares of Connecticut Bancshares common stock unless you provide instructions on how to vote. You should instruct your broker, bank or nominee how to vote your shares by following the procedures your broker, bank or nominee provides. If you do not provide instructions to your broker, bank or nominee, your shares will not be voted, and this will have the effect of voting against adoption of the merger agreement. Please check the voting form used by your broker, bank or nominee to see if it offers telephone or internet voting.

WHO CAN HELP ANSWER MY QUESTIONS?

      If you want additional copies of this document, or if you want to ask any questions about the merger or how to submit your proxy, you should contact:

                                 Carole L. Yungk
                               Corporate Secretary
                          Connecticut Bancshares, Inc.
                                 923 Main Street
                          Manchester, Connecticut 06040
                            Telephone: (860) 646-1700

                               SUMMARY TERM SHEET

      THIS SUMMARY TERM SHEET HIGHLIGHTS SELECTED INFORMATION REGARDING THE MERGER FROM THIS PROXY STATEMENT AND DOES NOT CONTAIN ALL THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE DESCRIPTION OF THE TERMS OF THE PROPOSED MERGER, WE URGE YOU TO READ CAREFULLY THE ENTIRE DOCUMENT AND THE OTHER DOCUMENTS TO WHICH WE REFER, INCLUDING THE MERGER AGREEMENT, ATTACHED AS APPENDIX A.

                                 THE COMPANIES

CONNECTICUT BANCSHARES, INC.
THE SAVINGS BANK OF MANCHESTER
923 MAIN STREET
MANCHESTER, CONNECTICUT 06040
(860) 646-1700

We are a Delaware corporation and the parent company of The Savings Bank of Manchester, a Connecticut-chartered stock savings bank. The Savings Bank of Manchester operates 28 full-service banking offices in Hartford, Tolland and Windham Counties, Connecticut. At ____________,
2003, we had total assets of $_____ billion, deposits of $_____ billion and stockholders' equity of $_____ million.


NEWALLIANCE BANCSHARES, INC.
THE NEW HAVEN SAVINGS BANK
195 CHURCH STREET
NEW HAVEN, CONNECTICUT 06510
(203) 787-1111

Upon completion of the conversion of The New Haven
Savings Bank from mutual-to-stock form, NewAlliance Bancshares will be the parent company of New Haven, a Connecticut-chartered stock savings bank. NewAlliance Bancshares is a Delaware corporation. New Haven operates 36 banking offices in ____________
Counties, Connecticut. NewAlliance Bancshares will have no material assets or liabilities until the completion of the conversion.
At _________, 2003, New Haven had total assets of $_____ billion, deposits of $_____ billion and total equity of $_____ million.

In a separate and unrelated transaction, New Haven is also acquiring Alliance Bancorp of New England, Inc., a savings and loan holding company organized under the laws of the State of Delaware in 1997. It operates Tolland Bank, a Connecticut-charted savings bank that operates nine banking offices in and around Tolland County. At ____________, 2003, Alliance had total assets of $____ million, deposits of $____ million and stockholders' equity of $______ million. THE ALLIANCE MERGER DOES NOT REQUIRE THE APPROVAL OF THE STOCKHOLDERS OF CONNECTICUT BANCSHARES AND THE CONNECTICUT BANCSHARES MERGER DOES NOT DEPEND ON THE COMPLETION OF THE ALLIANCE MERGER.

                              THE SPECIAL MEETING

PLACE, DATE AND TIME (PAGE __)

A special meeting of our stockholders will be held at ____________, ____________, ____________, Connecticut
on ________________, 2003 at __:00 __.m., local time.

PURPOSE OF THE MEETING
(PAGE __)

At the special meeting, our stockholders will be asked to approve the merger agreement with New Haven and to transact any other business that may properly come before meeting.

WHO CAN VOTE AT THE MEETING
(PAGE __)


You can vote at the special meeting of Connecticut Bancshares stockholders only if you owned our common stock at the close of business on _______, 2003. You will be able to cast one vote for each share of our common stock you owned on that date. As of __________, 2003, there were ______________ shares of our common stock outstanding.

WHAT VOTE IS REQUIRED FOR
APPROVAL OF THE MERGER
AGREEMENT (PAGE __)

In order to approve the merger agreement, the holders of at least a majority of the outstanding shares of our common stock entitled to vote must vote in favor of the merger agreement. You can vote your shares by attending the special meeting and voting in person or by completing and mailing the enclosed proxy card. As of __________, 2003, the directors and executive officers of Connecticut Bancshares beneficially owned approximately _____% of our outstanding common stock (excluding options).

                                   THE MERGER

OVERVIEW OF THE TRANSACTION
(PAGE __)

We propose a business combination in which we will merge with a wholly owned, interim subsidiary of NewAlliance Bancshares, with Connecticut Bancshares as the surviving entity. Immediately after completion of the merger, Connecticut Bancshares will be merged with and liquidated into NewAlliance Bancshares. Each of these transactions are conditioned on and will be completed immediately following the completion of New Haven's conversion from mutual-to-stock form.

EACH CONNECTICUT BANCSHARES
SHARE WILL BE EXCHANGED FOR
$52.00 IN CASH (PAGE __)

As our stockholder, upon the closing of the merger, each of your shares of our common stock will automatically be converted into the right to receive $52.00 in cash. However, if the closing of the merger does not take place on or before March 31, 2004, the per share merger consideration will be increased by the amount that Connecticut Bancshares' net income exceeds dividends paid for each full month after that date.

HOW TO RECEIVE CASH IN EXCHANGE
FOR YOUR CONNECTICUT BANCSHARES
STOCK CERTIFICATES
(PAGE __)

In order to receive cash in exchange for your Connecticut
Bancshares stock certificates, you will need to surrender your Connecticut Bancshares stock certificates. The exchange agent, ___________________________, will send you written instructions for surrendering your certificates after we have completed the merger.

CONNECTICUT BANCSHARES STOCK
PRICE

Our common stock trades on the Nasdaq National Market under the symbol "SBMC." On July 15, 2003, which was the last trading day before we announced the merger, our common stock closed at $46.45 per share. On _______, 2003, which is the last practicable trading day before the printing of this document, our common stock closed at $______ per share.

TAX CONSEQUENCES OF THE MERGER
(PAGE __)

When you exchange your Connecticut Bancshares shares solely for cash, you generally should recognize capital gain or loss on the exchange.

THIS TAX TREATMENT MAY NOT APPLY TO ALL CONNECTICUT BANCSHARES STOCKHOLDERS. DETERMINING THE ACTUAL TAX CONSEQUENCES OF THE MERGER TO YOU CAN BE COMPLICATED. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE MERGER'S TAX CONSEQUENCES THAT ARE PARTICULAR TO YOU.

CONNECTICUT BANCSHARES' BOARD
OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS APPROVE THE MERGER

Our board of directors believes that the merger is fair and in the stockholders' best interests, and unanimously recommends that you vote "FOR" the proposal to approve and adopt the merger agreement.

For a discussion of the circumstances surrounding the merger and the factors considered by our board of directors in approving the merger agreement, see page__.

CONNECTICUT BANCSHARES'
FINANCIAL ADVISOR BELIEVES THE
MERGER CONSIDERATION IS FAIR TO
STOCKHOLDERS (PAGE __)

Sandler O'Neill & Partners, L.P. has delivered to our board of directors its opinion that, as of the date of this document, the merger consideration is fair to the holders of Connecticut Bancshares common stock from a financial point of view. A copy of this opinion is provided as Appendix B to this document. You should read it completely to understand the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review made by Sandler O'Neill in providing this opinion. We have agreed to pay Sandler O'Neill approximately $________, of which $_________ has been paid as of _________, 2003, plus expenses for its services in connection with the merger.

INTERESTS OF CONNECTICUT BANCSHARES' DIRECTORS AND OFFICERS IN THE MERGER THAT DIFFER FROM YOUR INTERESTS (PAGE __)

Some of our directors and officers have interests in the merger that are different from, or are in addition to, their interests as stockholders in Connecticut Bancshares. The members of our board of directors knew about these additional interests, and considered them, when they approved the merger. These include:

o Termination and Release Agreements with four executive officers (Messrs. Meduski, Anderson, Pike and Somerville), under which they will receive cash payments, continued health and welfare benefit coverage, and, as applicable, vested supplemental retirement benefits in consideration for the termination of their employment and supplemental executive retirement agreements with Connecticut Bancshares and/or The Savings Bank of Manchester and their agreement to take or refrain from taking certain actions with respect to their restricted stock awards, stock options, and bonus compensation;

o Termination and Release Agreements with 12 additional officers (Messrs. Hartl, Martin, Orenstein, Thomas, Gaucher, Hamby, Lynch, Smith and Ms. Trainer, McLaughlin, Yungk and Elliott), under which they will receive cash payments and continued health and welfare benefit coverage in consideration for the termination of their change in control agreements and their agreement to refrain from taking certain actions with respect to their outstanding stock options, restricted stock awards and bonus compensation;

o Noncompetition Agreements with four executive officers (Messrs. Meduski, Anderson, Pike and Somerville), under which they will receive cash payments in exchange for their agreement to refrain, for the period of time set forth in their agreement, from engaging in competitive business activities within a certain geographic area and to maintain the confidentiality of information learned during the course of their employment. Messrs. Meduski, Anderson, Pike and Somerville will be subject to Noncompetition Agreements for 42 months, 27 months, 12 months and six months, respectively;

o the vesting of unvested Connecticut Bancshares stock options and restricted stock awards as a result of completion of the merger;

o the termination of the Connecticut Bancshares employee stock ownership plan and allocation of any surplus cash to plan participants following the repayment of the loan;

o provisions in the merger agreement relating to the indemnification of directors and officers and insurance for our directors and officers for events occurring before the merger; and

o the offer to two non-employee directors of each of Connecticut Bancshares and The Savings Bank of Manchester to become directors of NewAlliance Bancshares and New Haven.

REGULATORY APPROVAL NEEDED TO
COMPLETE THE MERGER
(PAGE __)

We cannot complete the merger unless it is first approved by the Federal Deposit Insurance Corporation and the State of Connecticut Department of Banking and, unless approval is waived, by the Federal Reserve Board. New Haven has filed the required applications with these regulatory agencies. As of the date of this document, New Haven has [NOT] received the approval from any regulatory agency. While we do not know of any reason why New Haven would not be able to obtain approval in a timely manner, we cannot be certain if or when New Haven will receive it.

NEW HAVEN'S CONVERSION AND
REGULATORY APPROVALS NEEDED TO
COMPLETE THE CONVERSION
(PAGE __)

In connection with the merger, New Haven has adopted a plan of conversion pursuant to which it will convert from a Connecticut-chartered mutual savings bank to a Connecticut-chartered stock savings bank. Recently, New Haven has organized a Delaware holding company, NewAlliance Bancshares, to acquire and hold all of the capital stock of New Haven to be issued in the conversion.

Consummation of the conversion and/or acquisition of New Haven by NewAlliance Bancshares requires regulatory approval from the Connecticut Department of Banking and the Federal Reserve Board and the regulatory non-objection of the Federal Deposit Insurance Corporation. New Haven has filed applications or notices with these regulators, but as of the date of this proxy statement it has not received approval or non-objection. New Haven anticipates receiving the requisite regulatory approvals and non-objections for the conversion no later than ______________________.

In connection with the conversion, NewAlliance Bancshares also has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission. The registration statement is currently under review by the SEC. New Haven anticipates the registration statement will be declared effective not later than
_____________________.

YOU HAVE DISSENTERS' APPRAISAL
RIGHTS IN THE MERGER (PAGE __)

Under Delaware law, if you do not vote in favor of the merger you have the right to seek an appraisal of the fair value of your Connecticut Bancshares common stock and receive a cash payment of such fair value. CONNECTICUT BANCSHARES' STOCKHOLDERS ELECTING TO EXERCISE DISSENTERS' APPRAISAL RIGHTS MUST COMPLY WITH THE PROVISIONS OF SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW IN ORDER TO PERFECT THEIR RIGHTS. WE WILL REQUIRE STRICT COMPLIANCE WITH THE STATUTORY PROCEDURES. A copy of Section 262 of the Delaware General Corporation Law is attached as Appendix C.

                              THE MERGER AGREEMENT

A COPY OF THE MERGER AGREEMENT IS PROVIDED AS APPENDIX A TO THIS PROXY STATEMENT. PLEASE READ THE ENTIRE MERGER AGREEMENT CAREFULLY. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

CONDITIONS TO COMPLETING THE
MERGER (PAGE __)

The completion of the merger depends on a number of conditions being met. These conditions include, among other items:

o  approval of the merger agreement by our stockholders;

o  approval of New Haven's plan of conversion by New
   Haven's corporators and any other party as may be required;

o  completion of New Haven's conversion;

o approval of the merger and the conversion by regulatory authorities;

o the continued accuracy of certain representations and warranties made on the date of the merger agreement;

o  the performance of all obligations and covenants;

o New Haven's receipt of a "comfort letter" from Connecticut Bancshares' auditors with respect to certain financial information regarding Connecticut Bancshares; and

o the absence of any event or circumstance since January 1, 2003 that has had a material adverse effect on Connecticut Bancshares.

We cannot be certain when or if the conditions to the merger will be satisfied or waived, or that the merger will be completed.

AGREEMENT NOT TO SOLICIT
OTHER PROPOSALS (PAGE __)

We have agreed not to initiate, solicit, encourage or facilitate any competing proposal with a third party.

Despite the agreement not to solicit other competing proposals, we may, at any time prior to stockholder approval of the merger, generally negotiate or have discussions with, or provide information to, a third party who makes an unsolicited proposal, provided that our board of directors:

o determines in good faith, based on advice of legal counsel, that such negotiations or discussions would be required in order to comply with our directors' fiduciary duties to our stockholders; and

o determines in good faith, after consultation with our financial advisor, that a potential "acquisition proposal," if accepted, is at least as reasonably likely to be consummated and would result in a transaction more favorable to Connecticut Bancshares' stockholders from a financial point of view.

After Connecticut Bancshares receives an "acquisition proposal" from a third party, it must notify New Haven of the third party offer. If Connecticut Bancshares determines the "acquisition proposal" is superior, New Haven will have five business days to increase the merger consideration to an amount at least equal to the "superior proposal."

WE MAY AMEND THE TERMS OF THE
MERGER AND WAIVE SOME
CONDITIONS (PAGE __)

We may agree to amend the merger agreement, and each party may waive the right to require the other party to adhere to the terms and conditions of the merger agreement, where the law allows. However, if Connecticut Bancshares' stockholders approve the merger agreement, we must obtain their further approval of any amendment or waiver that reduces or changes the consideration to be received by Connecticut Bancshares' stockholders in the merger.

TERMINATING THE MERGER
AGREEMENT (PAGE __)

Connecticut Bancshares and New Haven may agree at any time not to complete the merger, even if our stockholders have approved the merger agreement. In addition, either Connecticut Bancshares or New Haven may decide, without the consent of the other, to terminate the merger agreement if:

o there has been a material breach of any of the representations and warranties by the other party and the breach cannot be cured within 30 days of notice of breach;

o there has been a material failure to perform any of the covenants or agreements on the part of the other party and the breach cannot be cured within 30 days of notice of breach;

o  our stockholders fail to approve the merger agreement;

o New Haven's corporators or any other party required to vote on the plan, fail to approve the plan of conversion;

o a government entity does not approve the merger agreement or a court or other governmental authority issues an order prohibiting the merger;

o a government entity does not approve New Haven's conversion or a court or other governmental authority issues an order prohibiting New Haven's conversion; or

o either party cannot satisfy its obligations to the other party by October 15, 2004 or if the closing has not occurred by October 15, 2004.

We may also terminate the merger agreement if:

o New Haven has not received all regulatory approvals in connection with the merger, the bank merger and the conversion and NewAlliance Bancshares' SEC registration statement is not declared effective by August 16, 2004;

o New Haven cannot satisfy its conditions to Connecticut Bancshares to consummate the merger or the bank merger by August 16, 2004; or

o Connecticut Bancshares enters into an "acquisition agreement" with respect to a "superior proposal" and sufficient notice has been granted to New Haven allowing it to match the "superior proposal."

New Haven may also terminate the merger agreement if:

o our board of directors fails to make its recommendation to our stockholders or fails to give notice of or convene the stockholders meeting; or

o a third party commences a tender or exchange offer for 25% or more of our stock and our board of directors recommends to our stockholders to tender their shares.

CONNECTICUT BANCSHARES
TERMINATION FEE (PAGE __)

We will pay New Haven a termination fee of $30 million if:

o New Haven terminates because (i) our board of directors fails to recommend approval of the merger agreement, (ii) our board of directors fails to call or convene a meeting of the stockholders, or (iii) a tender offer for 25% or more of our common stock is commenced and our board of directors recommends to our stockholders that they tender their shares;

o New Haven terminates because we materially breach a representation, warranty or covenant and, before termination, a competing "acquisition proposal" has been publically announced or made known;

o either party terminates because our stockholders fail to approve the merger agreement and, before the stockholder vote, a competing "acquisition proposal" has been publically announced or made known; or

o before our stockholder meeting, we terminate the merger agreement to accept a "superior proposal" which New Haven fails to at least match within five business days after Connecticut Bancshares notifies New Haven of the "superior proposal."

For each of the termination events above, except for the last termination event, we must pay $10 million to New Haven by the third business day following termination and the balance of $20 million if, within 18 months after termination, we enter into an agreement with respect to, or consummate, an "acquisition transaction" with another party. For the last termination event, we must pay the entire $30 million by the third business day following termination.

NEW HAVEN SPECIAL PAYMENT
(PAGE __)

New Haven must pay us $30 million if (i) New Haven's corporators, or any other party required to vote on the plan of conversion, fail to approve the plan of conversion, (ii) New Haven fails to obtain all required regulatory approvals for the merger and the conversion, (iii) New Haven does not complete the merger by October 15, 2004 or such later date agreed to by the parties, or (iv) we terminate the merger agreement because New Haven has intentionally and willfully breached any of its representations or warranties or failed to perform or comply with any of its covenants or agreements to an extent to allow for termination. New Haven will not have to pay us the $30 million if any of the above "special payment" events is due to a breach by us of our representations or warranties or our covenants and such breach is the principal cause of the "special payment" event.

We must repay to New Haven $15 million of the $30 million special payment if before the earlier of (a) October 15, 2006 or (b) two years after our demand for the "special payment," we or any of our subsidiaries enter into a merger transaction in which our stockholders are entitled to receive merger consideration in excess of $51.60 per share.

                               THE SPECIAL MEETING

      This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Connecticut Bancshares to be used at the special meeting of stockholders. This proxy statement and the enclosed proxy card are being first mailed on or about _______, 2003 to stockholders of record as of the close of business on ______________, 2003.

PLACE, DATE AND TIME

      The special meeting will be held at ____________, ____________, ____________, Connecticut on _________, ________, 2003 at __:00 __.m., local time.

PURPOSE OF THE MEETING

      The purpose of the meeting is to consider and vote on a proposal to approve and adopt the merger agreement and to act on any other matters brought before the meeting.

WHO CAN VOTE AT THE MEETING; RECORD DATE

      You are entitled to vote your Connecticut Bancshares common stock only if you held your shares as of the close of business on ________, 2003. As of the close of business on ________, 2003, a total of ____________ shares of Connecticut Bancshares' common stock were outstanding. Each share of common stock has one vote. As provided in Connecticut Bancshares' certificate of incorporation, record holders of Connecticut Bancshares' common stock who beneficially own, either directly or indirectly, in excess of 10% of Connecticut Bancshares' outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

QUORUM AND VOTE REQUIRED

      QUORUM. The special meeting will be held only if a majority of the outstanding shares of common stock entitled to vote (excluding any shares in excess of the 10% limit) are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum present, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Under applicable rules, brokers, banks and other nominees may not exercise their voting discretion on the proposal to approve and adopt the merger agreement and, for this reason, may not vote shares held for beneficial owners without specific instructions from the beneficial owners.

      VOTE REQUIRED. Approval and adoption of the merger agreement requires the affirmative vote of the majority of the outstanding shares of Connecticut Bancshares' common stock. Failure to return a properly executed and dated proxy card or to vote in person and abstentions and broker non-votes will have the same effect as a vote "Against" the merger agreement.

SHARES HELD BY DIRECTORS AND OFFICERS OF CONNECTICUT BANCSHARES; VOTING
AGREEMENTS

      As of _________, 2003, directors and executive officers of Connecticut Bancshares owned approximately _____% of the shares of Connecticut Bancshares common stock, not including shares that may be acquired upon the exercise of stock options. All of the Connecticut Bancshares directors have entered into voting agreements with New Haven requiring each individual to continue to hold all shares owned or controlled on and after July 15, 2003 through the date of the completion of the merger and to vote all of their shares of Connecticut Bancshares common stock in favor of the proposal to approve the merger agreement. Notwithstanding the voting agreements, Mr. Meduski's Termination and Release Agreement requires him to exercise all of his vested stock options and sell the shares of Connecticut Bancshares common stock acquired upon such exercise.

VOTING BY PROXY

      The board of directors of Connecticut Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of Connecticut Bancshares common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Connecticut Bancshares' common stock represented at the special meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by Connecticut Bancshares' board of directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

      If any matters not described in this proxy statement are properly presented at the special meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the special meeting in order to solicit additional proxies. However, no proxy voted against the proposal to approve the merger agreement will be voted in favor of an adjournment or postponement to solicit additional votes in favor of the merger agreement. If the special meeting is postponed or adjourned, Connecticut Bancshares common stock may be voted by the persons named in the proxy card on the new special meeting date as well, unless you have revoked your proxy. Connecticut Bancshares does not know of any other matters to be presented at the special meeting.

      If Connecticut Bancshares common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your bank, broker or other nominee that accompanies this proxy statement.

REVOCABILITY OF PROXIES

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of Connecticut Bancshares in writing before your common stock has been voted at the special meeting, deliver a properly executed and later dated proxy card, or attend the meeting and vote your shares in person. Attendance at the special meeting will not in itself constitute revocation of your proxy.

PARTICIPANTS IN THE SAVINGS BANK OF MANCHESTER'S ESOP AND SAVINGS PLAN

      If you participate in The Savings Bank of Manchester's Employee Stock Ownership Plan ("ESOP") or if you hold shares through The Savings Bank of Manchester's Savings Plan, you will receive a vote authorization form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Connecticut Bancshares common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions. Under the terms of the Savings Plan, a participant is entitled to direct the trustee how to vote the shares of Connecticut Bancshares common stock held in the Connecticut Bancshares Stock Fund and credited to his or her account. The trustee will vote all shares of Connecticut Bancshares common stock for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is __________, 2003.

                                   THE MERGER

      THE FOLLOWING DISCUSSION OF THE MERGER IS QUALIFIED BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A. YOU SHOULD READ THE ENTIRE MERGER AGREEMENT CAREFULLY. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

THE PARTIES TO THE MERGER

      CONNECTICUT BANCSHARES, INC. Connecticut Bancshares was organized in October 1999 for the purpose of becoming the holding company for The Savings Bank of Manchester upon the conversion of The Savings Bank of Manchester's former parent holding company, Connecticut Bancshares, M.H.C., from a mutual-to-stock form of organization. The conversion was completed on March 1, 2000. As a savings and loan holding company, Connecticut Bancshares is regulated by the Office of Thrift Supervision. Since its formation, Connecticut Bancshares' principal activity has been to direct and coordinate the business of The Savings Bank of Manchester. At __________, 2003, Connecticut Bancshares had total assets of $_______ billion, total deposits of $________ billion and stockholders' equity of $______ million.

      The Savings Bank of Manchester is a Connecticut-chartered savings bank headquartered in Manchester, Connecticut. The Savings Bank of Manchester is regulated by the Connecticut Department of Banking and its deposits are insured by the Federal Deposit Insurance Corporation up to applicable limits. The Savings Bank of Manchester is a traditional savings association that accepts retail deposits from the general public in the areas surrounding its 28 full-service offices.

      NEWALLIANCE BANCSHARES, INC. NewAlliance Bancshares is a newly-formed Delaware corporation that will become the parent company of New Haven upon New Haven's conversion from mutual-to-stock form. Upon completion of the conversion, NewAlliance Bancshares will be regulated by the Federal Reserve Board and direct and coordinate the business of New Haven. NewAlliance Bancshares will have no material assets or liabilities until the completion of the conversion.

      New Haven is a Connecticut-chartered savings bank headquartered in New Haven, Connecticut. New Haven is regulated by the Connecticut Department of Banking and its deposits are insured by the

Federal Deposit Insurance Corporation up to applicable limits. New Haven currently operates 36 offices in the greater New Haven area. At _______, 2003, New Haven had total assets of $_________ billion, total deposits of $_____ billion and total equity of $_____ million.

      In a separate and unrelated transaction, New Haven is also acquiring Alliance Bancorp of New England, Inc., a bank holding company organized under the laws of the State of Delaware in 1997. It operates Tolland Bank, a Connecticut-charted savings bank that operates nine banking offices in and around Tolland County. At ____________, 2003, Alliance had total assets of $____________ million, deposits of $____________ million and stockholders' equity of $____________ million. THE ALLIANCE MERGER DOES NOT REQUIRE THE APPROVAL OF THE STOCKHOLDERS OF CONNECTICUT BANCSHARES AND THE CONNECTICUT BANCSHARES MERGER DOES NOT DEPEND ON THE COMPLETION OF THE ALLIANCE MERGER.

FORM OF THE MERGER

      Immediately following New Haven's conversion from mutual-to-stock form, which is a condition precedent to our merger with New Haven, Connecticut Bancshares will merge with and into a subsidiary of NewAlliance Bancshares, with Connecticut Bancshares as the surviving entity. In a second step, Connecticut Bancshares will be merged with and liquidated into NewAlliance Bancshares.

      Upon completion of the merger, each share of Connecticut Bancshares common stock will be converted into the right to receive $52.00 in cash and Connecticut Bancshares stockholders will no longer have any rights or interests in Connecticut Bancshares. However, if the closing of the merger does not take place on or before March 31, 2004, other than as a result of a breach of a representation, warranty or covenant by Connecticut Bancshares, the per share merger consideration will be increased by the amount determined by dividing (x) the Connecticut Bancshares' net income for each full month after March 31, 2004 minus the amount of dividends paid after March 31, 2004 by (y) the sum of (i) the number of Connecticut Bancshares shares outstanding and (ii) the number of shares of Connecticut Bancshares stock which may be acquired upon the exercise of stock options. The adjustment in merger consideration is subject to the following:

      o as soon as possible after the end of each month ending after March 31, 2004, Connecticut Bancshares must deliver to New Haven a consolidated statement of operations for such month; and

      o not later than 5 business days prior to the closing, Connecticut Bancshares must cause PricewaterhouseCoopers, LLP, or another accounting firm reasonably acceptable to the parties to review and issue its report on the consolidated statements of operations of Connecticut Bancshares for the period ending at the date of the last of such statements operations. Absent an error in the report, such report will be binding on the parties for purposes of calculating the adjustment to the merger consideration.

TREATMENT OF CONNECTICUT BANCSHARES STOCK OPTIONS

      Immediately before the closing of the merger, all outstanding options to purchase shares of Connecticut Bancshares common stock will become immediately exercisable and vested, to the extent not already exercisable and vested. At or within five business days after the closing of the merger, all options will be cancelled and either Connecticut Bancshares or New Haven will pay each holder an amount equal to the excess of the $52.00 per share merger consideration over the exercise price per share of each option, net of any cash that must be withheld under federal and state income and employment tax requirements, and subject to any increase in the amount of the per share merger consideration as discussed above.

TREATMENT OF CONNECTICUT BANCSHARES STOCK AWARDS

      At the closing of the merger, each share of restricted stock outstanding and issued under the Connecticut Bancshares 2000 Stock-Based Incentive Plan and the 2002 Equity Compensation Plan, to the extent not already vested, will vest and will represent a right to receive the $52.00 per share merger consideration, subject to any increase in the per share merger consideration as discussed above.

PROCEDURES FOR SURRENDERING YOUR CERTIFICATES

      On or before the closing of the merger, NewAlliance Bancshares will deposit with the exchange agent an amount of cash equal to the aggregate merger consideration. The exchange agent will act as exchange agent for the benefit of the holders of Connecticut Bancshares common stock. Each holder of Connecticut Bancshares common stock who properly surrenders his or her Connecticut Bancshares shares to the exchange agent will be entitled to receive a cash payment of $52.00 per share of Connecticut Bancshares common stock, net of any required tax withholding upon acceptance of the shares by the exchange agent.

      No later than five business days after the closing of the merger, the exchange agent will send you a letter of transmittal that will contain detailed instructions for surrendering your certificates of Connecticut Bancshares common stock. If you hold your Connecticut Bancshares common stock in "street name," your broker, bank or nominee will send you the letter of transmittal.

      YOU SHOULD NOT RETURN YOUR CONNECTICUT BANCSHARES COMMON STOCK CERTIFICATES WITH THE ENCLOSED PROXY, AND YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL.

      If your Connecticut Bancshares common stock certificates have been lost, stolen or destroyed, you will have to prove your ownership of the shares of common stock evidenced by these certificates and that the certificates were lost, stolen or destroyed before you receive any payment for your shares.

      At any time following the six month period after the closing of the merger, NewAlliance Bancshares will be entitled at its election to cause the exchange agent to deliver to NewAlliance Bancshares any funds not disbursed to former Connecticut Bancshares stockholders. Thereafter, former Connecticut Bancshares stockholders will be entitled to look to NewAlliance Bancshares with respect to any merger consideration that may be payable upon surrender of their stock certificates.

      Neither NewAlliance Bancshares, Connecticut Bancshares, the exchange agent nor any other party to the merger will be liable to any former holder of Connecticut Bancshares common stock for any funds delivered to a public official according to applicable abandoned property or escheat laws.

      NewAlliance Bancshares or the exchange agent will be entitled to withhold from the merger consideration payable to any Connecticut Bancshares stockholder such amounts as either are required to withhold with respect to making such payments under the Internal Revenue Code of 1986, as amended.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

      The following discussion addresses the material United States federal income tax consequences of the merger to holders of Connecticut Bancshares common stock. This discussion applies only to Connecticut Bancshares stockholders that hold their Connecticut Bancshares common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended. Further, this discussion does not address all aspects of United States federal taxation that may be relevant to a particular stockholder in light of its personal circumstances or to stockholders subject to special treatment under the United States federal income tax laws including: banks or trusts; tax-exempt organizations; insurance companies; dealers in securities or foreign currency; traders in securities who elect to apply a mark-to-market method of accounting; pass-through entities and investors in such entities; foreign persons; stockholders who received their Connecticut Bancshares common stock through the exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation; and stockholders who hold Connecticut Bancshares common stock as part of a hedge, straddle, constructive sale, conversion transaction or other integrated instrument.

      This discussion is based on the Internal Revenue Code of 1986, as amended, Treasury regulations, administrative rulings and judicial decisions, all as in effect as of the date of this proxy statement and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Tax considerations under state, local and foreign laws are not addressed in this document. The tax consequences of the merger to you may vary depending upon your particular circumstances. Therefore, you should consult your tax advisor to determine the particular tax consequences of the merger to you, including those relating to state and/or local taxes.

      Neither Connecticut Bancshares nor New Haven has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to Connecticut Bancshares' stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to Connecticut Bancshares's stockholders with respect to any of the tax effects of the merger to stockholders.

      Connecticut Bancshares stockholders will recognize gain or loss for federal income tax purposes equal to the difference, if any, between the cash received and such stockholder's aggregate adjusted tax basis in the Connecticut Bancshares common stock surrendered in exchange for the cash. The gain or loss will be a capital gain or loss, provided that such shares were held as capital assets of the Connecticut Bancshares stockholder at the effective time of the merger. The gain or loss will be long-term capital gain or loss if the Connecticut Bancshares stockholder's holding period is more than one year; otherwise, the capital gain or loss will be short-term. The Internal Revenue Code contains limitations on the extent to which a taxpayer may deduct capital losses from ordinary income.

      THIS TAX TREATMENT MAY NOT APPLY TO ALL CONNECTICUT BANCSHARES STOCKHOLDERS. DETERMINING THE ACTUAL TAX CONSEQUENCES OF THE MERGER TO YOU CAN BE COMPLICATED. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE MERGER'S TAX CONSEQUENCES THAT ARE PARTICULAR TO YOU.

BACKGROUND OF THE MERGER

      As part of its continuing efforts to improve Connecticut Bancshares' community banking franchise and enhance stockholder value, Connecticut Bancshares's board of directors and management, together with its financial and legal advisors, have periodically reviewed various strategic options available to Connecticut Bancshares, including, among other things, continued independence, the acquisition of other institutions and a strategic merger with or acquisition by another financial institution. As part of this process, Connecticut Bancshares's legal counsel periodically reviewed with the board of directors its fiduciary duties in the context of the various strategic alternatives. Consistent with its periodic reviews of strategic alternatives, Connecticut Bancshares acquired First Federal Savings and Loan Association of East Hartford in August 2001.

      The initial contact between Connecticut Bancshares and New Haven with respect to the proposed transaction occurred on November 19, 2002. Peyton R. Patterson, New Haven's Chairman, President and Chief Executive Officer, contacted Richard P. Meduski, Connecticut Bancshares's President and Chief Executive Officer, to request a meeting to discuss New Haven's interest in a potential business combination with Connecticut Bancshares.

      On December 3, 2002, Ms. Patterson, Mr. Meduski and Douglas K. Anderson, Connecticut Bancshares' Executive Vice President, met along with representatives of Sandler O'Neill, Connecticut Bancshares' financial advisor. Ms. Patterson generally discussed New Haven's general business and acquisition strategy and its interest in a potential business combination with Connecticut Bancshares as part of New Haven's strategic growth plans, including a potential conversion from mutual-to-stock form. Although general price parameters relative to Connecticut Bancshares's trading multiples were discussed, there was no discussion of a proposed price or a proposed range of prices.

      On January 7, 2003, Ms. Patterson contacted Mr. Meduski and discussed preliminary terms of a proposed transaction, including a proposed price range of $47 to $50 per share in cash. On January 8, 2003, New Haven's financial advisor contacted Sandler O'Neill to increase the proposed price range to $48 to $52 per share in cash.

      On January 13, 2003, Connecticut Bancshares's board of directors held its monthly meeting. Representatives of Sandler O'Neill and legal counsel to Connecticut Bancshares were present. The board discussed the terms of New Haven's non-binding expression of interest, including matters relating to New Haven's proposed conversion transaction, the completion of which would be a condition precedent to any business combination between New Haven and Connecticut Bancshares. In addition to reviewing New Haven's non-binding expression of interest, representatives of Sandler O'Neill also identified and discussed with the board certain other institutions that, in Sandler O'Neill's view, would have the capacity and may have an interest in pursuing a business combination transaction with Connecticut Bancshares. Representatives of these other institutions had previously expressed to Mr. Meduski their interest in a potential business combination transaction if and when the board of directors of Connecticut Bancshares determined to consider such a transaction. Any business combination between Connecticut Bancshares and any of the identified institutions would not be subject to a financing contingency analogous to New Haven's proposed mutual-to-stock conversion. Following discussion, the board authorized Mr. Meduski to obtain further information about New Haven's non-binding expression of interest and about the other parties that Sandler O'Neill discussed as potentially having an interest in a potential business combination with Connecticut Bancshares. Sandler O'Neill was instructed not to places any limitations on any party.

      On January 27, 2003, Mr. Meduski and Ms. Patterson met and discussed the proposed transaction.

      The board of directors of Connecticut Bancshares met again on February 24, 2003, at which representatives of Sandler O'Neill and legal counsel were present. After management updated the board of directors relative to the activity that had taken place since the previous board meeting, the board authorized management to engage in further exploratory discussions with New Haven and the other institutions previously discussed by Sandler O'Neill in its presentation. The board also authorized management to enter into confidentiality agreements and conduct due diligence investigations.

      On February 27, 2003, New Haven executed a confidentiality agreement in favor of Connecticut Bancshares.

      On March 3, 2003, two other interested parties, both large regional financial institutions who Sandler O'Neill had identified at the January 13, 2003 board meeting, executed separate confidentiality agreements in favor of Connecticut Bancshares.

      From March 5 to 7, 2003, representatives of New Haven conducted preliminary due diligence on Connecticut Bancshares.

      On March 10, 2003, Sandler O'Neill contacted New Haven and the two other interested parties to request that they submit the final terms of their non-binding expressions of interest.

      On March 12, 2003, representatives of one of the other two interested parties conducted preliminary due diligence on Connecticut Bancshares.

      On March 13, 2003, Connecticut Bancshares executed a confidentiality agreement in favor of New Haven and representatives of Connecticut Bancshares conducted preliminary due diligence on New Haven. On the same day, representatives of the second interested party conducted preliminary due diligence on Connecticut Bancshares.

      On March 19, 2003, one of the other two interested parties submitted to Sandler O'Neill its non- binding expression of interest. The party proposed part cash/part stock consideration, which indicated a value of $51 per share.

      On March 20, 2003, New Haven and the second interested party submitted to Sandler O'Neill their respective non-binding expressions of interest. New Haven initially proposed an all cash price of $50 per share but subsequently increased it to $52 per share. The other interested party proposed an all cash price of $49 per share.

      On March 24, 2003, Connecticut Bancshares's board of directors held a special meeting at which representatives of Sandler O'Neill and legal counsel were present. The board considered the terms of each non-binding expressions of interest, but deferred any decision until a special board meeting scheduled for March 31, 2003.

      At the special meeting on March 31, 2003, the board of directors again reviewed with management, representatives of Sandler O'Neill and legal counsel the non-binding expressions of interest. Following discussion, the board of directors determined to engage in negotiations with New Haven toward a definitive agreement containing terms and conditions appropriate given that the completion of New Haven's mutual-to-stock conversion would be a condition precedent to the proposed transaction.

      On April 8, 2003, Connecticut Bancshares received a draft merger agreement from New Haven. Representative of Connecticut Bancshares and New Haven negotiated the merger agreement and other related documents over the next several days.

      On April 17, 2003, representatives of New Haven and Connecticut Bancshares met to conduct further due diligence.

      On April 18, 2003, New Haven's financial advisor contacted Sandler O'Neill to inform them that New Haven had reduced its proposed price to $48 per share.

      On April 28, 2003, the Connecticut Bancshares board of directors met and adopted resolutions to terminate negotiations with New Haven and to refrain from initiating or soliciting further contact with New Haven and the other two interested parties.

      On May 16, 2003, Ms. Patterson contacted Mr. Meduski to express New Haven's desire to resume negotiations at a revised proposed price of $50 per share.

      On June 11, 2003, Ms. Patterson contacted Mr. Meduski to express New Haven's desire to resume negotiations at a revised proposed price of $52 per share.

      On June 17, 2003, the executive committee of the board of directors of Connecticut Bancshares met to discuss New Haven's most recent proposal and authorized management to obtain further clarification with respect to certain proposed terms, including proposed termination terms should New Haven fail to complete its proposed conversion or to do so in a timely manner.

      On June 23, 2003, at a special meeting, the board of directors of Connecticut Bancshares met to review and discuss New Haven's most recent non-binding indication of interest. Representatives of Sandler O'Neill and legal counsel were present. After deliberations, the board of directors authorized management to resume negotiations with New Haven.

      From June 24 to 27, 2003, Connecticut Bancshares representatives conducted due diligence on New Haven.

      On June 26, 2003, Connecticut Bancshares received a revised draft of the merger agreement from New Haven and representatives of Connecticut Bancshares and New Haven negotiated the merger agreement and other related documents over the ensuing days.

      At a special meeting of Connecticut Bancshares' board of directors on July 15, 2003, Sandler O'Neill reviewed with the board the financial aspects of the proposed transaction and delivered its opinion that the merger consideration was fair to Connecticut Bancshares' stockholders from a financial point of view. The board of directors considered this opinion carefully as well as Sandler O'Neill's experience, qualifications and interest in the transaction. In addition, the board of directors reviewed the merger agreement and all related documents, copies of which were sent to each director before the date of the board meeting, at length with legal counsel. After extensive review and discussion, the merger agreement was unanimously approved by the directors present and voting and management was instructed to execute and deliver the merger agreement.

      On July 16, 2003, before the opening of the equity markets, Connecticut Bancshares publicly announced the adoption and approval of the definitive merger agreement.

CONNECTICUT BANCSHARES' REASONS FOR THE MERGER

      Connecticut Bancshares' board of directors voted by unanimous vote of those directors present and voting to approve the merger agreement and the entire board of directors unanimously recommends that Connecticut Bancshares stockholders vote "FOR" the approval of the merger agreement.

      Connecticut Bancshares' board of directors has determined that the merger and the merger agreement are fair to, and in the best interests of, Connecticut Bancshares and its stockholders. In approving the merger agreement, Connecticut Bancshares' board of directors also consulted with legal counsel regarding its legal duties and the terms of the merger agreement, and with Sandler O'Neill with respect to the financial aspects and fairness of the transaction from a financial point of view to its stockholders. In arriving at its determination, Connecticut Bancshares' board of directors also considered a number of factors, including the following:

      o the process followed by Connecticut Bancshares and its financial advisor in connection with the sale helped to ensure that an offer more favorable than New Haven's offer was not available;

      o the board of directors considered the book value and earnings per share of Connecticut Bancshares' common stock and various pricing and other data in an attempt to establish Connecticut Bancshares' value in a merger or sales transaction;

      o the opinion of Sandler O'Neill, Connecticut Bancshares' financial advisor, that the $52.00 merger consideration is fair from a financial point of view to Connecticut Bancshares' stockholders;

      o the review conducted by the board of directors of the strategic options available to Connecticut Bancshares and the assessment of the board of directors that none of those options presented superior opportunities or were likely to create greater value for Connecticut Bancshares stockholders than the prospects presented by the proposed merger with New Haven;

      o New Haven's indication that it would likely retain most of Connecticut Bancshares' employees;

      o the current and prospective economic, competitive and regulatory environment facing Connecticut Bancshares, New Haven and the financial services industry generally;

      o the board of directors' assessment that Connecticut Bancshares would better serve the convenience and needs of its customers and the communities that it serves through affiliation with a financial institution such as New Haven that has a larger infrastructure;

      o the likelihood of Connecticut Bancshares stockholders approving the merger;

      o the fact that appraisal rights will be available under Delaware law with respect to the merger;

      o the uncertainties of receiving regulatory approval for the merger and New Haven's conversion;

      o the $30 million payment from New Haven in the event New Haven fails to complete its conversion or consummate this transaction; and

      o the appointment of two members of each of Connecticut Bancshares' and The Savings Bank of Manchester's board of directors to the boards of directors of NewAlliance Bancshares and New Haven.

      The foregoing discussion of the information and factors considered by Connecticut Bancshares' board of directors is not intended to be exhaustive, but constitutes all material factors considered by the Connecticut Bancshares board of directors. In view of the variety of factors considered in connection with its evaluation of the merger agreement and the transactions contemplated by it, the Connecticut Bancshares board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination. In addition, individual directors may have given different weights to the different factors.

OPINION OF CONNECTICUT BANCSHARES' FINANCIAL ADVISOR

      By letter agreement dated as of February 25, 2003, Connecticut Bancshares retained Sandler O'Neill as an independent financial advisor in connection with Connecticut Bancshares' consideration of a possible business combination involving Connecticut Bancshares and a second party. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

      Sandler O'Neill acted as financial advisor to Connecticut Bancshares in connection with the proposed merger with New Haven and participated in certain of the negotiations leading to the merger agreement. At the request of the Connecticut Bancshares board, representatives of Sandler O'Neill attended the July 15, 2003 meeting at which the board considered the merger and approved the merger agreement. At the July 15th meeting, Sandler O'Neill delivered to the Connecticut Bancshares board its oral opinion, subsequently confirmed in writing, that, as of such date, the merger consideration was fair to Connecticut Bancshares' stockholders from a financial point of view. Sandler O'Neill has updated its July 15th opinion by delivering to the board a written opinion dated the date of this proxy statement. In rendering its updated opinion, Sandler O'Neill confirmed the appropriateness of its reliance on the analyses used to render its earlier opinion by reviewing the assumptions upon which its analyses were based, performing procedures to update certain of its analyses and reviewing the other factors considered in rendering its earlier opinion. THE FULL TEXT OF SANDLER O'NEILL'S UPDATED OPINION IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. THE OPINION OUTLINES THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY SANDLER O'NEILL IN RENDERING THE OPINION. THE DESCRIPTION OF THE OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPINION. CONNECTICUT BANCSHARES' STOCKHOLDERS ARE URGED TO READ THE OPINION CAREFULLY AND IN ITS ENTIRETY IN CONNECTION WITH THEIR CONSIDERATION OF THE PROPOSED MERGER.

      Sandler O'Neill's opinion speaks only as of the date of the opinion. Sandler O'Neill's opinion was directed to the Connecticut Bancshares board and was provided to the board for its information in considering the merger. The opinion is directed only to the fairness of the merger consideration to Connecticut Bancshares stockholders from a financial point of view. It does not address the underlying business decision of Connecticut Bancshares to engage in the merger or any other aspect of the merger and is not a recommendation to any Connecticut Bancshares stockholder as to how such stockholder should vote at the special meeting with respect to the merger or any other matter.

      In connection with rendering its opinion, Sandler O'Neill reviewed and considered, among other things:

      (1) the merger agreement and certain of the exhibits and schedules thereto;

      (2) certain publicly available financial statements and other historical financial information of Connecticut Bancshares that they deemed relevant;

      (3) certain historical financial information of New Haven that was publicly available or provided by New Haven that they deemed relevant;

      (4) internal financial projections for Connecticut Bancshares for the years ending December 31, 2003 through 2006 prepared by and reviewed with management of Connecticut Bancshares and the views of senior management of Connecticut Bancshares, based on limited discussions with them, regarding Connecticut Bancshares' business, financial condition, results of operations and prospects;

      (5) the views of senior management of New Haven, based on limited discussions with representatives of senior management, regarding New Haven's financial condition and prospects, including New Haven's proposed conversion from mutual-to-stock form and issuance of common stock in connection therewith and its proposed acquisition of Alliance Bancorp of New England, Inc. (as to which Sandler O'Neill performed no independent investigation);

      (6) the publicly reported historical price and trading activity for Connecticut Bancshares' common stock, including a comparison of certain financial and stock market information for Connecticut Bancshares with similar publicly available information for certain other companies the securities of which are publicly traded;

      (7) the financial terms of certain recent business combinations in the savings institution industry, to the extent publicly available;

      (8) the current market environment generally and the banking environment in particular; and

      (9) such other information, financial studies, analyses and investigations and financial, economic and market criteria as they considered relevant.

      In performing its reviews and analyses and in rendering its opinion, Sandler O'Neill assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it and further relied on the assurances of management of Connecticut Bancshares and New Haven that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Sandler O'Neill was not asked to and did not undertake an independent verification of the accuracy or completeness of any of such information and they did not assume any responsibility or liability for the accuracy or completeness of any of such information. Sandler O'Neill did not make an independent evaluation or appraisal of the assets, the collateral securing assets or the liabilities, contingent or otherwise, of Connecticut Bancshares or New Haven or any of their respective subsidiaries, or the collectibility of any such assets, nor was it furnished with any such evaluations or appraisals. Sandler O'Neill is not an expert in the evaluation of allowances for loan losses and it has not made an independent evaluation of the adequacy of the allowance for loan losses of Connecticut Bancshares or New Haven or any of their subsidiaries, nor has it reviewed any individual credit files relating to Connecticut Bancshares or New Haven or any of their subsidiaries. With Connecticut Bancshares' consent, Sandler O'Neill has assumed that the respective allowances for loan losses for both Connecticut Bancshares and New Haven and their respective subsidiaries are adequate to cover such losses. In addition, Sandler O'Neill has not conducted any physical inspection of the properties or facilities of Connecticut Bancshares or New Haven or any of their subsidiaries.

      Sandler O'Neill's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Sandler O'Neill assumed, in all respects material to its analysis, that all of the representations and warranties contained in the merger agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the merger agreement are not waived. Sandler O'Neill also assumed, with Connecticut Bancshares' consent, that there has been no material change in Connecticut Bancshares' or New Haven's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to them and that Connecticut Bancshares and New Haven will remain as going concerns for all periods relevant to its analyses.

      In rendering its opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The summary includes information presented in tabular format. IN ORDER TO FULLY UNDERSTAND THE FINANCIAL ANALYSES, THESE TABLES MUST BE READ TOGETHER WITH THE ACCOMPANYING TEXT. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Connecticut Bancshares and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Connecticut Bancshares or the companies to which it is being compared.

      The earnings projections for Connecticut Bancshares relied upon by Sandler O'Neill in its analyses were based upon internal projections provided by Connecticut Bancshares' management for the years ended December 31, 2003 through December 31, 2006. With respect to such financial projections, Connecticut Bancshares' management confirmed to Sandler O'Neill that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management of the future financial performance of Connecticut Bancshares and Sandler O'Neill assumed for purposes of its analyses that such performance would be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based. The financial projections furnished to Sandler O'Neill by Connecticut Bancshares were prepared for internal purposes only and not with a view towards public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

      In performing its analyses, Sandler O'Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Connecticut Bancshares, New Haven and Sandler O'Neill. The analyses performed by Sandler O'Neill are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Connecticut Bancshares board at the July 15th meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O'Neill's analyses do not necessarily reflect the value of Connecticut Bancshares' common stock or the prices at which Connecticut Bancshares' common stock may be sold at any time.

      SUMMARY OF PROPOSAL. Sandler O'Neill reviewed the financial terms of the proposed transaction. Based upon the per share consideration of $52.00 and Connecticut Bancshares' March 31, 2003 financial information, Sandler O'Neill calculated the following ratios:


        Transaction price / last twelve months' earnings per share    20.4x
        Transaction price / 2003 estimated earnings per share (1)     19.5x
        Transaction price / tangible book value                      254.2%
        Transaction price / book value                               225.6%
        Tangible book premium / core deposits (2)                     25.3%
        Premium to closing price as of July 10, 2003 (3)              23.5%
        Premium to closing price as of June 11, 2003 (4)              36.1%
        --------------------------------
        (1) Based on the median IBES estimates of $2.67 fully diluted earnings per share in 2003.
        (2) Assumes core deposits of $1.49 billion.
        (3) The closing price on July 10, 2003 was $42.10.
        (4) The closing price on June 11, 2003 was $38.20.

      The aggregate transaction value was approximately $603.4 million, based upon 10,754,943 shares of Connecticut Bancshares common stock outstanding plus the value of options outstanding for 1,691,172 shares calculated using the implied transaction value less the exercise price of the option.

      STOCK TRADING HISTORY. Sandler O'Neill reviewed the history of the reported trading prices and volume of Connecticut Bancshares' common stock and the relationship between the movements in the prices of Connecticut Bancshares' common stock to movements in certain stock indices, including the Standard & Poor's 500 Index, the NASDAQ Bank Index, the Standard & Poor's Bank Index and the median performance of a composite group of publicly traded regional savings institutions selected by Sandler O'Neill. During the one-year and three-year periods ended July 10, 2003, Connecticut Bancshares' common stock outperformed each of the indices to which it was compared.


                                BEGINNING INDEX VALUE     ENDING INDEX VALUE
                                    JULY 10, 2002           JULY 10, 2003
                                 ------------------       ----------------

Connecticut Bancshares                100.00%                 131.36%
Regional Group                        100.00                  107.43
Nasdaq Bank Index                     100.00                  107.63
S&P Bank Index                        100.00                  106.48
S&P 500 Index                         100.00                  107.41



                                BEGINNING INDEX VALUE     ENDING INDEX VALUE
                                    JULY 10, 2000           JULY 10, 2003
                                 ------------------        ----------------

Connecticut Bancshares                100.00%                 271.61%
Regional Group                        100.00                  234.98
Nasdaq Bank Index                     100.00                  159.52
S&P Bank Index                        100.00                  123.96
S&P 500 Index                         100.00                   67.00

      COMPARABLE COMPANY ANALYSIS. Sandler O'Neill used publicly available information to compare selected financial and market trading information for Connecticut Bancshares and a group of twelve publicly traded Northeastern savings institutions selected by Sandler O'Neill (the "Regional Group"):


Independence Community Bank Corp.           First Sentinel Bancorp, Inc.
Staten Island Bancorp, Inc.                 PennFed Financial Services, Inc.
Seacoast Financial Services Corp.           Flushing Financial Corp.
Dime Community Bancshares, Inc.             Troy Financial Corp.
Hudson River Bancorp                        Berkshire Hills Bancorp, Inc.
FIRSTFED AMERICA BANCORP INC.               MASSBANK Corp.

      The analysis compared publicly available financial information for Connecticut Bancshares and each of the companies in the Regional Group as of and for the twelve months ended March 31, 2003. The table below sets forth the comparative data for Connecticut Bancshares and the median data for the Regional Group, with pricing data as of July 11, 2003.


                                        CONNECTICUT         REGIONAL GROUP
                                         BANCSHARES             MEDIAN
                                      ---------------      ----------------

Total assets (in millions)                $2,555                $2,353
Market capitalization (in millions)       $  467                $  375
Current price / 52-week high (1)            92.5%                 97.2%
Tangible equity / tangible assets           8.98%                 8.02%
LTM Return on average equity               10.96%                12.09%
LTM Return on average assets                1.11%                 1.09%
Price / tangible book value per share     205.75%               215.19%
Price / LTM earnings per share             16.51x                15.02x
Price / I/B/E/S Estimated 2003 EPS         15.77x                14.16x
-------------------------
(1) Based on publicly reported daily closing prices for the common stock of each company during past year.

      ANALYSIS OF SELECTED MERGER TRANSACTIONS. Sandler O'Neill reviewed all transactions announced nationwide from January 1, 2003 to July 11, 2003 and Northeast transactions announced from January 1, 2002 to July 11, 2003, in each case involving publicly traded savings institutions as acquired institutions and transaction values greater than $15 million. Sandler O'Neill reviewed 13 transactions announced nationwide and 14 transactions announced in the Northeast. Sandler O'Neill reviewed the multiples of transaction value at announcement to last twelve months' earnings, transaction value to estimated current year earnings, transaction value to book value, transaction value to tangible book value, tangible book premium to core deposits and premium to market price and computed high, low, mean and median multiples and premiums for each group of transactions. These multiples were applied to Connecticut Bancshares' financial information as of and for the twelve months ended March 31, 2003. As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Connecticut Bancshares' common stock of $33.66 to $51.16 based upon the median multiples for nationwide transactions and $44.25 to $53.05 based upon the median multiples for Northeast transactions.

                                         NATIONWIDE TRANSACTIONS NORTHEAST TRANSACTIONS
                                         ----------------------- ----------------------
                                          MEDIAN        IMPLIED    MEDIAN      IMPLIED
                                         MULTIPLE        VALUE    MULTIPLE      VALUE
                                         --------     ---------- ----------   ---------

Transaction value/LTM EPS                 16.46x        $41.97     19.06x       $48.59
Transaction value/Estimated EPS (1)       14.03x        $37.63     17.43x       $46.76
Transaction value/Book Value             162.07%        $37.36    226.88%       $52.29
Transaction value/Tangible book value    164.50%        $33.66    229.13%       $46.88
Tangible book premium/Core deposits(2)    15.64%        $41.50     17.69%       $44.25
Premium to market price (3)               21.52%        $51.16     26.01%       $53.05

-----------------------------
(1) Based upon management's estimate for fully diluted EPS of $2.68 for 2003.
(2) Assumes core deposits of $1.49 billion.
(3) Based upon Connecticut Bancshares' stock price of $42.10 as of July 10, 2003.

      DISCOUNTED DIVIDEND STREAM AND TERMINAL VALUE ANALYSIS. Sandler O'Neill also performed an analysis which estimated the future stream of after-tax dividend flows of Connecticut Bancshares through December 31, 2006 under various circumstances, assuming Connecticut Bancshares' projected dividend increases and that Connecticut Bancshares performed in accordance with the earnings forecasts prepared by and reviewed with management. To approximate the terminal value of Connecticut Bancshares common stock at December 31, 2006, Sandler O'Neill applied price/earnings multiples ranging from 10x to 20x. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 9% to 15% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Connecticut Bancshares common stock. As illustrated in the following table, this analysis indicated an imputed range of values per share of Connecticut Bancshares common stock of $20.61 to $47.91.


         DISCOUNT
           RATE      10X      12X     14X      16X     18X     20X
        ----------  ------   ------  ------   ------  ------  ------

            9%      $25.30   $29.83  $34.35   $38.87  $43.39  $47.91
           11        23.60    27.80   32.01    36.21   40.42   44.62
           13        22.04    25.95   29.87    33.78   37.70   41.61
           15        20.61    24.26   27.91    31.55   35.20   38.85

      In connection with its analyses, Sandler O'Neill considered and discussed with the Connecticut Bancshares board how the present value analyses would be affected by changes in the underlying assumptions, including variations with respect to the growth rate of assets, net income and dividend payout ratio. Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

      In connection with the merger, Connecticut Bancshares has agreed to pay Sandler O'Neill a transaction fee of 1% of the aggregate purchase price being paid in the transaction, or approximately $6.0 million, which is contingent and payable upon closing of the merger. Sandler O'Neill has also received a fee of $300,000 for rendering its opinion, which will be credited against the transaction fee due and payable upon closing. Under certain circumstances, Sandler O'Neill will also receive a fee if the merger agreement is terminated. Connecticut Bancshares has also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses incurred in connection with its engagement up to a maximum of $50,000 and to indemnify Sandler O'Neill and its affiliates and their respective partners, directors, officers, employees, agents, and controlling persons against certain expenses and liabilities, including liabilities under securities laws.

      Sandler O'Neill has in the past provided investment banking services to Connecticut Bancshares and received compensation for such services. In addition, in the ordinary course of its business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to Connecticut Bancshares and New Haven Savings and their respective affiliates and may actively trade the equity securities of Connecticut Bancshares for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER THAT ARE DIFFERENT FROM YOUR INTERESTS

      Some members of Connecticut Bancshares' management and board of directors may have interests in the merger that are in addition to or different from the interests of Connecticut Bancshares stockholders. Connecticut Bancshares board of directors was aware of these interests and considered them in approving the merger agreement. Included below is a summary of some of the agreements and benefit plans under which officers or directors participate and under which benefits will be paid in accordance with the merger agreement.

      TERMINATION AND RELEASE AGREEMENTS WITH MESSRS. MEDUSKI, ANDERSON, PIKE AND SOMERVILLE. Richard P. Meduski, Douglas K. Anderson, Charles L. Pike and Roger A. Somerville have entered into employment agreements with Connecticut Bancshares and The Savings Bank of Manchester, each dated as of March 1, 2000. Under these agreements, the executives would be entitled to receive a severance payment equal to three times their average annual compensation (as defined under the agreements) for the five preceding taxable years and 36 months of continued health and welfare benefits upon their termination of employment in connection with a change in control. In connection with the execution of the merger agreement, Richard P. Meduski, Douglas K. Anderson, Charles L. Pike, and Roger
A. Somerville entered into Termination and Release Agreements with Connecticut Bancshares, The Savings Bank of Manchester, and New Haven dated as of July 15, 2003. The termination agreements, provide that if Messrs. Meduski, Anderson, Pike and Somerville are employed as of the effective date of the merger they will receive cash payments of $3,256,234, $1,367,156, $1,711,943 and $1,035,497,
respectively, as consideration for the termination of (1) their employment agreements with the Bank and the Company, (2) participation by Messrs. Meduski, Anderson and Pike in Manchester's supplemental executive retirement plan, and
(3) supplemental retirement benefit agreements between Messrs. Meduski and Pike and The Savings Bank of Manchester. The executives and their dependents also will receive 36 months of continued life, health, dental and disability (i.e., health and welfare) benefit coverage, less the executive's premium share, or a cash payment equal to the present value of such coverage.

      Under the Termination and Release Agreements, the executives also agreed to take the following actions between July 15, 2003 and December 31, 2003: (1) exercise all vested non-qualified stock options, including those that vest prior to December 31, 2003, under the Connecticut Bancshares 2000 Stock-Based Incentive Plan, and, for Mr. Somerville, the additional exercise of non-qualified stock options granted under the Connecticut Bancshares 2002 Equity Compensation Plan; and (2) exercise all vested incentive stock options granted under the 2000 Stock-Based Incentive Plan, and, for Mr. Somerville, those granted under the 2002 Equity Compensation Plan, and their subsequent sale in a manner that will constitute a disqualifying disposition under Section 421(b) of the Internal Revenue Code. Messrs. Meduski, Anderson, and Pike also agreed to refrain from exercising any stock options granted to them under the 2002 Equity Compensation Plan. Mr. Somerville further agreed to the accelerated vesting, as of December 31, 2003, of his restricted stock award granted under the 2000 Stock- Based Incentive Plan that would otherwise vest as of January 2, 2004, and to accept payment of his cash bonus for 2003, otherwise scheduled for payment in 2004, as of December 31, 2003.

      Payments to the executives under the Termination and Release Agreements are subject to their compliance with Section 280G of the Internal Revenue Code. If these payments constitute "excess parachute payments" under Section 280G, they will be reduced to an amount that is one dollar less than the executive's maximum payment amount under Section 280G; i.e., the Section 280G Limit.

      The executives further agreed, with respect to the definition of annual compensation under their employment agreements, and as applicable, benefits payable under their supplemental executive retirement plan or supplemental retirement benefit agreements, to exclude from their 2003 annual compensation, amounts related to: (1) the grant or vesting of restricted stock awards after October 1, 2003; (2) the grant, vesting or exercise of stock options; (3) income resulting from the disqualifying disposition of incentive stock options; (4) cash bonus payments; and (5) other mutually agreed-upon severance payments.

      Lastly, under the Termination and Release Agreements, the parties agreed to release each other from their remaining obligations under the employment agreements and, as applicable, the supplemental executive retirement plan and supplemental retirement benefit agreements.

      TERMINATION AND RELEASE AGREEMENTS WITH CERTAIN SENIOR OFFICERS. Messrs. Hartl, Martin, Orenstein, Thomas, Hamby, Gaucher, Lynch and Smith and Ms. Trainer, Yungk, Elliott and McLaughlin have entered into change in control agreements with The Savings Bank of Manchester. The agreements provide for a severance payment of three times the executive's average annual compensation (as defined under the agreements) for the five preceding taxable years and 36 months of continued health and welfare benefits upon an involuntary termination of employment following a change in control during the agreement term, or upon a voluntary termination of employment due to a demotion or material reduction in compensation or benefits with 12 months after a change in control. Upon execution of the merger agreement, Messrs. Hartl, Martin, Orenstein, Thomas, Hamby, Gaucher, Lynch and Smith and Ms. Trainer, Yungk, Elliott and McLaughlin entered into Termination and Release Agreements with Connecticut Bancshares, The Savings Bank of Manchester and New Haven, dated as of July 15, 2003, under which they will receive payments of $761,831, $956,304, $528,083, $544,940, $596,950,
$841,414, $517,314, $676,760, $526,681, $317,290, $282,858, and $307,207,
respectively, as well as continued health and welfare benefit coverage, or a cash payment equivalent to the present value of such coverage, for a period of 36 months, in exchange for their agreement to terminate their change in control agreements with The Savings Bank of Manchester as of the effective date of the merger. The executives also agreed to take the following actions prior to December 31, 2003: (1) exercise all vested non-qualified stock options granted under the Connecticut Bancshares 2000 Stock-Based Incentive Plan and 2002 Equity Compensation Plan; (2) exercise all vested incentive stock options granted under these plans and the subsequent sale of the shares in a manner that will constitute a disqualifying disposition under Section 421(b) of the Internal Revenue Code; (3) accept accelerated vesting, as of December 31, 2003, of all unvested restricted stock awards, and (4) accept on December 31, 2003, their 2003 cash bonus, which would otherwise be paid in 2004.

      Payments to the executives under the Termination and Release Agreements are subject to their compliance with Section 280G of the Internal Revenue Code. If the cash payments constitute "excess parachute payments" under Section 280G, they will be reduced to an amount that is one dollar less than the executive's maximum payment amount under Section 280G; i.e., the Section 280G Limit.

      The executives also agreed, with respect to the definition of annual compensation under their change in control agreements, to exclude from their 2003 annual compensation amounts related to: (1) the grant or vesting of restricted stock awards after October 1, 2003; (2) the grant, vesting or exercise of stock options; (3) income resulting from the disqualifying disposition of incentive stock options; (4) bonus payments; and (5) other severance payments. The executives further agreed to release Connecticut Bancshares, The Savings Bank of Manchester and New Haven from their remaining obligations under the change in control agreements.

      NONCOMPETITION AGREEMENTS WITH MESSRS. MEDUSKI, ANDERSON, PIKE AND SOMERVILLE. In connection with the merger agreement, Messrs. Meduski, Anderson, Pike and Somerville entered into noncompetition agreements, dated as of July 15, 2003, under which they agreed, for a period of 42 months, 27 months, 12 months and six months, respectively, following the merger effective date, to refrain from engaging in competitive business activities and soliciting customers of New Haven or its subsidiaries in certain counties within Connecticut and Rhode Island and in the New York metropolitan area. The executives have also agreed to treat as confidential all non-public information gained during the course of their employment with Connecticut Bancshares and Manchester. As consideration for their compliance with the terms of their noncompetition agreements, Messrs. Meduski, Anderson, Pike and Somerville will receive cash payments of $3,780,000, $1,100,000, $1,868,000 and $75,000 respectively, on the effective date of the merger.

      VESTING OF CONNECTICUT BANCSHARES RESTRICTED STOCK. Directors, officers and employees of Connecticut Bancshares received restricted stock awards that vest equally over a five-year period from the date of receipt under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan and 2002 Equity Compensation Plan. Under the terms of the plans, all unvested restricted stock awards immediately vest upon a change in control of Connecticut Bancshares. The merger will constitute a change in control of Connecticut Bancshares under the plans. As of _______, 2003, the directors and executive officers of Connecticut Bancshares held a total of ________ shares of unvested restricted stock, which will be converted into the right to receive the same $52.00 per share merger consideration as all other shares of Connecticut Bancshares common stock. The following table reflects the number of shares of unvested restricted stock held by directors and executive officers and the payment that each will receive in exchange for their unvested shares of restricted stock.


                                       NUMBER OF SHARES       TOTAL PAYMENT
                                         OF UNVESTED           FOR UNVESTED
NAME                                  RESTRICTED STOCK       RESTRICTED STOCK
-----                                ------------------    -------------------
Douglas K. Anderson...............                            $
A. Paul Berte.....................
Timothy J. Devanney...............
Sheila B. Flanagan................
Michael J. Hartl..................
John D. LaBelle, Jr...............
Eric A. Marziali..................
Richard P. Meduski................
Timothy J. Moynihan...............
Jon L. Norris.....................
William D. O'Neill................
Brian A. Orenstein................
Charles L. Pike...................
Laurence P. Rubinow...............
Roger A. Somerville...............
John G. Sommers...................
Thomas E. Toomey..................
Gregory S. Wolff..................
All executive officers who are
not directors (21) persons........

      CONNECTICUT BANCSHARES STOCK OPTIONS. Immediately before the closing of the merger, all outstanding options to purchase shares of Connecticut Bancshares common stock will become immediately exercisable and vested, to the extent not already exercisable and vested. At the closing of the merger, all options will be cancelled and each holder will be entitled to an amount equal to the excess of the $52.00 per share merger consideration over the exercise price per share of each option, net of any cash which must be withheld under federal and state income and employment tax requirements. As of __________, 2003, the directors and executive officers of Connecticut Bancshares held options to purchase a total of _________ shares of Connecticut Bancshares common stock with a weighted average exercise price of $______. The following table reflects for directors and officers the number of options that will vest as a result of the merger, the number of options held by each and the payment that each will receive in exchange for his or her options.

                                    NUMBER OF OPTIONS      TOTAL
                                    VESTING AS A RESULT   NUMBER      TOTAL PAYMENT
NAME                                  OF THE MERGER      OF OPTIONS    FOR OPTIONS
----                               -------------------- ------------ --------------
                                                                      $
Douglas K. Anderson..............
A. Paul Berte....................
Timothy J. Devanney..............
Sheila B. Flanagan...............
Michael J. Hartl.................
John D. LaBelle, Jr..............
Eric A. Marziali.................
Richard P. Meduski...............
Timothy J. Moynihan..............
Jon L. Norris....................
William D. O'Neill...............
Brian A. Orenstein...............
Charles L. Pike..................
Laurence P. Rubinow..............
Roger A. Somerville..............
John G. Sommers..................
Thomas E. Toomey.................
Gregory S. Wolff.................
All executive officers who are
not directors (21) persons.......

      TERMINATION OF THE SAVINGS BANK OF MANCHESTER ESOP. The Savings Bank of Manchester will terminate its employee stock ownership plan upon completion of the merger. The plan will repay its existing loan from Connecticut Bancshares and will allocate the remaining cash representing earnings on trust assets to the accounts of the plan participants, in proportion to their account balances, to the extent allowed under applicable law and the governing documents of the plan.

      PROTECTION OF CONNECTICUT BANCSHARES DIRECTORS AND OFFICERS AGAINST CLAIMS. New Haven has agreed to indemnify and hold harmless each present and former director and officer of Connecticut Bancshares and its subsidiaries from liability and expenses arising out of matters existing or occurring at or before the consummation of the merger to the fullest extent that he or she would have been entitled under Connecticut Bancshares', or the subsidiary's, certificate of incorporation and bylaws. New Haven will advance any related costs to each of these persons as they are incurred. New Haven will also maintain a policy of directors' and officers' liability insurance coverage for the benefit of

Connecticut Bancshares' directors and officers for six years following consummation of the merger, subject to certain limitations on the amount of premiums to be paid.

APPROVALS NEEDED TO COMPLETE THE MERGER

      In addition to the approval of the merger agreement by the Connecticut Bancshares stockholders, completion of the merger and the transactions contemplated by the merger agreement are subject to the prior approval of the Connecticut Banking Commissioner, the Federal Deposit Insurance Corporation and the Federal Reserve Board.

      CONNECTICUT DEPARTMENT OF BANKING. The approval of the Connecticut Banking Commissioner is required for the consummation of the merger and the bank merger. These approvals are required under Sections 36a-184 and 36a-125 of the Connecticut General Statutes. In deciding whether to approve a transaction, the Connecticut Banking Commissioner must consider a number of factors, including whether the transaction is consistent with safe and sound banking practices and can reasonably be expected to produce benefits to the public and whether the transaction will not cause a substantial decrease in competition in the banking industry of the state. The Connecticut Banking Commissioner also must make findings that the transaction meets various requirements under the Community Reinvestment Act and applicable consumer protection laws pursuant to Section 36a-34 of the Connecticut General Statutes.

      FEDERAL DEPOSIT INSURANCE CORPORATION. The approval of the Federal Deposit Insurance Corporation under the Bank Merger Act is needed to consummate the bank merger. In making its decision, the Federal Deposit Insurance Corporation will consider the competitive factors involved under the federal antitrust laws, the financial resources and managerial resources of the institutions involved and the future prospects of the existing and proposed institutions. In addition, the Federal Deposit Insurance Corporation will consider the convenience and needs of the community in making its decision regarding the bank merger. Pursuant to the Community Reinvestment Act of 1977, the Federal Deposit Insurance Corporation must also take into account the performance of each participating bank in meeting the credit needs of the entire community, including low and moderate income neighborhoods.

      FEDERAL RESERVE BOARD. The merger of Connecticut Bancshares into a subsidiary of NewAlliance Bancshares is subject to the prior approval of the Federal Reserve Board under Section 3 of the Bank Holding Company Act of 1956, as amended. Pursuant to the Bank Holding Company Act, the Federal Reserve Board considers the competitive effects of the merger under the federal antitrust laws. The Federal Reserve Board is also required to consider the financial and managerial resources and future prospects of the bank holding companies and the banks concerned and the convenience and needs of the communities to be served. Under the Community Reinvestment Act of 1977, the Federal Reserve Board also must take into account the record of performance of each participating bank holding company in meeting the credit needs of the entire community, including low and moderate-income neighborhoods, served by each bank holding company and its subsidiaries. Any merger approved by the Federal Deposit Insurance Corporation under the Bank Merger Act or by the Federal Reserve Board under the Bank Holding Company Act may not be completed until 30 days after such approval, during which time the U.S. Department of Justice may challenge such transaction on antitrust grounds. With the approval of the applicable Bank regulator and the U.S. Department of Justice, the waiting period may be reduced to 15 days.



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



      Section 225.12(d)(2) of the Federal Reserve Board's Regulation Y provides that the approval of the Federal Reserve Board is not required for certain acquisitions by bank holding companies if the acquisition has a component that will be approved by a federal supervisory agency under the Bank Merger Act and certain other requirements are met. Under this regulation, the acquiring bank holding company must submit a notice to the Federal Reserve Board at least ten days prior to the transaction and no application for approval of the proposed acquisition under the Bank Holding Company Act will be required unless the Federal Reserve Board informs the proposed acquiror to the contrary prior to expiration of this period. New Haven believes that the proposed merger and bank merger satisfy these requirements and, accordingly, intends to submit a notice to the Federal Reserve Board under this regulation.

      In addition, the Bank Holding Company Act requires that the Federal Reserve Board take into account the record of compliance of each bank holding company with applicable state community reinvestment laws. Applicable regulations require publication of notice of an application for approval of the merger and an opportunity for the public to comment on the application in writing and to request a hearing.

      STATUS OF APPLICATIONS AND NOTICES. New Haven and Connecticut Bancshares are in the process of preparing and filing all required applications and notices with applicable regulatory authorities in connection with the merger and the bank merger. There can be no assurance that all requisite approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements which, individually or in the aggregate, would so materially reduce the economic or business benefits of the transactions contemplated by the merger agreement and described under "THE MERGER AGREEMENT--CONDITIONS TO COMPLETING THE MERGER."

      The approval of any application merely implies the satisfaction of regulatory criteria for approval that does not include review of the merger from the standpoint of the adequacy of the consideration to be received by Connecticut Bancshares stockholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

NEW HAVEN'S CONVERSION

      New Haven has adopted a plan of conversion pursuant to which it will convert from a Connecticut-chartered mutual savings bank to a Connecticut-chartered stock savings bank. Recently, New Haven has organized a Delaware corporation, NewAlliance Bancshares, to acquire and hold all of the capital stock of New Haven to be issued in the conversion.

      Consummation of the merger is subject to certain conditions, including the receipt by New Haven of all approvals necessary to complete the conversion. Specifically, the conversion of New Haven must be approved by the Connecticut Banking Commissioner and receive the non-objection of the Federal Deposit Insurance Corporation. In addition, the Federal Reserve Board must approve NewAlliance Bancshares' becoming a bank holding company by acquiring the stock of New Haven. New Haven filed an application for conversion with the Connecticut Banking Commissioner and a notice of conversion with the Federal Deposit Insurance Corporation on _____________, 2003 and ____________, 2003,
respectively. The application and the notice are currently under review. New Haven anticipates obtaining the approval of the Connecticut Banking Commissioner and the non-objection of the Federal Deposit Insurance Corporation no later than ______________________. There can be no assurance as to the timing of such approval or non-objection or that the Connecticut Banking

Commissioner will approve the conversion or that the Federal Deposit Insurance Corporation will not object to the conversion. In connection with the conversion, NewAlliance Bancshares also filed a Registration Statement on Form S-1 with the Securities and Exchange Commission on _____________, 2003. The Registration Statement is currently under review by the SEC. New Haven anticipates the registration statement will be declared effective not later than _________________________________. There can be no assurance as to the timing of such effectiveness or that the SEC will declare the registration statement effective. See "THE MERGER AGREEMENT - CONDITIONS TO COMPLETING THE MERGER."

FINANCING THE MERGER

      The total amount of funds required to consummate the merger and to pay NewAlliance Bancshares' related fees and expenses is estimated to be approximately $_____ million. The funds NewAlliance Bancshares will use to satisfy its obligations will be obtained from the proceeds of New Haven's conversion offering. Consummating the conversion is a condition precedent to consummating the merger. If the conversion proceeds are insufficient to finance the total merger consideration, New Haven may have to obtain alternative financing to cover any shortfall. For further information, see "HOW WE INTEND
TO USE THE NET PROCEEDS FROM THE OFFERING" beginning on page ___ of the attached NewAlliance Bancshares prospectus.

ACCOUNTING TREATMENT OF THE MERGER

      The merger will be accounted for under the purchase method of accounting. Under this method of accounting, NewAlliance Bancshares and Connecticut Bancshares will be treated as one company as of the date of the merger, and NewAlliance Bancshares will record the fair value of Connecticut Bancshares' assets (including intangible assets which arise from either contractual or other legal rights or are separable) and liabilities on its consolidated financial statements. Acquisition costs in excess of the fair value of the net assets acquired will be recorded as goodwill. Goodwill will not be amortized for financial accounting purposes, but instead will be tested for impairment annually. Connecticut Bancshares' results of operations will be included in NewAlliance Bancshares' consolidated income statement after completion of the merger.

DISSENTERS' APPRAISAL RIGHTS

      Under Delaware law, if you both properly make a demand for appraisal in writing before the vote taken at the special meeting and you do not vote in favor of the merger, you have the right to seek an appraisal of the fair value of your Connecticut Bancshares common stock and receive a cash payment of such fair value. CONNECTICUT BANCSHARES' STOCKHOLDERS ELECTING TO EXERCISE DISSENTERS' APPRAISAL RIGHTS MUST COMPLY WITH THE PROVISIONS OF SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW IN ORDER TO PERFECT THEIR RIGHTS. CONNECTICUT BANCSHARES WILL REQUIRE STRICT COMPLIANCE WITH THE STATUTORY PROCEDURES. A copy of Section 262 of the Delaware General Corporation Law is attached as Appendix C.

      The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect the stockholder's appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law, the full text of which appears in Appendix C of this proxy statement.

      Section 262 requires that stockholders be notified not less than 20 days before the special meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes Connecticut Bancshares' notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Appendix C because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

      If you elect to exercise your appraisal rights and demand appraisal of your shares, you must satisfy each of the following conditions:

      (1) YOU MUST DELIVER TO CONNECTICUT BANCSHARES A WRITTEN DEMAND FOR APPRAISAL OF YOUR SHARES BEFORE THE STOCKHOLDER VOTE ON THE MERGER IS TAKEN. This written demand for appraisal must be in addition to and separate from any abstention from or vote against the merger, whether by proxy or in person. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

      (2) YOU MUST NOT VOTE IN FAVOR OF THE MERGER. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the merger, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

      (3) YOU MUST CONTINUOUSLY BE THE RECORD HOLDER OF YOUR SHARES FROM THE DATE OF MAKING THE DEMAND FOR APPRAISAL THROUGH THE EFFECTIVE TIME OF THE MERGER.

      (4) YOU MUST OTHERWISE COMPLY WITH THE STATUTORY REQUIREMENTS OF SECTION 262.

      If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive payment for your shares of Connecticut Bancshares common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of Connecticut Bancshares common stock.

      All demands for appraisal should be addressed to the Corporate Secretary, Connecticut Bancshares, Inc., 923 Main Avenue, Manchester, Connecticut 06040, before the vote on the merger is taken at the special meeting. Any demand should be executed by or on behalf of the record holder of the shares of Connecticut Bancshares common stock. The demand must reasonably inform Connecticut Bancshares of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

      TO BE EFFECTIVE, A DEMAND FOR APPRAISAL BY A HOLDER OF CONNECTICUT BANCSHARES COMMON STOCK MUST BE MADE BY OR IN THE NAME OF SUCH REGISTERED STOCKHOLDER. A DEMAND CANNOT BE MADE BY THE BENEFICIAL OWNER IF HE OR SHE DOES NOT ALSO HOLD THE SHARES OF RECORD. THE BENEFICIAL HOLDER MUST, IN SUCH CASES, HAVE THE REGISTERED OWNER SUBMIT THE REQUIRED DEMAND IN RESPECT OF SUCH SHARES. IF YOU HOLD YOUR SHARES OF CONNECTICUT BANCSHARES COMMON STOCK IN A BROKERAGE ACCOUNT OR IN OTHER NOMINEE FORM AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER OR OTHER NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY SUCH NOMINEE.

      If shares are owned of record by a fiduciary, such as a trustee, guardian or custodian, execution of a demand for appraisal should be made by the record owner in its fiduciary capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

      Within 10 days after the effective date of the merger, New Haven must give written notice to each Connecticut Bancshares stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger that the merger has become effective. Within 120 days after the effective date, either New Haven or any stockholder who has complied with the requirements of
Section 262 and is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. New Haven does not presently intend to file this petition in the event there are such stockholders and has no obligation to do so. Accordingly, the failure of a stockholder to file a petition under Section 262 within the period specified could nullify such stockholder's previously written demand for appraisal.

      Within 120 days after the effective date of the merger, any Connecticut Bancshares stockholder who has complied with the requirements of Section 262 is entitled to receive upon written request to New Haven a written statement from New Haven that sets forth the aggregate number of shares not voted in favor of the merger and for which demands for appraisal have been received and the aggregate number of stockholders that made demands for appraisal. The New Haven statement must be mailed to the stockholder within 10 days after New Haven received the stockholders' written request or the expiration of the time period for delivery of demands for appraisals, whichever is later.

      At any time within 60 days after the effective date, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the payment specified by the merger agreement for his or her shares of Connecticut Bancshares common stock. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to New Haven, New Haven will then be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders named on such list, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation on the stock certificates of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Chancery Court may dismiss the proceedings as to such stockholder.

      After determination of the stockholders entitled to appraisal of their shares of Connecticut Bancshares common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest. When the fair value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Chancery Court so determines, to the stockholders entitled to receive payment, upon surrender by such holders of the certificates representing the shares entitled to appraisal.

      In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more, the same, or less than the value that you are entitled to receive pursuant to the merger agreement.

      Costs of the appraisal proceeding may be imposed upon New Haven and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective date of the merger, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective date of the merger); however, if no petition for appraisal is filed within 120 days after the effective date, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of the stockholder to appraisal will cease and the stockholder will be entitled to receive the cash payment for shares of his or her Connecticut Bancshares common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective date of the merger.

      In view of the complexity of Section 262, Connecticut Bancshares stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

                              THE MERGER AGREEMENT

      THE FOLLOWING DISCUSSION OF THE MERGER IS QUALIFIED BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A. YOU SHOULD READ THE ENTIRE MERGER AGREEMENT CAREFULLY. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.

WHEN WILL THE MERGER BE COMPLETED

      The closing of the merger will take place on a date designated by New Haven and Connecticut Bancshares. On the closing date, New Haven will file a certificate of merger with the Secretary of State of the State of Delaware. The merger will become effective at the time stated in the certificate of merger.

      Connecticut Bancshares and New Haven expect to complete the merger in the first calendar quarter of 2004. However, neither Connecticut Bancshares nor New Haven can guarantee when or if the required regulatory approvals will be obtained. See "THE MERGER--APPROVALS NEEDED TO COMPLETE THE MERGER." Connecticut Bancshares may terminate the merger agreement if New Haven has not received all required regulatory approvals and NewAlliance Bancshares' registration statement as filed with the Securities and Exchange Commission has not been declared effective before August 16, 2004.

Furthermore, either Connecticut Bancshares or New Haven may terminate the merger agreement if, among other reasons, the merger has not been completed on or before October 15, 2004, unless failure to complete the merger by that time is due to the failure of the party seeking to terminate the agreement to perform its obligations set forth in the merger agreement. See "--OTHER PROVISIONS OF THE MERGER AGREEMENT--TERMINATING THE MERGER AGREEMENT."

CONDITIONS TO COMPLETING THE MERGER

      The respective obligations of Connecticut Bancshares and New Haven to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement:

      o approval by a majority of the outstanding shares of stock held by our stockholders;

      o approval of New Haven's plan of conversion by New Haven's corporators and any other party as may be required;

      o absence of any order, decree or injunction which enjoins or prohibits consummation of the transactions contemplated by the merger agreement;

      o receipt of all required regulatory approvals for the merger and the conversion, provided that none contain any condition that would materially and adversely affect the combined enterprise of Connecticut Bancshares, The Savings Bank of Manchester and New Haven or otherwise materially impair the value of the Connecticut Bancshares or The Savings Bank of Manchester to New Haven;

      o     completion of New Haven's conversion;

      o each party's representations and warranties continuing to be true and correct in all material respects as of the date of the merger agreement and as of the closing date, except as otherwise contemplated by the Agreement or consented to in writing by the other party (PROVIDED, HOWEVER, that this condition will be satisfied unless the failure of the representations or warranties to be true and correct would have a material adverse effect on the party);

      o performance in all material respects of all obligations and compliance in all material respects with all agreements or covenants required to be performed by each party, except to the extent that failure to perform or comply does not have materially adversely effect the consummation of the merger;

      o receipt of any and all material permits, authorizations, consents, waivers, clearances or approvals required for the lawful consummation of the transactions contemplated by the Agreement, the failure to obtain which would have a material adverse effect;

      o receipt by New Haven of a "comfort letter" from our independent certified public accountants, dated the effective date of the conversion registration statement, regarding certain financial information of Connecticut Bancshares;

      o absence of any event or circumstance since January 1, 2003 that has had or is reasonably likely to have a material adverse effect on Connecticut Bancshares; and

      o delivery by New Haven of the merger consideration to the exchange agent on or before the closing date, and receipt by Connecticut Bancshares of a certificate from the exchange agent evidencing such delivery.

      You can find the details of the conditions to the merger in Article IX of the merger agreement located in Appendix A. Neither party to the merger agreement can guarantee that all of these conditions will be satisfied or waived.

OTHER PROVISIONS OF THE MERGER AGREEMENT

      Although the completion of the merger requires stockholder approval, many provisions of the merger agreement became effective immediately upon its signing. Your vote was not required to make these provisions binding obligations of New Haven and Connecticut Bancshares.

      REPRESENTATIONS AND WARRANTIES. New Haven and Connecticut Bancshares have made certain customary representations and warranties to each other in the merger agreement relating to each party's business. Each party's representations and warranties must be true and correct upon both signing of the merger agreement and the completion of the merger. A party can terminate the merger agreement if the other party's representations and warranties are not true and correct resulting in a material adverse effect on that other party. If the merger is completed, or if the merger agreement is terminated for some unrelated reason, the representations and warranties become void. You can find details of these obligations in Articles IV and V of the merger agreement located in Appendix A.

      COOPERATION AND CONDUCT OF BUSINESS; AGREEMENT NOT TO SOLICIT OTHER PROPOSALS.

      Each party has agreed to cooperate in completing the merger and Connecticut Bancshares has agreed to avoid extraordinary transactions between the signing of the merger agreement and the completion of the merger. You can find details of these obligations in Article VI of the merger agreement located in Appendix A.

      In addition, Connecticut Bancshares and its directors, officers, employees, agents and representatives have agreed not to:

      (1) solicit or encourage any inquiries or proposals with respect to an "acquisition proposal;"

      (2) engage in any negotiations concerning an "acquisition proposal;" or

      (3) provide any confidential information to any person relating to an "acquisition proposal."

      Notwithstanding these prohibitions, Connecticut Bancshares may:

      (1) provide non-public information to a third party who makes an unsolicited "acquisition proposal" if the third party has executed a confidentiality agreement;

      (2) negotiate with such third party regarding an unsolicited "acquisition proposal;" and

      (3)   recommend an unsolicited "acquisition proposal" to our stockholders;

            BUT ONLY IF each of the following conditions are met:

            (a) Connecticut Bancshares' board of directors determines in good faith, after consultation with legal counsel, that such action would be required in order for its directors to comply with their fiduciary duties; and

            (b) Connecticut Bancshares' board of directors determines in good faith, after consultation with its financial advisor, that such "acquisition proposal," if accepted, is at least as reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the third party making the proposal and, if consummated, would result in a transaction more favorable to Connecticut Bancshares' stockholders from a financial point of view than the merger with New Haven.

      EMPLOYEE MATTERS. New Haven anticipates employing substantially all branch customer service employees of The Savings Bank of Manchester and other employees needed to conduct business following the merger. In addition, New Haven may pay retention bonuses to certain key employees, provided they remain in the employ of New Haven for some negotiated period of time following consummation of the merger. Employees who are terminated in connection with the merger are entitled to COBRA health care continuation benefits as required by law. New Haven will consult with Connecticut Bancshares regarding limited outplacement services to terminated employees, with the cost for such services not to exceed $30,000.

      Continuing employees may continue to participate in The Savings Bank of Manchester's employee benefit plans, deferred compensation arrangements, bonus or incentive plans and other compensation and benefit plans that New Haven maintains following the merger. Continuing employees may also participate in additional New Haven benefit programs on the same basis as similarly situated employees of New Haven. Finally, continuing employees may participate in any stock option or employee stock ownership plan implemented by New Haven after the merger, based on the same criteria as other New Haven employees. With respect to existing New Haven employee benefit plans, continuing employees will receive past service credit for purposes of determining eligibility to participate and vesting, but not for purposes of benefit accrual; provided, however, that New Haven is not required to provide past service credit that would cause a duplication of benefits. New Haven reserves the right under the merger agreement to amend or terminate any of The Savings Bank of Manchester employee benefit plans at any time in accordance with their terms.

      New Haven will honor and perform the obligations of The Savings Bank of Manchester under its existing benefit agreements, other than those covered by the Termination and Release Agreements. Consummation of the merger will constitute a "change in control" with respect to such arrangements. Upon execution of a release of claims, employees will receive the cash and other benefits provided for under such benefit agreements. In order to avoid the duplication of fringe benefits, an employee entitled to fringe benefits under an executive agreement who becomes entitled to similar benefits upon service as a director, officer, employee or consultant of New Haven will receive such benefits in lieu of, rather than in addition to, the fringe benefits provided under the executive agreement.

      The Savings Bank of Manchester will terminate its employee stock ownership plan upon completion of the merger. The plan will repay its existing loan from Connecticut Bancshares and will allocate the remaining cash representing earnings on trust assets to the accounts of the plan participants, in proportion to their account balances, to the extent allowed under applicable law and the governing documents of the plan.

      CHANGING THE TERMS OF THE MERGER AGREEMENT. Before the completion of the merger, Connecticut Bancshares and New Haven may agree to waive, amend or modify any provision of the merger agreement. However, after the vote by Connecticut Bancshares stockholders, Connecticut Bancshares and New Haven can make no amendment or modification that would reduce the amount or alter the kind of consideration to be received by Connecticut Bancshares' stockholders under the terms of the merger agreement without further approval of Connecticut Bancshares' stockholders.

      TERMINATING THE MERGER AGREEMENT. Connecticut Bancshares and New Haven may agree at any time not to complete the merger, even if Connecticut Bancshares' stockholders have approved the merger agreement. In addition, either Connecticut Bancshares or New Haven may decide, without the consent of the other, to terminate the merger agreement:

      o if there has been a material breach of any of the representations and warranties on the part of the other party and the breach cannot be cured within 30 days of notice of breach;

      o if there has been a material failure to perform or comply with any of the covenants or agreements on the part of the other party and the breach cannot be cured within 30 days of notice of breach;

      o if the closing has not occurred by October 15, 2004, provided that no party may terminate the merger agreement if the failure to close before such date resulted from that party's breach of its obligations;

      o if (a) the stockholders of Connecticut Bancshares fail to approve the merger agreement, or (b) New Haven's corporators fail to approve the plan of conversion, or (c) any other party required to vote on the plan of conversion fails to approve it;

      o if (a) a government entity takes final action regarding the merger agreement or the bank merger agreement and such action does not approve those transactions, (b) if any regulatory authority has stated in writing that it will not issue its approval in connection with the merger agreement or the bank merger agreement, or (c) a court or other governmental authority issues an order prohibiting the merger or the bank merger; or

      o if (a) a government entity takes final action regarding the conversion and such action does not approve that transaction, (b) if any regulatory authority has stated in writing that it will not issue its approval in connection with the conversion, or (c) a court or other governmental authority issues an order prohibiting the conversion; or

      o if either party cannot satisfy its obligations to the other party under the conditions to completing the merger by October 15, 2004.

      Connecticut Bancshares may also terminate the merger agreement if any of the following conditions is met:

      o New Haven has not received all regulatory approvals in connection with the merger, the bank merger, the conversion (except for any approval with respect to the conversion to be received following the completion of the offering and before consummation of the conversion) and the conversion registration statement is not declared effective by August 16, 2004;

      o any of the conditions to the obligations of Connecticut Bancshares cannot be satisfied (except for any approval with respect to the conversion to be received following the completion of the offering and before consummation of the conversion) by August 16, 2004; or

      o (before its stockholder meeting) in order to enter into an "acquisition agreement" with respect to a "superior proposal" and sufficient notice has been granted New Haven allowing it to match or better the "superior proposal."

      NewAlliance Bancshares may also terminate the merger agreement:

      o if (a) Connecticut Bancshares' board fails to make or changes its recommendation to stockholders prior to Connecticut Bancshares' stockholder meeting, or (b) Connecticut Bancshares' board fails to give notice of, convene and hold its stockholder meeting; or

      o if a third party commences a tender or exchange offer for 25% or more of Connecticut Bancshares stock and Connecticut Bancshares board recommends to its stockholders to tender their shares or fails to recommend a rejection of the offer.

      TERMINATION FEE. The merger agreement requires Connecticut Bancshares to pay New Haven a fee of $30 million if:

      o New Haven terminates the merger agreement because (i) Connecticut Bancshares' board of directors fails to recommend approval of the merger agreement, or withdraws or modifies the recommendation in a manner adverse to New Haven, (ii) Connecticut Bancshares fails to call a meeting of stockholders, or (iii) a tender offer for 25% or more of Connecticut Bancshares' common stock is commenced and Connecticut Bancshares' board recommends to its stockholders that they tender their shares or otherwise fails to recommend that such stockholders reject such tender offer within ten business days;

      o New Haven terminates the merger agreement because Connecticut Bancshares materially breaches a representation, warranty or covenant and, before termination, a competing "acquisition proposal" has been publically announced or made known to Connecticut Bancshares management;

      o either party terminates the merger agreement because Connecticut Bancshares' stockholders fail to approve the merger agreement and, before the stockholder vote, a competing "acquisition proposal" has been publically announced or made known to Connecticut Bancshares management; or

      o before Connecticut Bancshares' stockholder meeting, Connecticut Bancshares terminates to accept a "superior proposal" which New Haven fails to at least match within five business days after Connecticut Bancshares notifies New Haven of the "superior proposal."

      If the termination fee is triggered under the first three triggering events, Connecticut Bancshares must pay $10 million to New Haven by the third business day following termination and the balance of $20 million if, within 18 months after termination, Connecticut Bancshares enters into an agreement with respect to, or consummates, an "acquisition transaction" with another party. If the termination fee is triggered under the fourth triggering event, Connecticut Bancshares must pay the entire $30 million by the third business day following termination.

      In addition, New Haven must pay Connecticut Bancshares a special payment fee of $30 million if:

      o New Haven's corporators, or any other party required to vote on the plan of conversion, fail to approve the plan of conversion;

      o New Haven fails to obtain all required regulatory approvals for the merger and the conversion;

      o New Haven does not complete the merger by October 15, 2004 or such later date agreed to by the parties; or

      o Connecticut Bancshares terminates the merger agreement because New Haven has intentionally and willfully breached any of its representations or warranties or New Haven has intentionally and willfully failed to perform or comply with any of its covenants or agreements to an extent to allow for termination.

      New Haven will not have to make this $30 million special payment fee if any of the above events causing the fee is due to a breach by Connecticut Bancshares of its representations or warranties or its covenants and such breach is the principal cause of the "special payment" event.

      Connecticut Bancshares will return to New Haven $15 million of the special payment fee if New Haven pays the $30 million to Connecticut Bancshares and before the earlier of (a) October 15, 2006 or (b) two years after demand for the "special payment," Connecticut Bancshares or any of its subsidiaries enter into a merger transaction in which our stockholders are entitled to receive merger consideration in excess of $51.60 per share.

      COSTS AND EXPENSES. If a party terminates because the other party, through willful conduct or gross negligence, breaches a representation, warranty or covenant, the breaching party will reimburse the other party for up to $2 million in "costs" (i.e., legal, accounting, investment banking fees and expenses, etc.). However, if Connecticut Bancshares pays New Haven a termination fee or if New Haven pays Connecticut Bancshares the "special payment," the paying party has no liability for such costs. Otherwise, all costs incurred will be paid by the party incurring such costs whether or not the merger is completed.

             INFORMATION ABOUT NEWALLIANCE BANCSHARES AND NEW HAVEN

FINANCING THE MERGER

         For information regarding how New Haven intends to finance the merger, see "How We Intend to Use the Net Proceeds From the Offering" beginning on page ___ of the attached NewAlliance Bancshares prospectus.

DESCRIPTION OF BUSINESS

      For information regarding the business of NewAlliance Bancshares and New Haven, see "Business of New Haven Savings Bank" beginning on page _____ of the attached NewAlliance Bancshares prospectus.

DESCRIPTION OF PROPERTY

      For information regarding the properties of NewAlliance Bancshares and New Haven, see "Business of New Haven Savings Bank" beginning on page ____ of the attached NewAlliance Bancshares prospectus.

DESCRIPTION OF COMMON STOCK

      For information regarding the common stock of NewAlliance Bancshares, see "Our Policy Regarding Dividends" on page ____ and "Market for the Common Stock" on page ____ of the attached NewAlliance Bancshares prospectus.

LEGAL PROCEEDINGS

      For information regarding the legal proceedings of NewAlliance Bancshares and New Haven, see "Business of New Haven Savings Bank - Legal Proceedings" on page ____ of the attached NewAlliance Bancshares prospectus.

FINANCIAL STATEMENTS

      For the financial statements of New Haven, see New Haven's Consolidated Financial Statements beginning on page F-1 of the attached NewAlliance Bancshares prospectus.

SELECTED FINANCIAL DATA

      For the selected financial data of New Haven, see "Selected Consolidated Financial Information of New Haven Savings Bank" beginning on page ___ of the attached NewAlliance Bancshares prospectus.

SUPPLEMENTARY FINANCIAL INFORMATION

      For the supplementary financial information of New Haven, see "Note ___ of New Haven's Consolidated Financial Statements contained in the attached NewAlliance Bancshares prospectus.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF NEW HAVEN SAVINGS BANK

      For the management's discussion and analysis of financial condition and results of operations of New Haven, see "Management's Discussion and Analysis of New Haven Savings Bank" beginning on page ____ of the attached NewAlliance Bancshares prospectus.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      For the quantitative and qualitative disclosures about market risk of New Haven, see "Management's Discussion and Analysis of New Haven Savings Bank - Management of Market and Interest Rate Risk" beginning on page ___ of the attached NewAlliance Bancshares prospectus.

                                 STOCK OWNERSHIP

      The following table provides information as of __________, 2003, about the persons known by Connecticut Bancshares to be the beneficial owners of more than 5% of Connecticut Bancshares' outstanding common stock. A person may be considered to own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.


                                                                   PERCENT OF
                                             NUMBER OF SHARES     COMMON STOCK
NAME AND ADDRESS                                  OWNED            OUTSTANDING
----------------                            ------------------   --------------

The Savings Bank of Manchester                    _______(1)          ___%
Employee Stock Ownership Plan
923 Main Street
Manchester, CT 06040

Private Capital Management, L.P.                  864,375(2)          ___%
Bruce S. Sherman
Gregg J. Powers
8889 Pelican Bay Boulevard
Naples, FL 34108

SBM Charitable Foundation, Inc.                   748,000(3)          ___%
923 Main Street
Manchester, CT  06040

(1)Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. As of __________, 2003, ________ shares had been allocated under the ESOP and
   _________ shares remain unallocated. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions from participants.
(2)Based on information disclosed in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003.
(3)SBM Charitable Foundation, Inc. was established and funded in connection with The Savings Bank of Manchester conversion to the stock holding company form of organization on March 1, 2000. The terms of the gift instrument require that all shares of common stock held by the SBM Charitable Foundation, Inc. must be voted in the same ratio as all other shares of Connecticut Bancshares' common stock on all proposals considered by stockholders of Connecticut Bancshares.

      The following table provides information as of __________, 2003 about the shares of Connecticut Bancshares common stock that may be considered to be beneficially owned by each director, the named executive officers and by all directors and named executive officers of Connecticut Bancshares as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                               NUMBER OF
                                                            SHARES THAT MAY
                                                              BE ACQUIRED
                                                            WITHIN 60 DAYS      PERCENT OF
                                                NUMBER OF    BY EXERCISABLE    COMMON STOCK
NAME                                           SHARES OWNED     OPTIONS         OUTSTANDING
------                                        ------------- ----------------  --------------

Douglas K. Anderson**........................                                        *
A. Paul Berte................................                                        *
Timothy J. Devanney .........................                                        *
Sheila B. Flanagan ..........................                                        *
Michael J. Hartl**...........................                                        *
John D. LaBelle, Jr..........................                                        *
Eric A. Marziali.............................                                        *
Richard P. Meduski**.........................                                      ______
Timothy J. Moynihan..........................                                        *
Jon L. Norris................................                                        *
William D. O'Neill...........................                                        *
Brian A. Orenstein**.........................                                        *
Charles L. Pike**............................                                        *
Laurence P. Rubinow..........................                                        *
Roger A. Somerville**........................                                        *
John G. Sommers..............................                                        *
Thomas E. Toomey.............................                                        *
Gregory S. Wolff.............................                                        *
All Directors and Executive Officers as a
Group (21 persons)...........................                                      ______

--------------------------------------
*Less than 1.0% of shares outstanding.
**Named executive officer.
(1) Includes shares of unvested restricted stock awarded as follows: each of Messrs. Berte, Devanney, LaBelle, Marziali, Norris, O'Neill, Rubinow, Sommers, Toomey and Wolff and Ms. Flanagan, ________; Mr. Meduski, ________ shares; Mr. Moynihan, ________ shares; Mr. Pike, ________ shares; Mr. Anderson, ________ shares; Mr. Somerville, ________ shares; and Mr. Hartl, ________ shares. Each participant has voting but not investment power as to shares of unvested restricted stock.
(2) Includes shares held in trust by The Savings Bank of Manchester Savings Plan as to which each individual has investment and voting power as follows: Mr. Meduski, ________ shares; Mr. Pike, ________ shares; Mr. Anderson, ________ shares; Mr. Somerville, ________ shares; and Mr. Hartl, ________ shares.
(3) Includes shares held in a separate trust in which Guarantee Trust Company serves as a trustee as follows: Ms. Flanagan, ________ shares; Mr. LaBelle, ________ shares; and Mr. Anderson, ________ shares.
(4) Includes shares allocated to the account of individuals under the ESOP as of ________, 2003 as to which each individual has voting but not investment power as follows: Mr. Meduski, ________ shares; Mr. Anderson, ________ shares; Mr. Pike, ________ shares; Mr. Somerville, ________ shares; and Mr. Hartl, ________ shares.
(5) Based on ________ shares of Company common stock outstanding and entitled to vote as of ________, 2003, plus the number of shares that may be acquired through the exercise of stock options exercisable within 60 days of ________, 2003.
(6) Includes ________ shares held by Mr. Anderson's spouse.

(7) Includes ________ shares held in trust by The Savings Bank of Manchester Supplemental Executive Retirement Plan as to which Mr. Anderson has voting power.
(8) Includes ________ shares held by Mr. Devanney's children, ________ shares held by Mr. Devanney as custodian for his children under the Connecticut UGMA, and ________ shares represents Mr. Devanney's beneficial interest of shares owned by Highland Park Market of Glastonbury, Inc. and by Highland Park Market, Inc.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

    Connecticut Bancshares will hold an annual meeting for the year ending December 31, 2003, only if the merger is not anticipated to be completed during the 2004 calendar year. Proposals that stockholders seek to have included in the proxy statement for Connecticut Bancshares's next annual meeting, if one is held, must have been received by Connecticut Bancshares no later than December 8, 2003. If, however, next year's annual meeting is held on a date more than 30 calendar days from May 12, 2004, a stockholder proposal must be received by a reasonable time before Connecticut Bancshares begins to print and mail its proxy materials for such annual marketing. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

    The bylaws of Connecticut Bancshares set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders, including director nominations. Pursuant to the bylaws, only business brought by or at the direction of the board of directors may be conducted at a special meeting. The bylaws of Connecticut Bancshares provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary of Connecticut Bancshares not less than ninety (90) days before the date originally fixed for such meeting; PROVIDED, HOWEVER, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which Connecticut Bancshares' notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before Connecticut Bancshares' 2004 Annual Meeting of Stockholders, Connecticut Bancshares would have to receive notice of such business not later than February 12, 2004, assuming the 2004 Annual Meeting is held on May 12, 2004 and that Connecticut Bancshares provides at least 100 days notice of the date of the meeting. The advance notice by stockholders must include certain information required by the bylaws. In the case of nominations to the board of directors, certain information regarding the nominee must be provided. A copy of the bylaws may be obtained from Connecticut Bancshares. Notwithstanding the advance notice provisions of the Connecticut Bancshares' bylaws, Connecticut Bancshares is not required to include in its proxy statement or proxy related to any annual meeting a stockholder proposal that fails to meet all of the requirements of the proxy rules of the Securities and Exchange Commission in effect when Connecticut Bancshares receives any such proposal.

                           SOLICITATION OF PROXIES

    The cost of solicitation of proxies on behalf of the board of directors will be borne by Connecticut Bancshares. Proxies may be solicited personally or by telephone by directors, officers and other employees of Connecticut Bancshares and The Savings Bank of Manchester without any additional compensation. Connecticut Bancshares will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so. Georgeson Stockholder Communications, Inc., a proxy solicitation firm, will be paid a fee of $10,000, plus out-of-pocket expenses, to assist Connecticut Bancshares.

                       WHERE YOU CAN FIND MORE INFORMATION

    As a public company, Connecticut Bancshares is obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, Connecticut Bancshares's public filings are available to the public from commercial document retrieval services and on the Internet World Wide Website maintained by the SEC at http://www.sec.gov.
------------------

      Connecticut Bancshares has supplied all information in this proxy statement relating to Connecticut Bancshares, and New Haven has supplied all information in this proxy statement and in the attached prospectus relating to NewAlliance Bancshares and New Haven.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Carole L. Yungk
                              CORPORATE SECRETARY


Manchester, Connecticut
______, 2003

                                                                      APPENDIX A












                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                           THE NEW HAVEN SAVINGS BANK

                                       AND

                          CONNECTICUT BANCSHARES, INC.

                                       AND

                         THE SAVINGS BANK OF MANCHESTER

                                   DATED AS OF

                                  JULY 15, 2003

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of July 15, 2003 is by and among THE NEW HAVEN SAVINGS BANK, a Connecticut-chartered mutual savings bank ("NHSB"), CONNECTICUT BANCSHARES, INC., a Delaware corporation ("Connecticut Bancshares"), and THE SAVINGS BANK OF MANCHESTER, a Connecticut savings bank and wholly-owned subsidiary of Connecticut Bancshares ("SBM").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Boards of Directors of NHSB, Connecticut Bancshares and SBM have determined that it is in the best interest of their respective companies and shareholders or depositors as the case may be, to consummate the business combination transactions provided for herein whereby, subject to the terms and conditions set forth herein;

      WHEREAS, NHSB will convert to a stock bank/stock holding company form of organization pursuant to its proposed plan of conversion (the "Plan"), and in connection therewith will form a new Delaware corporation ("NewAlliance Bancshares"), which shall become the parent holding company of NHSB;

      WHEREAS, Connecticut Bancshares will merge with and into an interim corporation ("Interim"), a Delaware corporation to be formed as a subsidiary of NewAlliance Bancshares, with Connecticut Bancshares being the surviving entity (the "Surviving Corporation") (the "Merger");

      WHEREAS, simultaneously with, or as soon as practicable after the Merger, the Surviving Corporation will be merged with and liquidated into NewAlliance Bancshares in accordance with a Plan of Liquidation in form and substance substantially similar to that attached hereto as Exhibit A.
                                                 ------- -

         WHEREAS, prior to the consummation of the Merger, NHSB and SBM will enter into a merger agreement, in form and substance substantially similar to that attached hereto as Exhibit B (the "Bank Merger Agreement") pursuant to
                          ------- -
which SBM will merge with and into NHSB, with NHSB being the surviving entity (the "Bank Merger"), which Bank Merger shall be consummated immediately following the Merger;

         WHEREAS, all of the directors of Connecticut Bancshares have agreed, in their capacities as shareholders of Connecticut Bancshares, to vote their shares of Connecticut Bancshares Common Stock in favor of this Agreement pursuant to separate voting agreements entered into by and between each such director and NHSB prior to or on the date hereof in the form attached hereto as Exhibit C;
                                                                   ------- -

         WHEREAS, the parties hereto desire to make certain representations, warranties and agreements in connection with the business combination transactions described in this Agreement and to prescribe certain conditions thereto.

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms
             -------------------
have the following meanings, unless the context otherwise requires (both here and throughout this Agreement, references to Articles and Sections refer to Articles and Sections of this Agreement).

         "ACQUISITION  AGREEMENT"  shall have the  meaning  set forth in Section
11.1.11 hereof.

         "ACQUISITION PROPOSAL" means any proposal or offer with respect to any of the following (other than the transactions contemplated hereunder) involving Connecticut Bancshares or any Connecticut Bancshares Subsidiaries: (i) any merger, consolidation, share exchange, business combination or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of its consolidated assets in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 25% or more of the outstanding shares of its capital stock or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         "ACQUISITION TRANSACTION" means any of the following (other than the transaction contemplated hereunder) involving Connecticut Bancshares or any Connecticut Bancshares Subsidiaries: (i) any merger, consolidation, share exchange, business combination or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of its consolidated assets in a single transaction or series of transactions; or
(iii) any tender offer or exchange offer for 25% or more of the outstanding shares of its capital stock or the filing of a registration statement under the Securities Act in connection therewith.

         "AFFILIATE" shall mean, with respect to a Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         "BHCA" shall mean the Bank Holding Company Act of 1956, as amended.

         "BANKING LAW" shall mean the Banking Law of Connecticut, Connecticut General Statutes Section 36a-1 et seq., as amended.

         "BANK MERGER" shall have the meaning set forth in the recitals  hereto.

         "BANK MERGER AGREEMENT" shall have the meaning set forth in the recitals hereto.

         "BANK REGULATOR" shall mean any federal or state banking regulator that regulates NHSB or SBM, or any of their respective holding companies or subsidiaries, as the case may be, including but not limited to the FDIC, the Department, and the FRB.

         "BENCHMARK PRICE" shall have the meaning set forth in Section 11.3.4 hereof.

         "BENEFIT AGREEMENT" shall have the meaning set forth in Section 7.6.3 hereof.

         "BIF" shall mean the Bank Insurance Fund administered by the FDIC.

         "BUSINESS DAY" means Monday through Friday of each week, except a legal holiday recognized as such by the U.S. Government or any day on which banking institutions in the State of Connecticut are authorized or obligated to close.

         "CERTIFICATE" shall mean certificates evidencing shares of Connecticut Bancshares Common Stock.

         "CLAIM" shall have the meaning set forth in Section 7.7.2 hereof.

         "CLOSING" shall have the meaning set forth in Section 2.3 hereof.

         "CLOSING DATE" shall have the meaning set forth in Section 2.3 hereof.

         "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMPANY  RESTRICTED SHARE" shall have the meaning set forth in Section
3.1.4 hereof.

         "CONFIDENTIALITY AGREEMENTS" shall mean the confidentiality agreements referred to in Section 12.1 of this Agreement.

         "CONNECTICUT  BANCSHARES"  shall mean Connecticut  Bancshares,  Inc., a
Delaware corporation with its principal office located at 923 Main Street, Manchester, Connecticut.

         "CONNECTICUT BANCSHARES COMMON STOCK" shall mean the common stock, par value $.01 per share, of Connecticut Bancshares.

         "CONNECTICUT BANCSHARES DEFINED BENEFIT PLAN" shall have the meaning set forth in Section 4.14.3 hereof.

         "CONNECTICUT BANCSHARES DISCLOSURE SCHEDULE" shall mean a written, signed disclosure schedule delivered by Connecticut Bancshares to NHSB specifically referring to the appropriate section of this Agreement and describing in reasonable detail the matters contained therein.

         "CONNECTICUT BANCSHARES EMPLOYEE PLAN(S)" shall mean all stock option, employee stock purchase, stock bonus and any other stock-based plans, qualified pension or profit-sharing plans, any deferred compensation, non-qualified plan or arrangement, supplemental retirement, consultant, bonus or group insurance contract or any other incentive, health and welfare or employee benefit plan or agreement maintained for the benefit of any of the employees or former employees or directors of Connecticut Bancshares or any Connecticut Bancshares Subsidiary, whether written or oral.

         "CONNECTICUT BANCSHARES FINANCIAL STATEMENTS" shall mean (i) the audited consolidated balance sheets (including related notes and schedules, if any) of Connecticut Bancshares as of December 31, 2002, 2001 and 2000 and the consolidated statements of operations, changes in shareholders' equity and cash flows (including related notes and schedules, if any) of Connecticut Bancshares for each of the three (3) years ended 2002, 2001 and 2000 as filed by Connecticut Bancshares in its Securities Documents, and (ii) the unaudited interim and audited annual consolidated financial statements of Connecticut Bancshares as of the end of each calendar quarter and fiscal year, respectively, following December 31, 2002 as filed by Connecticut Bancshares in its Securities Documents.

         "CONNECTICUT BANCSHARES NET INCOME" shall mean the amount set forth as net income on Connecticut Bancshares' consolidated statements of operations prepared in accordance with GAAP in a manner consistent with the preparation of the Connecticut Bancshares Financial Statements as adjusted to (i) exclude any gain or loss on sale of assets other than in the ordinary course of business, including but not limited to the sales of loans, investment securities and repossessed assets, (ii) exclude any transaction expenses paid or to be paid as a result of the Merger as detailed in Section 6.13 hereof, which have been reflected in Connecticut Bancshares consolidated statements of operations, and
(iii) exclude any additional accruals and reserves that may be established in accordance with Section 6.12 hereof.

         "CONNECTICUT BANCSHARES OPTION PLANS" shall mean the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan and the Connecticut Bancshares, Inc. 2002 Equity Compensation Plan.

         "CONNECTICUT BANCSHARES PENSION PLAN" shall have the meaning set forth in Section 4.14.4 hereof.

         "CONNECTICUT BANCSHARES SHAREHOLDERS MEETING" shall have the meaning set forth in Section 8.1 hereof.

         "CONNECTICUT BANCSHARES TERMINATION FEE" shall have the meaning set forth in Section 11.2.2.

         "CONNECTICUT BANCSHARES WELFARE PLAN" shall have the meaning set forth in Section 4.14.11 hereof.

         "CONTINUING EMPLOYEE" shall have the meaning set forth in Section 7.6.2 hereof.

         "CONVERSION" shall have the meaning set forth in Section 2.10 hereof.

      "CONVERSION PROSPECTUS" shall mean a prospectus issued by NewAlliance Bancshares in connection with the Offering, which meets all of the requirements of the Securities Act, applicable state securities laws and banking laws and regulations.

      "CONVERSION REGISTRATION STATEMENT" shall mean the registration statement, together with all amendments and supplements, filed with the SEC under the Securities Act for the purpose of registering shares of NewAlliance Bancshares Common Stock to be offered and issued in connection with the Offering.

         "CORPORATORS" shall mean the corporators of NHSB.

         "COSTS" shall have the meaning set forth in Section 11.2.3 hereof.

         "DGCL" shall mean the Delaware General Corporation Law, as amended.

         "DEPARTMENT" shall mean the Connecticut Department of Banking.

         "DISSENTING SHARES" shall have the meaning set forth in Section 3.2.1 hereof.

         "DISSENTING  SHAREHOLDER"  shall have the  meaning set forth in Section
3.2.1 hereof.

         "DOJ" shall mean the United States Department of Justice.

         "EFFECTIVE DATE" shall mean the date on which the Effective Time occurs. The Effective Date shall occur as soon as practicable after the closing of the Offering.

         "EFFECTIVE  TIME"  shall mean the date and time  specified  pursuant to
Section 2.3 hereof as the effective time of the Merger.

         "ENVIRONMENTAL LAWS" means any applicable federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any governmental entity relating to (1) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (2) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Materials of Environment Concern. The term Environmental Law includes without limitation (a) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss. 9601, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss. 6901, et seq.; the Clean Air Act, as amended, 42 U.S.C. ss. 7401, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251, et seq.; the Toxic Substances

Control Act, as amended, 15 U.S.C. ss. 9601, et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. ss. ll0l, et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 300f, et seq.; the Connecticut Transfer Act, Connecticut General Statutes ss. 22a-134 et seq.; and all applicable comparable state and local laws, and (b) any common law (including without limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to the presence of or exposure to any Materials of Environmental Concern.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" shall have the meaning set forth in Section 4.14.3 hereof.

         "ESOP" shall have the meaning set forth in Section 6.1.2(j) hereof.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXCHANGE AGENT" shall mean a bank or trust company designated by NHSB and reasonably acceptable to Connecticut Bancshares, which shall act as agent for NHSB in connection with the exchange procedures for converting Connecticut Bancshares Common Stock and Options into the Merger Consideration.

         "EXCHANGE  FUND"  shall have the  meaning  set forth in  Section  3.3.1 hereof.

         "EXECUTIVE  AGREEMENTS"  shall  have the  meaning  set forth in Section
7.6.3 hereof.

         "FDIA" shall mean the Federal Deposit Insurance Act, as amended.

         "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.

         "FINAL  DIVIDEND  RECORD  DATE"  shall  have the  meaning  set forth in
Section 6.1.2(e) hereof.

         "FRB" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" shall mean accounting principles, generally accepted in the United States.

         "GOVERNMENTAL   ENTITY"   shall  mean  any  federal  or  state   court,
administrative   agency  or  commission  or  other  governmental   authority  or
instrumentality.

         "HOLA" shall mean the Home Owners Loan Act.

         "INDEMNIFIED  LIABILITIES"  shall have the meaning set forth in Section
7.7.2 hereof.

         "INDEMNIFIED PARTIES" shall have the meaning set forth in Section 7.7.2 hereof.

         "INTELLECTUAL  PROPERTY"  shall have the  meaning  set forth in Section
4.26 hereof.

         "INTERIM" shall have the meaning set forth in the recitals hereto.

         "JOINT VENTURE" shall mean any limited partnership, joint venture, corporation, or venture capital investment.

         "LOAN  PROPERTY"  shall have the  meaning  set forth in  Section  4.9.2 hereof.

         "MATERIAL ADVERSE EFFECT" shall mean, with respect to Connecticut Bancshares or NHSB, respectively, any effect that (i) is material and adverse to the financial condition, results of operations or business of Connecticut Bancshares and its Subsidiaries taken as a whole, or NHSB and its Subsidiaries taken as a whole, respectively, or (ii) materially impairs the ability of either Connecticut Bancshares, on the one hand, or NHSB, on the other hand, to consummate the transactions contemplated by this Agreement; provided that "Material Adverse Effect" shall not be deemed to include the impact of (a) changes in laws and regulations affecting banks generally, (b) changes in GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (c) actions and omissions of a party (or any of its Subsidiaries) taken with the prior written consent of the other party, (d) changes in economic conditions affecting financial institutions generally, including but not limited to changes in market interest rates or the projected future interest rate environment, and (e) the direct effects of compliance with this Agreement on the operating performance of the parties.

         "MATERIALS OF ENVIRONMENTAL CONCERN" shall mean petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials and polychlorinated biphenyls and any other chemicals, materials or substances regulated as toxic or hazardous or as a pollutant, contaminant or waste under any applicable Environmental Laws.

         "MERGER" shall have the meaning set forth in the recitals hereto.

      "MERGER CONSIDERATION" shall mean the cash paid by NewAlliance Bancshares to holders of Connecticut Bancshares Common Stock and Options under Section 3.1 hereof.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

      "NewAlliance Bancshares" shall mean a Delaware corporation to be organized by NHSB pursuant to the DGCL and the Banking Law, which shall own 100% of the common stock of NHSB following the consummation of the transactions contemplated in the Plan.

      "NewAlliance Bancshares COMMON STOCK" shall mean the common stock, par value $0.01 per share, of NewAlliance Bancshares to be issued in the Offering.

         "NEW EXECUTIVE  AGREEMENTS" shall have the meaning set forth in Section
7.6.3 hereof.

         "NEW OPTION PLAN" shall have the meaning set forth in Section 7.6.2 hereof.

         "NHSB" shall mean The New Haven Savings Bank, either as a Connecticut-chartered mutual savings bank or, following the Conversion, a stock savings bank, with its principal offices located at 195 Church Street, New Haven, Connecticut 06510.

         "NHSB DISCLOSURE SCHEDULE" shall mean a written, signed disclosure schedule delivered by NHSB to Connecticut Bancshares specifically referring to the appropriate section of this Agreement and describing in reasonable detail the matters contained therein.

         "NHSB FINANCIAL STATEMENTS" shall mean the audited consolidated balance sheets (including related notes and schedules, if any) of NHSB as of March 31, 2003, 2002 and 2001 and the consolidated statements of income and cash flows (including related notes and schedules, if any) of NHSB for each of the three
(3) years ended March 31, 2003, 2002 and 2001, and the NHSB call reports as of the end of each quarter following March 31, 2003.

         "NHSB  PROPOSAL"  shall  have the  meaning  set forth in  Section  6.10 hereof.

      "OFFERING" shall mean the offering, in connection with the Conversion, of shares of NewAlliance Bancshares Common Stock in a subscription offering and, if necessary, a community offering and/or a syndicated community offering.

         "OPTION  CONSIDERATION"  shall  have the  meaning  set forth in Section
3.1.3 hereof.

         "OPTION  PRICE"  shall  have the  meaning  set forth in  Section  3.1.3 hereof.

         "OPTIONS" shall mean options to purchase shares of Connecticut Bancshares Common Stock granted pursuant to the Connecticut Bancshares Option Plans as set forth in Section 4.1 of the Connecticut Bancshares Disclosure Schedule.

         "PARTICIPATION  FACILITY"  shall have the  meaning set forth in Section
4.9.2 hereof.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, association, trust or "group" (as that term is defined under the Exchange Act).

         "PER SHARE  MERGER  CONSIDERATION"  shall have the meaning set forth in
Section 3.1 hereof.

         "PLAN" shall have the meaning set forth in the recitals hereto.

         "PROXY STATEMENT" shall have the meaning set forth in Section 8.2.1 hereof.

         "PURCHASE PRICE ADJUSTMENT" means the amount, not less than zero, equal to the Connecticut Bancshares Net Income for each full month after March 31, 2004 minus the amount of any cash dividends paid after March 31, 2004 on Connecticut Bancshares Common Stock which relates to Connecticut Bancshares Net Income earned after said date.

         "RIGHTS" shall mean warrants, options, rights, convertible securities, stock appreciation rights and other arrangements or commitments that obligate an entity to issue or dispose of any of its capital stock or other ownership interests or that provide for compensation based on the equity appreciation of its capital stock.

         "SEC" shall mean the Securities and Exchange Commission.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SECURITIES DOCUMENTS" shall mean all reports, offering circulars, proxy statements, registration statements and all similar documents filed, or required to be filed, pursuant to the Securities Laws.

         "SECURITIES LAWS" shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended; and the rules and regulations of the SEC promulgated thereunder.

         "SPECIAL PAYMENT" shall have the meaning set forth in Section 11.3.1 hereof.

         "SPECIAL  PAYMENT  EVENT"  shall have the  meaning set forth in Section
11.3.1 hereof.

         "STOCK EXCHANGE" shall mean the Nasdaq National Market.

         "SUBSIDIARY" shall have the meaning set forth in Rule 1-02 of Regulation S-X of the SEC.

         "SUPERIOR PROPOSAL" shall have the meaning set forth in Section 6.10 hereof.

         "SURVIVING BANK" shall mean NHSB as the resulting institution of the Bank Merger.

         "SURVIVING CORPORATION" shall have the meaning set forth in the recitals hereof.

         "TAX" shall have the meaning set forth in Section 4.10.6 hereof.

         "TAX RETURN" shall have the meaning set forth in Section 4.10.6 hereof.

         "TERMINATION DATE" shall mean October 15, 2004.

         Other terms used herein are defined in the preamble and elsewhere in this Agreement.

                                   ARTICLE II

                          THE MERGER AND THE CONVERSION

         2.1 THE MERGER.  As promptly as practicable  following the satisfaction
             ----------
or waiver of the conditions to each party's respective obligations hereunder, and subject to the terms and conditions of this Agreement, at the Effective Time Interim shall merge with and into Connecticut Bancshares with Connecticut Bancshares as the Surviving Corporation in accordance with the provisions of the DGCL, simultaneously with or as soon as practicable after the Bank Merger, the Surviving Corporation shall be merged with and liquidated into NewAlliance Bancshares in accordance with a Plan of Liquidation, in the form attached hereto as Exhibit A.
                   ---------
At the Effective Time of the Merger, each share of Connecticut Bancshares Common Stock and each Option will be converted into the right to receive the Merger Consideration pursuant to the terms of Article III hereof.

         2.2 THE BANK MERGER.  The Bank Merger shall be consummated  immediately
             ---------------
following the Merger in accordance with a Bank Merger Agreement substantially in the form attached hereto as Exhibit A.

         2.3  EFFECTIVE  TIME.  The Merger  shall be effected by the filing of a
              ---------------
certificate of merger with the Delaware Office of the Secretary of State on the day of the closing ("Closing Date"), in accordance with the DGCL (the "Closing"). The "Effective Time" of the Merger shall be the date and time upon which the certificate of merger as to the Merger is filed with the Delaware Office of the Secretary of State, or as otherwise stated in such certificate of merger.

         2.4  CERTIFICATE  OF  INCORPORATION  AND  BYLAWS.  The  Certificate  of
              -------------------------------------------
Incorporation and Bylaws of Connecticut Bancshares as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation until thereafter amended as provided therein and by applicable law.


         2.5 DIRECTORS AND OFFICERS OF SURVIVING  CORPORATION.  The directors of
             ------------------------------------------------
the Surviving Corporation immediately after the Effective Time shall be the directors of Interim immediately prior to the Effective Time, plus two (2) directors of Connecticut Bancshares immediately prior to the Effective Time who shall be selected by the Board of Directors of NewAlliance Bancshares in accordance with the provisions of Section 7.10 hereof, each to meet the qualifications of and hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The officers of NewAlliance Bancshares immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

         2.6  DIRECTORS  AND OFFICERS OF SURVIVING  BANK.  The  directors of the
              ------------------------------------------
Surviving Bank immediately after the Effective Time shall be the directors of NHSB prior to the Effective Time plus two (2) directors of SBM immediately prior to the Effective Time who shall be selected by the Board of Directors of NHSB, each to meet the qualifications of and hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Bank. The officers of NHSB immediately prior to the Effective Time shall be the initial officers of the Surviving Bank, in each case until their respective successors are duly elected or appointed and qualified.

         2.7 ADDITIONAL  ACTIONS.  If, at any time after the Effective Time, the
             -------------------
Surviving Corporation or the Surviving Bank shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation or the Surviving Bank, title to and possession of any property or right of Connecticut Bancshares (or SBM) acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, Connecticut Bancshares, SBM and their officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation or the Surviving Bank and otherwise to carry out the purposes of this Agreement; and the officers and directors of the Surviving Corporation and the Surviving Bank are fully authorized in the name of Connecticut Bancshares, SBM or otherwise to take any and all such action.

         2.8 EFFECTS OF THE MERGER.  At and after the Effective Time, the Merger
             ---------------------
shall have the effects set forth in the DGCL with respect to Interim and Connecticut Bancshares, and the Bank Merger shall have the effects set forth in the Banking Law with respect to NHSB and SBM.

         2.9 POSSIBLE ALTERNATIVE  STRUCTURES.  Notwithstanding  anything to the
             --------------------------------
contrary contained in this Agreement, prior to the Effective Time NHSB shall be entitled to revise the structure of the Merger described in Section 2.1 hereof, provided that (i) there are no adverse federal or state income tax consequences to Connecticut Bancshares and its shareholders as a result of the modification;
(ii) the consideration to be paid to the holders of Connecticut Bancshares Common Stock and Options under this Agreement is not thereby changed in kind or value or reduced in amount; (iii) there are no adverse changes to the benefits and other arrangements provided to or on behalf of Connecticut Bancshares' directors, officers and other employees; and (iv) such modification will not delay materially or jeopardize receipt of any required regulatory approvals or non-objection of Governmental Entities. NHSB, Connecticut Bancshares and SBM agree to amend this Agreement and any related documents appropriately in order to reflect any such revised structure.

         2.10 THE CONVERSION.  Concurrently  with the approval of this Agreement
              --------------
by the Board of Directors of NHSB, the Board of Directors of NHSB shall adopt the Plan pursuant to which, subject to the receipt of all necessary approvals (including the approval of the Corporators and any others as set forth in Section 9.1.1(ii) hereof), NHSB shall take all steps reasonably necessary to convert from a mutual savings bank to a capital stock savings bank as part of a transaction in which a holding company is organized to acquire upon issuance all of the capital stock of the converted bank (the "Conversion").

                                   ARTICLE III

                        CONVERSION OF SHARES AND OPTIONS

         3.1      MERGER CONSIDERATION.
                  --------------------

                  3.1.1 At the Effective Time, by virtue of the Merger and without any action on the part of NHSB, Connecticut Bancshares or the holders of any of the shares of Connecticut Bancshares Common Stock, each share of Connecticut Bancshares Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares to be cancelled pursuant to Section
3.1.2 hereof and any Dissenting Shares) shall be converted into the right to receive a cash payment in an amount equal to $52.00 (the "Per Share Merger Consideration"), provided, however, that in the event the Closing does not take place on or prior to March 31, 2004, other than as the result of a breach of a representation or warranty of Connecticut Bancshares (subject to the standard set forth in Section 9.2.1 of this Agreement) or a breach by Connecticut Bancshares of one or more covenants in this Agreement (subject to the standard set forth in Section 9.2.2), which breach of representation, warranty or covenant is the principal cause of the failure of the Closing to take place on or before March 31, 2004, the Per Share Merger Consideration shall be increased by the amount determined by dividing (x) the Purchase Price Adjustment by (y) the sum of (i) the number of shares of Connecticut Bancshares Common Stock issued and outstanding immediately prior to the Effective Date and (ii) the number of shares of Connecticut Bancshares Common Stock which may be acquired immediately prior to the Effective Date upon the exercise of the Options, subject to Connecticut Bancshares providing to NHSB the following:

                  (a) as soon as reasonably practicable following the end of each calendar month ending after March 31, 2004 preceding the Closing, Connecticut Bancshares shall deliver to NHSB a consolidated statement of operations for such calendar month in form consistent with the determination of Connecticut Bancshares Net Income as defined herein; and

                  (b) not later than five (5) Business Days prior to the Closing Date, NHSB shall cause PricewaterhouseCoopers, LLP ("PwC"), or another accounting firm reasonably acceptable to the parties, to review and issue its report on the consolidated statement of operations of Connecticut Bancshares for the period beginning on April 1, 2004 and ending at the date of the last of such statements of operations. Absent manifest error, such report shall be binding on the parties for the purpose of calculating the Purchase Price Adjustment. No partner or manager of PwC who is involved in the audit engagement at NHSB shall participate in the preparation or issuance of the report.

                  3.1.2 Each share of Connecticut Bancshares Common Stock (i) held in the treasury of Connecticut Bancshares, (ii) owned by NHSB, NewAlliance Bancshares or any direct or indirect wholly owned subsidiary of NewAlliance Bancshares or of Connecticut Bancshares immediately prior to the Effective Time (other than shares held in a fiduciary capacity or in connection with debts previously contracted), or (iii) reserved for issuance under the Connecticut Bancshares Option Plans which has not been granted or allocated, shall, at the Effective Time, cease to exist, and the certificates for such shares shall be cancelled as promptly as practicable thereafter, and no payment or distribution shall be made in consideration therefor.

                  3.1.3 Each Option issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof and without regard to any future vesting date thereof, be cancelled and converted into the right to receive a cash payment in an amount determined by multiplying (i) the positive difference, if any, between the Per Share Merger Consideration, adjusted, if applicable, pursuant to Section
3.1.1 above, and the exercise price of such Option, for each share of Connecticut Bancshares Common Stock covered by such Option (the "Option Price") by (ii) the number of shares of Connecticut Bancshares Common Stock subject to such Option (the "Option Consideration"). The payment of the Option Consideration referred to in the immediately preceding sentence to each holder of an Option shall be subject to such holder executing such instruments of cancellation as NewAlliance Bancshares and Connecticut Bancshares may reasonably deem appropriate. Connecticut Bancshares or SBM shall make necessary tax withholdings from the Option Consideration as they deem appropriate.

                  3.1.4. At the Effective Time, each unvested restricted share of Connecticut Bancshares Common Stock granted under the Connecticut Bancshares Option Plans (each a "Company Restricted Share"), as set forth in Connecticut Bancshares Disclosure Schedule Section 3.1.4, which is outstanding immediately prior to the Effective Time shall vest and become free of restrictions to the extent provided by the terms thereof. Each holder of a Company Restricted Share shall have the same rights to receive the Merger Consideration as are provided to other holders of Company Common Stock pursuant to Section 3.1.

         3.2      DISSENTERS' RIGHTS.
                  ------------------

                  3.2.1 Each outstanding share of Connecticut Bancshares Common Stock the holder of which has perfected his right to dissent under the DGCL and has not effectively withdrawn or lost such right as of the Effective Time (the "Dissenting Shares") shall not be converted into or represent a right to receive the Merger Consolidation hereunder, and the holder thereof shall be entitled only to such rights as are granted by the DGCL. Connecticut Bancshares shall give NHSB notice upon receipt by Connecticut Bancshares of any such demands for payment of the fair value of such shares of Connecticut Bancshares Common Stock and of withdrawals of such notice and any other instruments provided pursuant to applicable law (any shareholder duly making such demand being hereinafter called a "Dissenting Shareholder"), and NHSB shall have the right to participate in all negotiations and proceedings with respect to any such demands. Connecticut Bancshares shall not, except with the prior written consent of NHSB, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment, or waive any failure to timely deliver a written demand for appraisal or the taking of any other action by such Dissenting Shareholder as may be necessary to perfect appraisal rights under the DGCL. Any payments made in respect of Dissenting Shares shall be made by NewAlliance Bancshares.

                  3.2.2 If any Dissenting Shareholder shall effectively withdraw or lose (through failure to perfect or otherwise) his right to such fair value payment at or prior to the Effective Time, such holder's shares of Connecticut Bancshares Common Stock shall be converted into a right to receive the Merger Consideration in accordance with the applicable provisions of this Agreement. If such holder shall effectively withdraw or lose (through failure to perfect or otherwise) his right to such fair value payment after the Effective Time, each share of Connecticut Bancshares Common Stock of such holder shall be converted into the right to receive the Merger Consideration.

                  3.2.3 After the Effective Time, shares of Connecticut Bancshares Common Stock other than Dissenting Shares shall be no longer outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter by operation of this section be the right to receive the Merger Consideration as set forth in Section 3.3.4.

         3.3      PROCEDURES FOR EXCHANGE OF CONNECTICUT BANCSHARES COMMON STOCK
                  --------------------------------------------------------------
AND OPTIONS.
-----------

                  3.3.1  NewAlliance Bancshares to Make Cash  Available.  Prior
                         ----------------------------------------------
to the Effective Time, NHSB shall designate the Exchange Agent. NewAlliance Bancshares shall take all steps necessary on or prior to Closing Date to deliver to the Exchange Agent, for the benefit of the holders of shares of Connecticut Bancshares Common Stock and Options, for exchange in accordance with this
Section 3.3, an amount of cash sufficient to pay the aggregate amount of cash payable in accordance with Article III hereof (such cash for shares of Connecticut Bancshares Common Stock and Options, together with any dividends or distributions with respect thereto being hereinafter referred to as the "Exchange Fund") to be paid in exchange for outstanding Connecticut Bancshares Common Stock and Options in accordance with this Agreement.

                  3.3.2  Exchange of  Certificates.  Provided  that  Connecticut
                         -------------------------
Bancshares has delivered or caused to be delivered to the Exchange Agent all information which is necessary for the Exchange Agent to perform its obligations specified herein, NewAlliance Bancshares shall, within five (5) Business Days after the Effective Time, take all steps necessary to cause the Exchange Agent to mail to each holder of a Certificate or Certificates a form letter of transmittal for return to the Exchange Agent and instructions for use in effecting the surrender of the Certificates for cash into which the Connecticut Bancshares Common Stock represented by such Certificates shall have been converted as a result of the Merger. The letter of transmittal (which shall be subject to the reasonable approval of Connecticut Bancshares) shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent. Upon surrender of a Certificate for exchange and cancellation to the Exchange Agent together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a check representing the amount of cash that such holder has the right to receive in respect of Certificates surrendered pursuant to the provisions of Section 3.1, and the Certificates so surrendered shall forthwith be cancelled.

                  3.3.3 Payment of Option Price.  At the Effective  Time, if not
                        -----------------------
previously paid by Connecticut Bancshares immediately prior to the Effective Time (to which NHSB has no objection), NewAlliance Bancshares shall take all steps necessary to cause the Exchange Agent to issue and deliver within five (5) Business Days a check representing the amount of the Option Price to the holders of the Options, all of which shall have been cancelled in connection with the Merger Agreement.

                  3.3.4  Rights  of  Certificate  or  Option  Holders  after the
                         -------------------------------------------------------
Effective Time. The holder of (i) a Certificate  (other than a Certificate  with
--------------
respect to Dissenting Shares) that prior to the Merger represented issued and outstanding Connecticut Bancshares Common Stock, or (ii) an Option shall have no rights, after the Effective Time, with respect to such Connecticut Bancshares Common Stock or Option except to surrender the Certificate and receive in exchange for the Merger Consideration as provided in this Agreement.

                  3.3.5 Surrender by Persons Other than Record  Holders.  If the
                        -----------------------------------------------
Person surrendering a Certificate and signing the accompanying letter of transmittal is not the record holder thereof, then it shall be a condition of the payment of the Merger Consideration that: (i) such Certificate is properly endorsed to such Person or is accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder appears on such Certificate, and is otherwise in proper form for transfer, or is accompanied by appropriate evidence of the authority of the Person surrendering such Certificate and signing the letter of transmittal to do so on behalf of the record holder; and (ii) the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

                  3.3.6 Closing of Transfer Books.  From and after the Effective
                        -------------------------
Time, there shall be no transfers on the stock transfer books of Connecticut Bancshares of the Connecticut Bancshares Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be exchanged for the Merger Consideration and cancelled as provided in this Section 3.3.

                  3.3.7 Return of Exchange  Fund. At any time  following the six
                        ------------------------
(6) month period after the Effective Time, NewAlliance Bancshares shall be entitled to require the Exchange Agent to deliver to it any portions of the Exchange Fund that had been made available to the Exchange Agent and not disbursed to holders of Certificates and Options (including, without limitation, all interest and other income received by the Exchange Agent in respect of all funds made available to it), and thereafter such holders shall be entitled to look to NewAlliance Bancshares (subject to abandoned property, escheat and other similar laws) with respect to any Merger Consideration that may be payable upon due surrender of the Certificates or Options held by them. Notwithstanding the foregoing, neither NHSB, NewAlliance Bancshares nor the Exchange Agent shall be liable to any holder of a Certificate or Option for any Merger Consideration delivered in respect of such Certificate or Option to a public official pursuant to any abandoned property, escheat or other similar law.

                  3.3.8 Lost, Stolen or Destroyed Certificates. In the event any
                        --------------------------------------
Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by NewAlliance Bancshares, the posting by such person of a bond in such amount as NewAlliance Bancshares may reasonably direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof.

                  3.3.9  Withholding.  NewAlliance Bancshares  or  the  Exchange
                         -----------
Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement or the transactions contemplated hereby to any holder of Connecticut Bancshares Common Stock or Options such amounts as NewAlliance Bancshares (or any Affiliate thereof) or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code, or any applicable provision of U.S. federal, state, local or non-U.S. tax law. To the extent that such amounts are properly withheld by NewAlliance Bancshares or the Exchange Agent, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Connecticut Bancshares Common Stock or Options in respect of whom such deduction and withholding were made by NewAlliance Bancshares or the Exchange Agent.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF
                         CONNECTICUT BANCSHARES AND SBM

         Connecticut Bancshares and SBM represent and warrant to NHSB that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the Connecticut Bancshares Disclosure Schedule delivered by Connecticut Bancshares to NHSB on the date hereof, and except as to any representation or warranty which specifically relates to an earlier date. No representation or warranty of Connecticut Bancshares or SBM contained herein shall be deemed untrue or incorrect, and neither Connecticut Bancshares nor SBM shall be deemed to have breached a representation or warranty, on account of the existence of any fact, circumstance or event, unless, as a direct or indirect consequence of such fact, circumstance or event, individually or taken together with all other facts, circumstances or events inconsistent with any paragraph in this Article IV, as applicable, there is reasonably likely to exist a Material Adverse Effect. The mere inclusion of an item in the Connecticut Bancshares Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by Connecticut Bancshares that such item represents a material exception or fact, event or circumstance or that, absent such inclusion in the Connecticut Bancshares Disclosure Schedule, such item is or would be reasonably likely to result in a Material Adverse Effect.

         4.1 CAPITAL  STRUCTURE.  The  authorized  capital stock of  Connecticut
             ------------------
Bancshares consists of 45,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. As of the date of this Agreement, 10,754,943 shares of Connecticut Bancshares Common Stock, including shares of Connecticut Bancshares Common Stock issued subject to restrictions as to vesting pursuant to the Connecticut Bancshares Option Plans, are issued and outstanding, 558,641 shares of Connecticut Bancshares Common Stock are directly or indirectly held by Connecticut Bancshares as treasury stock, and no shares of Connecticut
Bancshares preferred stock, par value $0.01 per share, are issued or outstanding. All outstanding shares of Connecticut Bancshares Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of the outstanding shares of Connecticut Bancshares Common Stock has been issued in violation of the preemptive rights of any person, firm or entity. Except for the Connecticut Bancshares Option Plans pursuant to which there are outstanding options to acquire 1,691,168 shares of Connecticut Bancshares Common Stock, a schedule of which is set forth in Section 4.1 of the Connecticut Bancshares Disclosure Schedule, there are no Rights authorized, issued or outstanding with respect to or relating to the capital stock of Connecticut Bancshares.

         4.2  ORGANIZATION,  STANDING AND AUTHORITY OF  CONNECTICUT  BANCSHARES.
              -----------------------------------------------------------------
Connecticut Bancshares is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. Connecticut Bancshares is duly registered as a savings and loan holding company under the HOLA. Connecticut Bancshares has heretofore delivered to NHSB and has included as Section 4.2 of the Connecticut Bancshares Disclosure Schedule true, complete and correct copies of the Certificate of Incorporation and Bylaws of Connecticut Bancshares as in effect as of the date hereof.

         4.3  OWNERSHIP OF  CONNECTICUT  BANCSHARES  SUBSIDIARIES.  Set forth in
              ---------------------------------------------------
Section 4.3 of the Connecticut Bancshares Disclosure Schedule is the name, jurisdiction of incorporation and percentage ownership of each direct or indirect Connecticut Bancshares Subsidiary. Except for (x) capital stock of the Connecticut Bancshares Subsidiaries, (y) securities and other interests held in a fiduciary capacity and beneficially owned by third parties or taken in consideration of debts previously contracted, and (z) securities and other interests which are set forth in the Connecticut Bancshares Disclosure Schedule, Connecticut Bancshares does not own or have the right or obligation to acquire, directly or indirectly, any outstanding capital stock or other voting securities or ownership interests of any corporation, bank, savings association, partnership, joint venture or other organization, other than investment securities representing not more than five percent (5%) of the outstanding capital stock of any entity. The outstanding shares of capital stock or other ownership interests of each Connecticut Bancshares Subsidiary that are owned by Connecticut Bancshares or any Connecticut Bancshares Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are directly or indirectly owned by Connecticut Bancshares free and clear of all liens, claims, encumbrances, charges, pledges, restrictions or rights of third parties of any kind whatsoever. No Rights are authorized, issued or outstanding with respect to the capital stock or other ownership interests of any Connecticut Bancshares Subsidiary and there are no agreements, understandings or commitments relating to the right of Connecticut Bancshares to vote or to dispose of such capital stock or other ownership interests.

         4.4  ORGANIZATION,  STANDING AND  AUTHORITY OF  CONNECTICUT  BANCSHARES
              ------------------------------------------------------------------
SUBSIDIARIES.   Each  Connecticut  Bancshares  Subsidiary  is  a  savings  bank,
------------
corporation or partnership duly organized, validly existing and in good standing or legal existence, as appropriate, under the laws of the jurisdiction in which it is organized. Each Connecticut Bancshares Subsidiary (i) has full power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and (ii) is duly licensed or qualified to do business and is in good standing or legal existence, as appropriate, in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. Connecticut Bancshares is authorized to own each Connecticut Bancshares Subsidiary under the HOLA. The deposit accounts of SBM are insured by the FDIC through the BIF to the maximum extent permitted by the FDIA. SBM has paid all premiums and assessments required by the FDIC. Connecticut Bancshares has heretofore delivered or made available to NHSB and has included as Section 4.4 of the Connecticut Bancshares Disclosure Schedule true, complete and correct copies of the Certificate of Incorporation and Bylaws of SBM and each other Connecticut Bancshares Subsidiary as in effect as of the date hereof.

         4.5      AUTHORIZED AND EFFECTIVE AGREEMENT.
                  ----------------------------------

                  4.5.1 Each of Connecticut Bancshares and SBM has all requisite corporate power and authority to enter into this Agreement and the Bank Merger Agreement, as applicable, and (subject to receipt of all necessary governmental approvals and the approval of Connecticut Bancshares' shareholders of this Agreement) to perform all of its obligations under this Agreement and the Bank Merger Agreement, as applicable. The execution and delivery of this Agreement and the Bank Merger Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Connecticut
Bancshares and SBM, except for the approval of this Agreement by Connecticut Bancshares' shareholders. This Agreement has been duly and validly executed and delivered by Connecticut Bancshares and SBM and, assuming due authorization and execution by NHSB, constitutes the legal, valid and binding obligations of Connecticut Bancshares and SBM, enforceable against Connecticut Bancshares and SBM in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Bank Merger Agreement, upon execution and delivery by SBM, will have been duly and validly executed and delivered by SBM and, assuming due authorization and execution by NHSB, will constitute the legal, valid and binding obligation of SBM, enforceable against SBM in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  4.5.2 Neither the execution and delivery of this Agreement by Connecticut Bancshares or SBM, nor the execution and delivery of the Bank Merger Agreement by SBM, nor consummation of the transactions contemplated hereby or thereby, nor compliance by Connecticut Bancshares and SBM with any of the provisions hereof or thereof
(i) does or will conflict with or result in a breach of any provisions of the Certificate of Incorporation or Bylaws of Connecticut Bancshares or the equivalent documents of any Connecticut Bancshares Subsidiary, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Connecticut Bancshares or any Connecticut Bancshares Subsidiary pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Connecticut Bancshares or any Connecticut Bancshares Subsidiary is a party, or by which any of their respective properties or assets may be bound or affected, or (iii) subject to receipt of all required governmental and shareholder approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Connecticut Bancshares or any Connecticut Bancshares Subsidiary.

                  4.5.3 Except for (i) the filing of applications and notices with, and the consents and approvals of, as applicable, the Bank Regulators,
(ii) the filing of the Proxy Statement with the SEC, (iii) the approval of this Agreement by the requisite vote of the shareholders of Connecticut Bancshares,
(iv) the filing of the certificate of merger with respect to the merger of Connecticut Bancshares with and into NewAlliance Bancshares with the Secretary of State of the State of Delaware pursuant to the DGCL in connection with the Merger, and (v) the filing of a copy of the Bank Merger Agreement and a copy of the approval of the commissioner of the Connecticut Department of Banking with the Connecticut Secretary of the State with respect to the Bank Merger, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of Connecticut Bancshares or SBM in connection with the execution and delivery by Connecticut Bancshares and SBM of this Agreement, the execution and delivery by SBM of the Bank Merger Agreement, the consummation of the Merger by Connecticut Bancshares, and the consummation of the Bank Merger by SBM.

                  4.5.4 As of the date hereof, neither Connecticut Bancshares nor SBM is aware of any reasons relating to Connecticut Bancshares or SBM (including without limitation Community Reinvestment Act compliance) why all consents and approvals shall not be procured from all regulatory agencies having jurisdiction over the Merger or the Bank Merger as shall be necessary for (i) consummation of the Merger and the Bank Merger, and (ii) the continuation by NewAlliance Bancshares and NHSB after the Effective Time of the business of Connecticut Bancshares and SBM as such business is carried on immediately prior to the Effective Time, free of any conditions or requirements which, in the reasonable opinion of Connecticut Bancshares, could have a Material Adverse Effect on the business of Connecticut Bancshares or SBM.

         4.6      SECURITIES DOCUMENTS AND REGULATORY REPORTS.
                  -------------------------------------------

                  4.6.1 Since March 31, 2000, Connecticut Bancshares has timely filed with the SEC and the NASD all Securities Documents required by the Securities Laws and such Securities Documents, as the same may have been amended, complied as to form in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4.6.2 Since March 31, 2000, each of Connecticut Bancshares and SBM, has duly filed with the Bank Regulators in correct form the reports required to be filed under applicable laws and regulations and such reports were complete and accurate in all material respects and in compliance in all material respects with the requirements of applicable laws and regulations. In connection with the most recent federal and state Bank Regulator examinations of Connecticut Bancshares and SBM, neither Connecticut Bancshares nor SBM was required to correct or change any action, procedure or proceeding which Connecticut Bancshares or SBM believes has not been corrected or changed as required as of the date hereof.

         4.7      FINANCIAL STATEMENTS.
                  --------------------

                  4.7.1 Connecticut Bancshares has previously delivered or made available to NHSB accurate and complete copies of the Connecticut Bancshares
Financial Statements which, in the case of audited Connecticut Bancshares Financial Statements, are accompanied by the audit reports of its independent public accountants. The Connecticut Bancshares Financial Statements referred to herein, as well as the Connecticut Bancshares Financial Statements to be delivered pursuant to Section 6.2 hereof, fairly present or will fairly present, as the case may be, the consolidated financial condition of Connecticut Bancshares as of the respective dates set forth therein, and the consolidated results of operations, shareholders' equity and cash flows of Connecticut Bancshares for the respective periods or as of the respective dates set forth therein.

                  4.7.2 Each of the Connecticut Bancshares Financial Statements referred to in Section 4.7.1 has been prepared in accordance with GAAP during the periods involved, except as stated therein or, in the case of unaudited interim Connecticut Bancshares Financial Statements, the absence of footnotes and customary year-end adjustments. The audits of Connecticut Bancshares and
Connecticut Bancshares Subsidiaries have been conducted in accordance with generally accepted auditing standards. The books and records of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries are being maintained in compliance with applicable legal and accounting requirements, and such books and records accurately reflect in all material respects all dealings and transactions in respect of the business, assets, liabilities and affairs of Connecticut Bancshares and its Subsidiaries. The minute books of Connecticut Bancshares and each Connecticut Bancshares Subsidiary contain complete and accurate records of all meetings and other corporate actions of their respective shareholders and Boards of Directors (including all committees) authorized at such meetings held or taken since January 1, 2000 through the date of this Agreement.

                  4.7.3 Except (i) as set forth in Section 4.7.3 of the Connecticut Bancshares Disclosure Schedule, (ii) as reflected, disclosed or provided for in the Connecticut Bancshares Financial Statements as of December 31, 2000, 2001 and 2002 (including related notes), (iii) for liabilities incurred since December 31, 2002 in the ordinary course of business and (iv) liabilities incurred in connection with this Agreement and the transactions contemplated hereby, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has any liabilities, whether absolute, accrued, contingent or otherwise, material to the financial condition, results of operations or business of Connecticut Bancshares on a consolidated basis that would be required according to GAAP to be reflected on an audited consolidated balance sheet of Connecticut Bancshares or the notes thereto.

         4.8 MATERIAL  ADVERSE CHANGE.  Since January 1, 2003 to the date hereof
             ------------------------
(i) Connecticut Bancshares and each Connecticut Bancshares Subsidiary has conducted its respective business in the ordinary and usual course (excluding the incurrence of expenses in connection with this Agreement, and excluding the transactions contemplated hereby), and (ii) no event has occurred or circumstance arisen that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Connecticut Bancshares.

         4.9      ENVIRONMENTAL MATTERS.
                  ---------------------

                  4.9.1 Except as set forth in Section 4.9.1 of the Connecticut Bancshares Disclosure Schedule, with respect to Connecticut Bancshares and each Connecticut Bancshares Subsidiary:

                  (a) To the best of Connecticut Bancshares' knowledge, each of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries, the Participation Facilities, and the Loan Properties are, and at all times have been, in compliance with, and are not in violation of or liable under, any Environmental Laws;

                  (b) There is no (and to the best of Connecticut Bancshares' knowledge there is no basis to expect any) suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending and, to Connecticut Bancshares' knowledge, there is no such action threatened, before any court, governmental agency or other forum against it or any of the Connecticut Bancshares Subsidiaries or any Participation Facility (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release (as defined herein) into the environment of any Materials of Environmental Concern (as defined herein), whether or not occurring at or on a site currently or formerly owned, leased or operated by it or any of the Connecticut Bancshares Subsidiaries or any Participation Facility or (z) with respect to any property at or to which Material of Environmental Concern were generated, Landlord, manufactured, refined, transported, transferred, imported, used, disposed, treated, or processed by Connecticut Bancshares or any Connecticut Bancshares Subsidiary or any Participation Facility or from which Materials of Environmental Concern have been transported, treated, stored, handled, transferred, disposed, recycled, or received;

                  (c) There is no (and to the best of Connecticut Bancshares' knowledge there is no basis to expect any) suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending and, to Connecticut Bancshares' knowledge, no such action is threatened before any court, governmental agency or other forum relating to or against any Loan Property (or Connecticut Bancshares or any of the Connecticut Bancshares Subsidiaries in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Materials of Environmental Concern;

                  (d) To the best of Connecticut Bancshares' knowledge, the real properties, leasehold or other interest in real property currently or formerly owned or operated by Connecticut Bancshares or any Connecticut Bancshares Subsidiary (including, without limitation, soil, groundwater or surface water on, under or geologically or hydrologically adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Materials of Environmental Concern;

                  (e) Neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has received (and to the best of Connecticut Bancshares' knowledge there is no basis to expect any) any written notice, demand letter, executive or administrative order, directive or request for information from any federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

                  (f) To the best of Connecticut Bancshares' knowledge, there are no underground storage tanks on, in or under any properties currently or formerly owned or operated by Connecticut Bancshares or any of the Connecticut Bancshares Subsidiaries or any Participation Facility, and no underground storage tanks have been closed or removed from any properties currently or formerly owned or operated by Connecticut Bancshares or any of the Connecticut Bancshares Subsidiaries or any Participation Facility; and

                  (g) To the best of Connecticut Bancshares' knowledge, during the period of (s) Connecticut Bancshares' or any of the Connecticut Bancshares Subsidiaries' ownership or operation of any of their respective currently or formerly owned or operated properties or (t) Connecticut Bancshares' or any of the Connecticut Bancshares Subsidiaries' participation in the management of any Participation Facility, there has been no contamination by or release of Materials of Environmental Concern in, on, under or affecting such properties. To the best of Connecticut Bancshares' knowledge, prior to the period of (x) Connecticut Bancshares' or any of the Connecticut Bancshares Subsidiaries' ownership or operation of any of their respective currently or formerly owned or operated properties or (y) Connecticut Bancshares' or any of Connecticut Bancshares Subsidiaries' participation in the management of any Participation Facility, there was no contamination by or release of Materials of Environmental Concern in, on, under or affecting such properties.

                  4.9.2 "Loan Property" means any property (including a leasehold interest therein) in which the applicable party (or a Subsidiary of
it) currently holds a security interest or has held a security interest within the past five (5) years. "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) currently participates or formerly participated in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

                  4.9.3 Except as set forth in Section 4.9.3 of the Connecticut Bancshares Disclosure Schedule, Connecticut Bancshares does not possess and has not conducted or arranged for the conduct of any environmental studies, reports, analyses, tests or monitoring during the past ten (10) years with respect to any properties currently or formerly owned or leased by Connecticut Bancshares or any Connecticut Bancshares Subsidiary or any Participation Facility. Connecticut Bancshares has delivered to NHSB true and complete copies and results of any and all such schedules, reports, analyses, tests or monitoring.

                  4.9.4 To the best of Connecticut Bancshares' knowledge, except as set forth in Section 4.9.4 of the Connecticut Bancshares Disclosure Schedule, no real property currently or formerly owned or leased by Connecticut Bancshares or any Connecticut Bancshares Subsidiary, no Loan Property, and no Participation Facility meets the statutory criteria of an "Establishment" as such term is defined pursuant to the Connecticut Transfer Act, Connecticut General Statutes
Section 22a-134 et seq. To the best of Connecticut Bancshares' knowledge, no condition exists at any real property currently or formerly owned or leased by Connecticut Bancshares or any Connecticut Bancshares Subsidiary, any Loan Property or any Participation Facility that would require investigation, remediation, or post-remediation or natural attenuation monitoring under the Connecticut Department of Environmental Protection's Remediation Standard Regulations, Regulations of Connecticut State Agencies Sections 22a-133k-1 et seq.

         4.10     TAX MATTERS.
                  -----------

                  4.10.1 Connecticut Bancshares and each Connecticut Bancshares Subsidiary (taking into account any extension of time within which to file which has not expired) has timely filed all Tax Returns required by applicable law to be filed by them in respect of all applicable Taxes required to be paid through the date hereof and will timely file any such Tax Returns required to be filed prior to the Effective Time with respect to Taxes required to be paid through the Effective Time. Connecticut Bancshares and each Connecticut Bancshares Subsidiary have paid, or where payment is not required to have been made, have set up an adequate reserve or accrual for the payment of, all Taxes required to be paid in respect of the periods covered by such Tax Returns and, as of the Effective Time, will have paid, or where payment is not required to have been made, will have set up an adequate reserve or accrual for the payment of, all Taxes for any subsequent periods ending on or prior to the Effective Time. To the knowledge of each of Connecticut Bancshares and any Connecticut Bancshares Subsidiary, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary will have any liability for any such Taxes in excess of the amounts so paid or reserves or accruals so established. As of the date hereof, except as disclosed in Section 4.10.1 of the Connecticut Bancshares Disclosure Schedule, no audit, examination or deficiency or refund litigation with respect to any Tax Returns filed by Connecticut Bancshares or any Connecticut Bancshares Subsidiary is pending or, to the best of Connecticut Bancshares' knowledge, threatened and to the best of Connecticut Bancshares' knowledge, there is no basis for any Tax authority to assess any additional Taxes for any period for which Tax Returns have been filed.

                  4.10.2 Connecticut Bancshares and each Connecticut Bancshares Subsidiary has withheld and paid all Taxes required to be paid in connection with amounts paid to any employee, independent contractor, creditor, stockholder or other third party.

                  4.10.3 All Tax Returns filed by Connecticut Bancshares and its Subsidiaries are complete and accurate in all material respects. Neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary is delinquent in the payment of any Tax, assessment or governmental charge, or has requested any extension of time within which to file any Tax Returns in respect of any fiscal year or portion thereof which have not since been filed. Except as set forth in Section 4.10.3 of the Connecticut Bancshares Disclosure Schedule, the Tax Returns of Connecticut Bancshares and its Subsidiaries have been examined by the applicable tax authorities (or are closed to examination due to the expiration of the applicable statute of limitations) and no deficiencies for any Tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against Connecticut Bancshares or any Connecticut Bancshares Subsidiary as a result of such examinations or otherwise which have not been settled and paid. Except as set forth in Section 4.10.3 of the Connecticut Bancshares Disclosure Schedule, there are currently no agreements in effect with respect to Connecticut Bancshares or any Connecticut Bancshares Subsidiary to extend the period of limitations for the assessment or collection of any Tax and no power of attorney has been granted by Connecticut Bancshares and its Subsidiaries with respect to any Tax matter currently in force.

                  4.10.4 Except as set forth in Section 4.10.4 of the Connecticut Bancshares Disclosure Schedule, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has made any payments, is obligated to make any payments, or is party to any agreement that could obligate them to make any payments that will not be deductible under Section 280G of the Code.

                  4.10.5 Except as set forth in Section 4.10.5 of the Connecticut Bancshares Disclosure Schedule, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary (i) is a party to any agreement providing for the allocation or sharing of taxes (other than a tax allocation agreement between Connecticut Bancshares and SBM), (ii) is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by Connecticut Bancshares or any Connecticut Bancshares Subsidiary (nor does Connecticut Bancshares have any knowledge that the Internal Revenue Service has proposed any such adjustment or change of accounting method) or (iii) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

                  4.10.6 As used in this Agreement, "Tax" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, highway, estimated or other tax of any kind whatsoever, including any interest, penalties or addition thereto, whether disputed or not, imposed by any government or quasi-government authority; and "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         4.11  LEGAL  PROCEEDINGS.  Except as set forth in  Section  4.11 of the
               ------------------
Connecticut Bancshares Disclosure Schedule, there are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best knowledge of Connecticut Bancshares or any Connecticut Bancshares Subsidiary, threatened against Connecticut Bancshares or any Connecticut Bancshares Subsidiary or against any asset, interest or right of Connecticut Bancshares or any Connecticut Bancshares Subsidiary, or to the best of Connecticut Bancshares' knowledge, against any officer, director or employee of any of them, and neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary is a party to any order, judgment or decree.

         4.12     COMPLIANCE WITH LAWS.
                  --------------------

                  4.12.1 Each of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries has all material permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business in all material respects as it is currently being conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect; and to the best knowledge of Connecticut Bancshares, no suspension or cancellation of any of the same is threatened.

                  4.12.2 Except as set forth in Section 4.12.2 of the Connecticut Bancshares Disclosure Schedule, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary is in violation of its respective Certificate of Incorporation, Charter or other chartering instrument or Bylaws, or to the best of their knowledge, in violation of any applicable federal, state or local law or ordinance or any order, rule or regulation of any federal, state, local or other governmental agency or body (including, without limitation, all banking (including without limitation all regulatory capital requirements), municipal securities, insurance, safety, health, zoning, anti-discrimination, antitrust, and wage and hour laws, ordinances, orders, rules and regulations), or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency and, to the best knowledge of Connecticut Bancshares, Connecticut Bancshares along with its executive officers and directors is not in violation of any Securities Laws; and neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has received any written notice or communication from any federal, state or local governmental authority asserting that Connecticut Bancshares or any Connecticut Bancshares Subsidiary is in violation of any of the foregoing, which violation has not been corrected on a prospective basis in all material respects. Neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, written directive, memorandum of understanding or written commitment (other than those of general applicability to all savings banks or holding companies), and none of them has received any written communication requesting that it enter into any of the foregoing. Since March 31, 2000, no regulatory agency has initiated any proceeding or, to the best knowledge of Connecticut Bancshares, investigation into the business or operations of Connecticut Bancshares or any Connecticut Bancshares Subsidiary. Connecticut Bancshares has not received any objection from any regulatory agency to Connecticut Bancshares' response to any violation, criticism or exception with respect to any report or statement relating to any examination of Connecticut Bancshares or any of the Connecticut Bancshares Subsidiaries.

         4.13  CERTAIN   INFORMATION.   None  of  the  information  supplied  by
               ---------------------
Connecticut Bancshares or SBM relating to Connecticut Bancshares and its Subsidiaries to be included or incorporated by reference in (i) the Conversion Prospectus will, at the time such prospectus is mailed to subscribers (and at the time the related Conversion Registration Statement becomes effective under the Securities Act), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) the Proxy Statement, as of the date(s) such Proxy Statement is mailed to shareholders of Connecticut Bancshares, and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date. The Proxy Statement mailed by Connecticut Bancshares to its shareholders in connection with the meeting of shareholders at which this Agreement will be considered by such shareholders will comply as to form in all material respects with the Exchange Act and the rules and regulations promulgated thereunder.

         4.14     EMPLOYEE BENEFIT PLANS.
                  ----------------------

                  4.14.1 Connecticut Bancshares has set forth in Section 4.14.1 of the Connecticut Bancshares Disclosure Schedule all Connecticut Bancshares Employee Plans, and Connecticut Bancshares has previously furnished or made available to NHSB accurate and complete copies of the same together with (i) Schedule B forms and the actuarial and audited financial reports prepared with respect to any qualified plans for the last three (3) plan years, (ii) the annual reports filed with any governmental agency for any qualified or non-qualified plans for the last three (3) plan years, (iii) the Summary Annual Report provided to Participants for the last three (3) plan years; and (iv) all rulings and determination letters and any open requests for rulings or letters that pertain to any qualified plan.

                  4.14.2 None of Connecticut Bancshares, any Connecticut Bancshares Subsidiary, any pension plan maintained by any of them and qualified under Section 401 of the Code or, to the best of Connecticut Bancshares' knowledge, any fiduciary of such plan has incurred any liability to the PBGC (except for premiums payable in the ordinary course) or the Internal Revenue
Service with respect to any employees of Connecticut Bancshares or any Connecticut Bancshares Subsidiary. No reportable event under Section 4043(b) of ERISA has occurred with respect to any such pension plan, other than the transactions contemplated by this Agreement.

                  4.14.3 Except as set forth in Section 4.14.3 of the Connecticut Bancshares Disclosure Schedule: (a) neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary participates in or has incurred any liability under Section 4201 of ERISA for a complete or partial withdrawal from a multi-employer plan (as such term is defined in ERISA); (b) no liability under Title IV of ERISA has been incurred by Connecticut Bancshares or any Connecticut Bancshares Subsidiary with respect to any Connecticut Bancshares Employee Plan which is subject to Title IV of ERISA, or with respect to any "single-employer plan" (as defined in Section 4001(a) of ERISA) ("Connecticut Bancshares Defined Benefit Plan") currently or formerly maintained by Connecticut Bancshares or any entity which is considered an affiliated employer with Connecticut Bancshares under Section 4001(b) (1) of ERISA or Section 414 of the Code (an "ERISA Affiliate") since the effective date of ERISA that has not been satisfied to the extent required by ERISA from time to time; (c) no Connecticut Bancshares Defined Benefit Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof that has not or will not be funded within the time provided under Section 302(c) (10) of ERISA; (d) the fair market value of the assets of each Connecticut Bancshares Defined Benefit Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a) (16) of ERISA) under such Connecticut Bancshares Defined Benefit Plan as of the end of the most recent plan year with respect to the respective Connecticut Bancshares Defined Benefit Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Connecticut Bancshares Defined Benefit Plan as of the date hereof; (e) neither Connecticut Bancshares nor any ERISA Affiliate has provided, or is required to provide, security to any Connecticut Bancshares Defined Benefit Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a) (29) of the Code; (f) neither Connecticut Bancshares nor any ERISA Affiliate has contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980; (g) neither Connecticut Bancshares, nor any ERISA Affiliate, nor any Connecticut Bancshares Employee Plan, including any Connecticut Bancshares Defined Benefit Plan, nor any trust created thereunder has engaged in a transaction in connection with which Connecticut Bancshares, any ERISA Affiliate, and any Connecticut Bancshares Employee Plan, including any Connecticut Bancshares Defined Benefit Plan, any such trust or any trustee or administrator thereof, is subject to either a civil liability or penalty pursuant to Section 409, 502(i) or 502(1) of ERISA or a tax imposed pursuant to Chapter 43 of the Code.

                  4.14.4 Except as set forth in Section 4.14.4 of the Connecticut Bancshares Disclosure Schedule, a favorable determination letter has been issued by the Internal Revenue Service, with respect to each Connecticut Bancshares Employee Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) (a "Connecticut Bancshares Pension Plan") which is intended to qualify under Section 401 of the Code, to the effect that such plan is qualified under Section 401 of the Code and the trust associated with such employee pension plan is tax exempt under Section 501 of the Code. No such letter has been revoked or, to the best of Connecticut Bancshares' knowledge, is threatened to be revoked, and Connecticut Bancshares does not know of any ground on which such revocation may be based. Except as set forth in Section 4.14.4 of the Connecticut Bancshares Disclosure Schedule, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has any current liability under any such plan that was required to be reflected as a liability on the Financial Statements as of December 31, 2002 under GAAP, which was not reflected on the consolidated statement of financial condition of Connecticut Bancshares at December 31, 2002 included in the Connecticut Bancshares Financial Statements.

                  4.14.5 No prohibited transaction (which shall mean any transaction prohibited by Section 406 of ERISA and not exempt under Section 408 of ERISA or Section 4975 of the Code) has occurred with respect to any Connecticut Bancshares Employee Plan which would result in the imposition, directly or indirectly, of a material excise tax on Connecticut Bancshares under
Section 4975 of the Code.

                  4.14.6 Except as specifically identified in Section 4.14.6 of the Connecticut Bancshares Disclosure Schedule, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has any obligations for post-retirement or post-employment benefits under any Connecticut Bancshares Employee Plan that cannot be amended or terminated upon sixty (60) or fewer days notice without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the Code, or similar state law, the cost of which is borne by the insured individual. Full payment has been made (or proper accruals have been established) of all contributions which are required for periods prior to the date hereof, and full payment will be so made (or proper accruals will be so established) of all contributions which are required for periods after the date hereof and prior to the Effective Time, under the terms of each Connecticut Bancshares Employee Plan or ERISA; no accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, exists with respect to any Connecticut Bancshares Pension Plan, and there is no "unfunded current liability" (as defined in Section 412 of the Code) with respect to any Connecticut Bancshares Pension Plan.

                  4.14.7 The Connecticut Bancshares Employee Plans have been operated in compliance in all material respects with the applicable provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations.

                  4.14.8 There are no pending or, to the best knowledge of Connecticut Bancshares, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Connecticut Bancshares Employee Plans or any trust related thereto or any fiduciary thereof.

                  4.14.9 Section 4.14.9 of the Connecticut Bancshares Disclosure Schedule sets forth (i) the maximum amount that could be paid to each executive officer of Connecticut Bancshares or any Connecticut Bancshares Subsidiary as a result of the transactions contemplated by this Agreement under all employment, severance, and termination agreements, other compensation arrangements and Connecticut Bancshares Employee Plans currently in effect; and (ii) the estimated "base amount" (as such term is defined in section 280G(b) (3) of the Code) for each such individual calculated as of the date of this Agreement based on estimated 2003 compensation.

                  4.14.10  Except  as  set  forth  in  Section  4.14.10  of  the
Connecticut Bancshares Disclosure Schedule, no compensation payable by Connecticut Bancshares or any Connecticut Bancshares Subsidiary to any of their employees under any Connecticut Bancshares Employee Plan (including by reason of the transactions contemplated hereby) will be subject to disallowance under
Section 162(m) of the Code.

                  4.14.11  Except  as  set  forth  in  Section  4.14.11  of  the
Connecticut Bancshares Disclosure Schedule, with respect to any Connecticut Bancshares Employee Plan which is an employee welfare benefit plan (within the meaning of ERISA Section 3(1) (a "Connecticut Bancshares Welfare Plan"): (i) each such Connecticut Bancshares Welfare Plan which is intended to meet the requirements for tax-favored treatment under Subchapter B of Chapter 1 of the Code meets such requirements; (ii) there is no disqualified benefit (as such term is defined in Code Section 4976(b)) which would subject Connecticut Bancshares to a tax under Code Section 4976(a); (iii) each and every Connecticut Bancshares Welfare Plan which is a group health plan (as such term is defined in Code Sections 5000(b)(1)) complies and in each and every case has complied with the applicable requirements of Code Section 4980B; and (iv) each such Connecticut Bancshares Welfare Plan (including any such plan covering former employees of Connecticut Bancshares or any Connecticut Bancshares Subsidiary) may be amended or terminated by Connecticut Bancshares or NHSB or NewAlliance Bancshares on or at any time after the Effective Date without incurring liability thereunder except as required to satisfy the terms of the Plan.

         4.15     CERTAIN CONTRACTS.
                  -----------------

                  4.15.1 Neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary is in default or non-compliance under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party or by which its assets, business or operations may be bound or affected, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

                  4.15.2 Except as set forth in Section 4.15.2 of the Connecticut Bancshares Disclosure Schedule, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary is a party to, is bound or affected by, receives, or is obligated to pay benefits under:

                  (a) any agreement, arrangement, policy or commitment, including without limitation any agreement, indenture or other instrument, relating to the borrowing of money by Connecticut Bancshares or any Connecticut Bancshares Subsidiary (other than in the case of SBM deposits, Federal Reserve or Federal Home Loan Bank advances, federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business) or the guarantee by Connecticut Bancshares or any Connecticut Bancshares Subsidiary of any obligation;

                  (b) any agreement, arrangement, policy or commitment relating to the employment of a consultant or the employment, election or retention in office of any present or former director, officer or employee of Connecticut Bancshares or any Connecticut Bancshares Subsidiary;

                  (c) any agreement, arrangement, policy or understanding pursuant to which any payment (whether of severance pay or otherwise) became or may become due to any director, officer or employee of Connecticut Bancshares or any Connecticut Bancshares Subsidiary upon execution of this Agreement or the Bank Merger Agreement or upon or following consummation of the transactions contemplated by this Agreement or the Bank Merger Agreement (either alone or in connection with the occurrence of any additional acts or events);

                  (d) any agreement, arrangement, policy or understanding pursuant to which Connecticut Bancshares or any Connecticut Bancshares Subsidiary is obligated to indemnify any director, officer, employee or agent of Connecticut Bancshares or any Connecticut Bancshares Subsidiary;

                  (e) any agreement, arrangement, policy or understanding to which Connecticut Bancshares or any Connecticut Bancshares Subsidiary is a party or by which any of the same is bound which limits the freedom of Connecticut Bancshares or any Connecticut Bancshares Subsidiary to compete in any line of business or with any person;

                  (f)   any   assistance   agreement,   supervisory   agreement,
memorandum of understanding, consent order, cease and desist order or condition of any regulatory order or decree with or by any Bank Regulator;

                  (g) any agreement (other than any agreement with a banking customer for the provision of banking services entered into by any Connecticut Bancshares Subsidiary in the ordinary course of business) that involves a payment or series of payments of more than $50,000 in any one (1) year from or to Connecticut Bancshares or any Connecticut Bancshares Subsidiary;

                  (h) any agreement, arrangement or understanding any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the Bank Merger Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the Bank Merger Agreement; or

                  (i) any other agreement, arrangement or understanding that would be required to be filed as an exhibit to Connecticut Bancshares' Annual Report on Form 10-K under the Exchange Act and which has not been so filed.

         4.16  BROKERS AND  FINDERS.  Except as set forth in Section 4.16 of the
               --------------------
Connecticut Bancshares Disclosure Schedule, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary nor any of their respective directors, officers or employees, has employed any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated hereby.

         4.17 INSURANCE.  Connecticut Bancshares and each Connecticut Bancshares
              ---------
Subsidiary are insured for reasonable amounts with reputable insurance companies against such risks as management of Connecticut Bancshares and any Connecticut Bancshares Subsidiary reasonably has determined to be prudent for companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has maintained all insurance required by contracts currently in effect and applicable laws and regulations. Section 4.17 of the Connecticut Bancshares Disclosure Schedule sets forth all policies of insurance maintained by Connecticut Bancshares or any Connecticut Bancshares Subsidiary as of the date hereof and any claims thereunder in excess of $25,000 since March 31, 2000. Since April 1, 2000, neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has received any notice of termination of any such insurance coverage or increase in the premiums therefor or has any reason to believe that any such insurance coverage will be terminated or the premiums therefor increased (except for increases in premiums in the ordinary course of business).

         4.18 PROPERTIES.  Section 4.18 of the Connecticut Bancshares Disclosure
              ----------
Schedule sets forth the street address of all real property in which Connecticut Bancshares or any Connecticut Bancshares Subsidiary has an ownership or leasehold interest (specifying, as to each, whether owned or leased) and identifies all properties on which any Connecticut Bancshares Subsidiary operates a bank branch. All real and personal property owned by Connecticut Bancshares or any Connecticut Bancshares Subsidiary or presently used by any of them in its respective business are in good condition (ordinary wear and tear excepted) and are sufficient to carry on its business in the ordinary course of business consistent with their past practices. Each of Connecticut Bancshares and each Connecticut Bancshares Subsidiary has good and marketable title free and clear of all material liens, encumbrances, charges, defaults or equities (other than equities of redemption under applicable foreclosure laws) to all of the properties and assets, real and personal, reflected on the consolidated statement of financial condition of Connecticut Bancshares contained in the Connecticut Bancshares Financial Statements dated December 31, 2002 or acquired, through merger or otherwise, after such date (other than those disposed of for fair value after such date), except (i) liens for current taxes not yet due or payable, (ii) pledges to secure deposits and other liens incurred in the ordinary course of its banking business, (iii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent, and (iv) as reflected on the consolidated statement of financial condition of Connecticut Bancshares contained in the Connecticut Bancshares Financial Statements dated December 31, 2002. All real and personal property leased or licensed by Connecticut Bancshares or any Connecticut Bancshares
Subsidiary are held pursuant to leases or licenses that are valid and enforceable in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and no such real property lease will terminate or lapse prior to the Effective Time, except as disclosed in Section 4.18 of the Connecticut Bancshares Disclosure Schedule.



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



         4.19 LABOR. No work stoppage  involving  Connecticut  Bancshares or any
              -----
Connecticut Bancshares Subsidiary is pending or, to the best knowledge of Connecticut Bancshares, threatened. Neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary is involved in, or to the best knowledge of Connecticut Bancshares, threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding involving its employees. Employees of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees, and to the best of Connecticut Bancshares' knowledge there have been no efforts to unionize or organize any employees of Connecticut Bancshares or any Connecticut Bancshares Subsidiary.

         4.20 CERTAIN TRANSACTIONS. Since December 31, 2002, neither Connecticut
              --------------------
Bancshares nor any Connecticut Bancshares Subsidiary has been a party to any off-balance-sheet transactions involving interest rate and currency swaps, options and futures contracts, or any other similar derivative transactions, except as set forth in Section 4.20 of the Connecticut Bancshares Disclosure Schedule.

         4.21 FAIRNESS OPINION.  Connecticut  Bancshares has received an opinion
              ----------------
from Sandler O'Neill & Partners, L.P. to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the shareholders of Connecticut
Bancshares pursuant to this Agreement is fair to such shareholders from a financial point of view, and Sandler O'Neill & Partners, L.P. has consented to the inclusion of such written opinion in the Proxy Statement.

         4.22     LOAN PORTFOLIO.
                  --------------

                  4.22.1 The allowance for possible losses reflected in Connecticut Bancshares' audited consolidated statement of financial condition contained in the Connecticut Bancshares Financial Statements dated December 31, 2002 was, and the allowance for possible losses shown on the balance sheets in Connecticut Bancshares' Securities Documents for dates after December 31, 2002 will be, adequate in all material respects, as of the dates thereof, under GAAP.

                  4.22.2 Section 4.22.2 of the Connecticut Bancshares Disclosure Schedule sets forth a listing, as of June 30, 2003, by account, of: (A) all loans, (1) that are contractually past due ninety (90) days or more in the payment of principal and/or interest, (2) that are on non-accrual status, (3) that as of the date of this Agreement are classified as "Impaired" (as contemplated under FAS 114), "Other Loans Specially Mentioned", "Special Mention", "Substandard", "Doubtful", "Loss", "Classified", "Criticized", "Watch list", or words of similar import, together with the principal amount of and accrued and unpaid interest on each such loan and the identity of the obligor thereunder, (4) where a reasonable doubt exists as to the timely future collectibility of principal and/or interest, whether or not interest is still accruing or the loans are less than ninety (90) days past due, (5) where the interest rate terms have been reduced and/or the maturity dates have been extended subsequent to the agreement under which the loan was originally created due to concerns regarding the borrower's ability to pay in accordance with such initial terms, or (6) where a specific reserve allocation exists in connection therewith, and

(B) all assets classified by Connecticut Bancshares or any Connecticut Bancshares Subsidiary as real estate acquired through foreclosure or in lieu of foreclosure, including in-substance foreclosures, and all other assets currently held that were acquired through foreclosure or in lieu of foreclosure.

                  4.22.3 All loans receivable (including discounts) and accrued interest entered on the books of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries arose out of bona fide arm's-length transactions, were
                                     ---- ----
made for good and valuable consideration in the ordinary course of Connecticut Bancshares' or the appropriate Connecticut Bancshares Subsidiary's respective business, and the notes or other evidences of indebtedness with respect to such loans (including discounts) are, in all material respects, valid, true and genuine and are what they purport to be, except as set forth in Section 4.22.3 of the Connecticut Bancshares Disclosure Schedule. The loans, discounts and the accrued interest reflected on the books of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries are subject to no defenses, set-offs or counterclaims (including, without limitation, those afforded by usury or truth-in-lending laws), except as may be provided by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity. Except as set forth in Section 4.22.3 of the Connecticut Bancshares Disclosure Schedule, all such loans are owned by Connecticut Bancshares or the appropriate Connecticut Bancshares Subsidiary free and clear of any liens.

                  4.22.4 All pledges, mortgages, deeds of trust and other collateral documents or security instruments relating to all notes or other evidences of indebtedness referred to in Section 4.22.3 are, in all material respects, valid, true and genuine, and what they purport to be.

         4.23     REQUIRED VOTE; INAPPLICABILITY OF ANTI-TAKEOVER STATUTES.
                  --------------------------------------------------------

                   4.23.1 The affirmative vote of the holders of a majority of outstanding shares of Connecticut Bancshares Common Stock and entitled to vote is necessary to approve this Agreement and the transactions contemplated hereby (including the Bank Merger) on behalf of Connecticut Bancshares.

                  4.23.2 No "fair price," "moratorium," "control share acquisition" or other form of anti-takeover statute or regulation or provision of Connecticut Bancshares' Certificate of Incorporation or By-Laws is applicable to this Agreement and the transactions contemplated hereby.

         4.24  MATERIAL  INTERESTS  OF CERTAIN  PERSONS.  Except as set forth in
               ----------------------------------------
Section 4.24 of the Connecticut Bancshares Disclosure Schedule, no officer or director of Connecticut Bancshares or a Connecticut Bancshares Subsidiary, or any "associate" (as such term is defined in Rule 14a-l under the Exchange Act) of any such officer or director, (i) has any material interest in any contract or property (real or personal), tangible or intangible, used in or pertaining to the business of Connecticut Bancshares or any of the Connecticut Bancshares Subsidiaries, or (ii) is indebted to, or has the right under a line of credit to borrow from, Connecticut Bancshares or any Connecticut Bancshares Subsidiary.


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


         4.25  JOINT  VENTURES.  Section  4.25  of  the  Connecticut  Bancshares
               ---------------
Disclosure Schedule sets forth (i) the identities of all Joint Ventures in which Connecticut Bancshares or any Connecticut Bancshares Subsidiary is participating, (ii) a list of agreements relating to such Joint Ventures, (iii) the identities of the other participants in the Joint Venture, (iv) the percentage of the Joint Venture owned by each participant, (v) copies of the most recent available financial statements (on an audited basis if available) of such Joint Ventures, and (vi) the amount of the investment or contractually binding commitment of Connecticut Bancshares or any Connecticut Bancshares Subsidiary to invest in such Joint Venture.

         4.26 INTELLECTUAL PROPERTY. Connecticut Bancshares and each Connecticut
              ---------------------
Bancshares Subsidiary own or possess valid and binding licenses and other rights to use without payment of any material amount all material patents, trademarks, trade names, service marks, copyrights and any applications therefor, schematics, technology, know-how, trade secrets, inventory, ideas, algorithms, processes, computer programs and applications (in both source code and object code form) and tangible and intangible proprietary information or material that are used in their businesses ("Intellectual Property"), and all such Intellectual Property is described in Section 4.26 of the Connecticut Bancshares Disclosure Schedule. Neither Connecticut Bancshares nor any Connecticut Bancshares Subsidiary has any material undisclosed liability with respect to (i) the Intellectual Property or (ii) licenses, sublicenses and other agreements as to which Connecticut Bancshares or any Connecticut Bancshares Subsidiary is a party and pursuant to which Connecticut Bancshares or any Connecticut Bancshares Subsidiary is authorized to use any third party patents, trademarks or copyrights, including software which are incorporated in, or form a part of any Connecticut Bancshares or any Connecticut Bancshares Subsidiary product.

         4.27  DISCLOSURES.  None  of  the  representations  and  warranties  of
               -----------
Connecticut Bancshares and SBM or any of the written information or documents furnished or to be furnished by Connecticut Bancshares or SBM to NHSB in connection with or pursuant to this Agreement or the consummation of the transactions contemplated hereby (including the Bank Merger), when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.


                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF NHSB

         NHSB represents and warrants to Connecticut Bancshares and SBM that the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article V), except as set forth in the NHSB Disclosure Schedule delivered by NHSB to Connecticut Bancshares on the date hereof. Unless otherwise specified, any reference to NHSB in this Article V shall include NewAlliance Bancshares and any direct or indirect Subsidiary of NHSB. No representation or warranty of NHSB contained herein shall be deemed untrue or incorrect, and NHSB shall not be deemed to have breached a representation or warranty, on account of the existence of any fact, circumstance or event, unless, as a direct or indirect consequence of such fact, circumstance or event, individually or taken together with all other facts, circumstances or events inconsistent with any paragraph in this Article V, as applicable, there is reasonably likely to exist a Material Adverse Effect. The mere inclusion of an item in the NHSB Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by NHSB that such item represents a material exception or fact, event or circumstance or that, absent such inclusion in the NHSB Disclosure Schedule, such item is or would be reasonably likely to result in a Material Adverse Effect.

         5.1   CAPITAL   STRUCTURE.   As  of  the   date   hereof,   NHSB  is  a
               -------------------
Connecticut-chartered savings bank in mutual form and, as a result, has no authorized or outstanding capital stock. Upon consummation of the Conversion, NHSB will be a duly organized Connecticut-chartered savings bank in stock form and will have authorized capital stock as set forth in its Certificate of Incorporation.

         5.2      ORGANIZATION, STANDING AND AUTHORITY OF NHSB.
                  --------------------------------------------

                  5.2.1 NHSB is a mutual savings bank duly organized and in legal existence under the laws of the State of Connecticut with full corporate power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and is duly licensed or qualified to do business and is in good standing or legal existence, as appropriate, in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. The deposit accounts of NHSB are insured by the FDIC through the BIF to the maximum extent permitted by the FDIA. NHSB has paid all premiums and assessments required by the FDIC. NHSB has heretofore delivered or made available to Connecticut Bancshares, true and complete copies of the Certificate of Incorporation and Bylaws of NHSB as in effect on the date hereof.

                  5.2.2 Prior to the filing of the Conversion Registration Statement, NewAlliance Bancshares will be duly organized and validly existing under the DGCL.

                  5.2.3 NHSB is a member in good standing of the Federal Home Loan Bank of Boston and owns the requisite amount of stock therein.

         5.3      AUTHORIZED AND EFFECTIVE AGREEMENT.
                  ----------------------------------

                  5.3.1 NHSB has all requisite corporate power and authority to enter into this Agreement and the Bank Merger Agreement and (subject to receipt of all necessary governmental approvals and the approval of the Conversion and/or the Plan by the Corporators) to perform all of its obligations under this Agreement and the Bank Merger Agreement. The execution and delivery of this Agreement and the Bank Merger Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of NHSB except for approval of the Conversion and/or the Plan by the Corporators. This Agreement has been duly and validly executed and delivered by NHSB and, assuming due authorization, execution and delivery by Connecticut Bancshares and SBM, constitutes the legal, valid and binding obligation of NHSB, enforceable against NHSB in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Bank Merger Agreement, upon execution and delivery by NHSB, will have been duly and validly executed and delivered by NHSB and, assuming due authorization, execution and delivery by Connecticut Bancshares and SBM, constitutes the legal, valid and binding obligation of NHSB, enforceable against NHSB in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  5.3.2 Neither the execution and delivery of this Agreement or the Bank Merger Agreement, nor consummation of the transactions contemplated hereby or thereby (including the Conversion) nor compliance by NHSB with any of the provisions hereof or thereof (i) does or will conflict with or result in a breach of any provisions of the Certificate of Incorporation or Bylaws of NHSB,
(ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of NHSB pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which NHSB is a party, or by which any of its properties or assets may be bound or affected, or
(iii) subject to receipt of all required governmental, Corporator, and Board of Director approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to NHSB.

                  5.3.3 Except for (i) the filing of applications and notices with, and the consents and approvals of, the applicable Bank Regulators, (ii) the filing and effectiveness of the Conversion Registration Statement with the SEC in connection with the Conversion, (iii) the approval of the Conversion and/or the Plan by the requisite vote of the Corporators, (iv) the filing of a certificate of merger with the Secretary of State of the State of Delaware pursuant to the DGCL in connection with the Merger, (v) the filing of a copy of the Bank Merger Agreement and the approval of the commissioner of the Connecticut Department of Banking with the Connecticut Secretary of the State in connection with the Bank Merger, and (vi) compliance with applicable state securities or "blue sky" laws, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of NHSB in connection with the execution and delivery of this Agreement or the Bank Merger Agreement, the consummation of the Merger by NewAlliance Bancshares, and the consummation of the Bank Merger by NHSB.

                  5.3.4 As of the date hereof, NHSB is not aware of any reasons relating to NHSB why all consents and approvals shall not be procured from all regulatory agencies having jurisdiction over the transactions contemplated by this Agreement and the Bank Merger Agreement as shall be necessary for consummation of the transactions contemplated by this Agreement and the Bank Merger Agreement.

         5.4      FINANCIAL STATEMENTS.
                  --------------------

                  5.4.1 NHSB has previously made available to Connecticut Bancshares the NHSB Financial Statements. The NHSB Financial Statements have been prepared in accordance with GAAP and (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments) the consolidated financial position, results of operations and cash flows of NHSB and the NHSB Subsidiaries on a consolidated basis as of and for the respective periods ending on the dates thereof, in accordance with GAAP during the periods involved, except as indicated in the notes thereto.

                  5.4.2 At the date of each balance sheet included in the NHSB Financial Statements, NHSB did not have any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such NHSB Financial Statements or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

         5.5 MATERIAL  ADVERSE  CHANGE.  Since March 31, 2003 to the date hereof
             -------------------------
(i) NHSB has conducted its business in the ordinary and usual course (excluding the incurrence of expenses in connection with this Agreement, and excluding the incurrence of expenses in connection with the transactions contemplated hereby and the transactions contemplated by or referred to in the Plan), and (ii) no event has occurred or circumstance arisen that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on NHSB.

         5.6      TAX MATTERS.
                  -----------

                  5.6.1 NHSB (taking into account any extension of time within which to file which has not expired) has timely filed all Tax Returns required by applicable law to be filed by it in respect of all applicable Taxes required to be paid through the date hereof and will timely file any such Tax Returns required to be filed prior to the Effective Time with respect to Taxes required to be paid through the Effective Time. NHSB has paid, or where payment is not required to have been made, has set up an adequate reserve or accrual for the payment of, all Taxes required to be paid in respect of the periods covered by such Tax Returns and, as of the Effective Time, will have paid, or where payment is not required to have been made, will have set up an adequate reserve or accrual for the payment of, all Taxes for any subsequent periods ending on or prior to the Effective Time. To the knowledge of NHSB, NHSB will have no liability for any such Taxes in excess of the amounts so paid or reserves or accruals so established. As of the date hereof, no audit, examination or deficiency or refund litigation with respect to any Tax Returns filed by NHSB is pending or, to the best of NHSB's knowledge, threatened and, to the best of NHSB's knowledge, there is no basis for any Tax authority to assess any additional Taxes for any period for which Tax Returns have been filed.

                  5.6.2 NHSB has withheld and paid all Taxes required to be paid in connection with amounts paid to any employee, independent contractor, creditor, stockholder or other third party.

                  5.6.3 All Tax Returns filed by NHSB are complete and accurate, in all material respects. NHSB is not delinquent in the payment of any Tax, assessment or governmental charge, or has requested any extension of time within which to file any Tax Returns in respect of any fiscal year or portion thereof which have not since been filed. Except as set forth in Section 5.6.3 of the NHSB Disclosure Schedule, the Tax Returns of NHSB have been examined by the applicable tax authorities (or are closed to examination due to the expiration of the applicable statute of limitations) and no deficiencies for any Tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against NHSB as a result of such examinations or otherwise which have not been settled and paid. There are currently no agreements in effect with respect to NHSB to extend the period of limitations for the assessment or collection of any Tax and no power of attorney has been granted by NHSB with respect to any Tax matter currently in force.

                  5.6.4 Except as set forth in Section 5.6.4 of the NHSB Disclosure Schedule, NHSB has made no payments, is obligated to make no payments, and is party to no agreement that could obligate it to make any payments that will not be deductible under Section 280G of the Code.

                  5.6.5 Except as set forth in Section 5.6.5 of the NHSB Disclosure Schedule, NHSB (i) is not a party to any agreement providing for the allocation or sharing of taxes, (ii) is not required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method initiated by NHSB (NHSB does not have any knowledge that the Internal Revenue Service has proposed any such adjustment or change of accounting method) or (iii) has not filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

                  5.6.6 As used in this Agreement, "Tax" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, highway, estimated or other tax of any kind whatsoever, including any interest, penalties or addition thereto, whether disputed or not, imposed by any government or quasi-government authority; and "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         5.7 LEGAL  PROCEEDINGS.  Except as set forth in Section 5.7 of the NHSB
             ------------------
Disclosure Schedule, there are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best knowledge of NHSB, threatened against NHSB or against any asset, interest or right of NHSB, or against any officer, director or employee of any of them, and NHSB is not a party to any order, judgment or decree.

         5.8      COMPLIANCE WITH LAWS.
                  --------------------

                  5.8.1 NHSB has all material permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business in all material respects as it is currently being conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect; and to the best knowledge of NHSB, no suspension or cancellation of any of the same is threatened.

                  5.8.2 Except as set forth in Section 5.8.2 of the NHSB Disclosure Schedule, NHSB is not in violation of its respective Certificate of Incorporation, Charter or other chartering instrument or Bylaws, or to its knowledge, in violation of any applicable federal, state or local law or ordinance or any order, rule or regulation of any federal, state, local or other governmental agency or body (including, without limitation, all banking
(including without limitation all regulatory capital requirements), municipal securities, insurance, safety, health, zoning, anti-discrimination, antitrust, and wage and hour laws, ordinances, orders, rules and regulations), or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any governmental agency and, to the best knowledge of NHSB along with its executive officers and directors, is not in violation of any Securities Laws; and NHSB has not received any written notice or communication from any federal, state or local governmental authority asserting that NHSB is in violation of any of the foregoing, which violation has not been corrected on a prospective basis in all material respects. NHSB is not subject to any regulatory or supervisory cease and desist order, agreement, written directive, memorandum of understanding or written commitment (other than those of general applicability to all savings banks), and it has not received any written communication requesting that it enter into any of the foregoing. Since March 31, 2000, no regulatory agency has initiated any proceeding or, to the best knowledge of NHSB, investigation into the business or operations of NHSB. NHSB has not received any objection from any regulatory agency to NHSB's response to any violation, criticism or exception with respect to any report or statement relating to any examination of NHSB.

         5.9 BROKERS AND FINDERS. Except as set forth in Section 5.9 of the NHSB
             -------------------
Disclosure Schedule, neither NHSB nor any of its directors, officers or employees, has employed any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated hereby.

         5.10 DISCLOSURES. None of the representations and warranties of NHSB or
              -----------
any of the written information or documents furnished or to be furnished by NHSB to Connecticut Bancshares in connection with or pursuant to this Agreement or the consummation of the transactions contemplated hereby (including the Bank Merger), when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any


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



material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.

         5.11 FINANCIAL  ABILITY.  On the Effective Date and through the date of
              ------------------
payment of the aggregate amount of cash payable pursuant to Article III hereof, NHSB or NewAlliance Bancshares will have the funds necessary to consummate the Merger and pay the aggregate amount of cash to be paid to holders of Connecticut Bancshares Common Stock and Options pursuant to Section 3.3 hereof.

                                   ARTICLE VI

                   COVENANTS OF CONNECTICUT BANCSHARES AND SBM

         6.1      CONDUCT OF BUSINESS.
                  -------------------

                  6.1.1 Affirmative  Covenants.  Except with the written consent
                        ----------------------
of NHSB, during the period from the date of this Agreement to the Effective Time, Connecticut Bancshares will operate its business, and it will cause each of the Connecticut Bancshares Subsidiaries to operate its business, only in the usual, regular and ordinary course of business; use its reasonable best efforts in good faith to preserve intact its business organization and assets, keep available the present services of the employees, maintain its rights and franchises, and preserve the goodwill of its customers and others with whom business relationships exist; and voluntarily take no action which would or be reasonably likely to (i) adversely affect the ability of Connecticut Bancshares or SBM to obtain any necessary approvals of Governmental Entities required for the transactions contemplated hereby or under the Bank Merger Agreement or increase the period of time necessary to obtain such approvals, or (ii) adversely affect its ability to perform its covenants and agreements under this Agreement or the Bank Merger Agreement.

                  6.1.2 Negative Covenants.  Connecticut  Bancshares agrees that
                        ------------------
from the date of this Agreement to the Effective Time, except as otherwise specifically permitted or required by this Agreement and except to the extent required by law or regulation or any Governmental Entity, or consented to by NHSB in writing, Connecticut Bancshares will not, and will cause each of the Connecticut Bancshares Subsidiaries not to:

                  (a) change or waive any provision of its Certificate of Incorporation, Charter or Bylaws, except as required by law;

                  (b) change the number of shares of its authorized capital stock;

                  (c) issue any capital stock or issue or grant any option, restricted stock award, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to the authorized or issued capital stock of Connecticut Bancshares or any of the Connecticut Bancshares Subsidiaries, or any securities convertible into shares of such stock; except that Connecticut Bancshares may issue shares of Connecticut Bancshares Common Stock or permit treasury shares to become outstanding to satisfy currently outstanding Company Restricted Stock awards or Options exercised prior to the Effective Date under and in accordance with the terms of the Connecticut Bancshares Option Plans described in Section 4.1 hereof;

                  (d)  effect  any  recapitalization,   reclassification,  stock
dividend, stock split or like change in capitalization, or redeem, repurchase or otherwise acquire any shares of its capital stock;

                  (e) declare or pay any dividends or other distributions with respect to its capital stock except for dividends paid by any Connecticut Bancshares Subsidiary to Connecticut


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


Bancshares, and except for a quarterly cash dividend not to exceed $0.18 per share through December 31, 2003 and $0.20 per share thereafter, with payment and record dates consistent with past practice. The Board of Directors of Connecticut Bancshares shall cause its last quarterly dividend record date prior to the Effective Time to occur on the day immediately preceding the Effective Date (the "Final Dividend Record Date") with the dividend amount to be calculated as follows: the quotient of $0.80 divided by 365, multiplied by the number of days between the Final Dividend Record Date and the record date of the immediately preceding dividend paid by Connecticut Bancshares;

                  (f) enter into or terminate any material contract or agreement (including without limitation any settlement agreement with respect to litigation) except in the ordinary course of business or except as set forth in
Section 6.1.2(f) of the Connecticut Bancshares Disclosure Schedule;

                  (g) except in the ordinary course of business consistent with past practice, incur any liabilities or obligations (excluding customer deposit accounts and commercial "Bottom Line" repurchase agreements), whether directly or by way of guaranty, including any obligation for borrowed money whether or not evidenced by a note, bond, debenture or similar instrument other than borrowings from the Federal Home Loan Bank of Boston reflected on the Connecticut Bancshares Financial Statements as of June 30, 2003, plus five percent (5%);

                  (h)  make  any  capital  expenditures  in  excess  of  $50,000 individually or $250,000 in the aggregate, except pursuant to binding commitments existing on the date hereof and as set forth in Section 6.1.2(h) of the Connecticut Bancshares Disclosure Schedule and except for expenditures reasonable and necessary to maintain assets in good repair;

                  (i) except for commitments issued prior to the date of this Agreement which have not yet expired and which have been disclosed in Section 6.1.2(i) of the Connecticut Bancshares Disclosure Schedule, and the renewal of existing lines of credit, make any new loan or other credit facility commitment or increase any loan or other credit facility commitment to any borrower or group of affiliated borrowers in excess of the following limitations without prior consultation with and approval from NHSB's Executive Vice President - Business Banking (which approval shall not be unreasonably withheld and, if granted, shall be granted in a timely manner):

                      (i)     unsecured loan in excess of $500,000;
                      (ii) residential first mortgage loan in excess of $1,000,000;
                      (iii) residential construction loan in excess of $1,000,000;
                      (iv) commercial and industrial loan in excess of $2,000,000;
                      (v) commercial real estate loan in excess of $3,000,000;
                      (vi) commercial construction loan in excess of $2,000,000;
                      (vii) consumer loan (including home equity loan) in excess of $500,000;
                      (viii) residential development, acquisition, and construction loan in excess of $4,000,000; and


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


                      (ix) loans of new monies to criticized borrowers or borrowing relationships (unless the criticism has been corrected at the time of advance) shall not be made in any amount.

and, provided that, the outstanding balance of each of the following portfolios shall not increase by more than the lesser of (A) fifteen percent (15%) or (B) $10,000,000 over the balance of the respective portfolio at June 30, 2003, without prior consultation with and approval from NHSB's Executive Vice President - Business Banking (which approval shall not be unreasonably withheld and, if granted, shall be granted in a timely manner):

                      (i) loans or other credit facility commitments to condominium associations;
                      (ii) loans or other credit facility commitments to finance personal property leases;
                      (iii) loans  or  other   credit facility commitments  with
                            respect to and/or secured by special use properties, including without limitation, golf courses, motels, hotels and the like; and
                      (iv) loans with respect to the construction of residential or commercial property and secured by same;

                  (j) (i) grant any increase in rates of compensation to its non-officer employees other than in the ordinary course of business consistent with past practice provided that no such increase shall result in an annual adjustment of more than 4% without prior consultation with and approval from NHSB; grant any increase in rates of compensation to, or pay or agree to pay any bonus or severance to, or provide any other new employee benefit or incentive to its directors or to its officers except for non-discretionary payments required by agreements existing as of the date hereof and set forth on Schedule 6.1.2(j)(i) of the Connecticut Bancshares Disclosure Schedule without prior consultation with and approval from NHSB; grant any increases in compensation or bonuses to its non-officer employees other than in the ordinary course of business consistent with past practice and other than cash bonuses that are reasonable and necessary to compensate Connecticut Bancshares or SBM employees in lieu of option grants between the date hereof through the Effective Date, in consultation with the Chief Operating Officer of NHSB; enter into any employment, severance or similar agreements or arrangements with any director or employee; adopt or amend or terminate any employee benefit plan, pension plan or incentive plan except as required by law or the terms of such plan or as provided in Section 6.1.2(j)(i) of the Connecticut Bancshares Disclosure Schedule, or permit the vesting of any material amount of benefits under any such plan other than pursuant to the provisions thereof as in effect on the date of this Agreement; or make any contributions to any Connecticut Bancshares Employee Plan not in the ordinary course of business consistent with past practice; or make any contributions to Connecticut Bancshares' Employee Stock Ownership Plan (the "ESOP"), other than regular periodic contributions sufficient to cover regularly scheduled debt service with respect to the ESOP, with no prepayment thereof permitted; or

                           (ii) increase the number of (A) non-officer personnel
employed by Connecticut Bancshares or any Connecticut Bancshares Subsidiary over the staffing level previously authorized as set forth in Section 6.1.2(j)(ii) of the Connecticut Bancshares Disclosure

Schedule, or (B) officers employed by Connecticut Bancshares or any Connecticut Bancshares Subsidiary over the number of such officers currently so employed, without the prior consent of NHSB's Chief Operating Officer.

                  (k) make application for the opening or closing of any, or open or close any, branch or automated banking facility, except that, with the prior written consent of NHSB, it may proceed with negotiations for and the opening of a branch at the location referred to in Section 6.1.2(k) of the Connecticut Bancshares Disclosure Schedule;

                  (l) make any equity investment or commitment to make such an investment in real estate or in any real estate development project, other than in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings in the ordinary course of business consistent with customary banking practices;

                  (m) subject to Section 6.10 hereof, merge into, consolidate with, affiliate with, or be purchased or acquired by, any other Person, or permit any other Person to be merged, consolidated or affiliated with it or be purchased or acquired by it, or, except to realize upon collateral in the ordinary course of its business, acquire a significant portion of the assets of any other Person, or sell a significant portion of its assets;

                  (n) make any change in its accounting methods or practices, except changes as may be required by GAAP or by law or regulatory requirements;

                  (o) enter into any off-balance sheet transaction involving interest rate and currency swaps, options and futures contracts, or any other similar derivative transactions other than to hedge forward loan sale commitments in the ordinary course of business consistent with past practices;

                  (p) except for commitments outstanding as of June 30, 2003, invest in or commit to invest in, or otherwise increase, decrease or alter its investment in, any existing or new Joint Venture;

                  (q) except as set forth in Section 6.1.2(q) of the Connecticut Bancshares Disclosure Schedule, make any material change in policies in existence as of the date of this Agreement with regard to the extension of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies, except as may be required by changes in applicable law or regulations or by GAAP;

                  (r) waive, release, grant or transfer any rights of value or modify or change any existing agreement or indebtedness to which Connecticut Bancshares or any Connecticut Bancshares Subsidiary is a party, other than in the ordinary course of business, consistent with past practice;

                  (s) purchase any debt securities below investment grade "A" or any equity securities (other than index funds of no more than $5 million in the aggregate), or purchase any security for its investment portfolio inconsistent with Connecticut Bancshares' or any Connecticut Bancshares Subsidiary's current investment policy, or otherwise take any action that would materially alter the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or its portfolio of collateralized mortgage obligations
(CMO) and mortgage-backed securities (MBS) (changes in mix, maturity or interest rate risk profile arising from (a) sale of all or part of the equity securities portfolio, (b) changes in open-market interest rates, or (c) changes in CMO/MBS prepayment speeds are not subject to the limitations of this Section 6.1.2(s));

                  (t) enter into, renew, extend or modify any other transaction with any Affiliate;

                  (u) except for the execution of this Agreement, and actions taken or which will be taken in accordance with the provisions of this Agreement and performance thereunder, take any action that would give rise to a right of payment to any individual under any employment or severance agreement or similar agreement;

                  (v) except for the execution of this Agreement, and actions taken or which will be taken in accordance with the provisions of this Agreement, take any action that would give rise to an acceleration of the right to payment to any individual under any Connecticut Bancshares Employee Plan;

                  (w) without the prior consultation and consent of NHSB's Executive Vice President - Business Banking, sell any participation interest in any existing or newly originated loan other than as permitted under Section 6.1.2(i), or acquire a participation in any loan that would properly be included in the Connecticut Bancshares Commercial and Industrial Loan Portfolio except as set forth in and subject to the restrictions of Section 6.1.2(i) hereof;

                  (x) enter into any new or depart from any existing line of business;

                  (y) materially increase or decrease the rate of interest paid on time deposits or certificates of deposit, except in a manner and pursuant to policies consistent with past practices;

                  (z) take any action that (i) would, or is reasonably likely to, prevent or impede the Merger from qualifying as a qualified stock purchase within the meaning of Section 338 of the Code or (ii) is intended or is reasonably likely to result in (x) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at or prior to the Effective Time, (y) any of the conditions to the Merger set forth in Article IX not being satisfied or (z) a material violation of any provision of this Agreement or the Bank Merger Agreement, except, in each case, as may be required by applicable law or regulation; or

                  (aa) agree to do any of the foregoing.

         6.2  CURRENT  INFORMATION.  During  the  period  from  the date of this
              --------------------
Agreement to the Effective Time, Connecticut Bancshares will cause one or more of its representatives to confer with representatives of NHSB and report on the general status of its ongoing operations at such times as NHSB may reasonably request, which reports shall include, but not be limited to, discussion of the possible termination by Connecticut Bancshares or SBM of third-party service provider arrangements effective at the Effective Time or at a date thereafter, non-renewal of personal property leases and software licenses used by Connecticut Bancshares or any of its Subsidiaries in connection with its systems operations, retention of outside consultants and additional employees to assist with the conversion, and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that Connecticut Bancshares shall not be obligated to take any such action prior to the Effective Time and, unless Connecticut Bancshares otherwise agrees, no conversion shall take place prior to the Effective Time. Connecticut Bancshares will promptly notify NHSB of any material change from the normal course of the business of Connecticut Bancshares or any Connecticut Bancshares Subsidiary or in the operation of the properties of Connecticut Bancshares or any Connecticut Bancshares Subsidiary and, to the extent permitted by applicable law, of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of litigation involving Connecticut Bancshares or any Connecticut Bancshares Subsidiary. With respect to such events, Connecticut Bancshares will also provide NHSB such information as NHSB may reasonably request from time to time. Within twenty-five (25) days after the end of each month, Connecticut Bancshares will deliver to NHSB an unaudited consolidated balance sheet and an unaudited consolidated statement of operations, without related notes, for such month prepared in accordance with Connecticut Bancshares' current financial reporting practices.

         6.3  ACCESS TO  PROPERTIES  AND  RECORDS.  In order to  facilitate  the
              -----------------------------------
consummation of the Merger and the Bank Merger and the integration of the business and operations of the parties, subject to Section 12.1 hereof and subject to applicable laws relating to exchange of information, Connecticut Bancshares will permit NHSB and its officers, employees, counsel, accountants and other authorized representatives, access, upon reasonable notice, to its personnel and properties and those of the Connecticut Bancshares Subsidiaries, and shall disclose and make available to NHSB during normal business hours throughout the period prior to the Effective Time all of the books, papers and records of Connecticut Bancshares or any Connecticut Bancshares Subsidiary relating to the assets, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' (other than minutes that discuss any of the transactions contemplated by this Agreement or other strategic alternatives) and shareholders' meetings, organizational documents, Bylaws, material contracts and agreements, filings with any regulatory authority, litigation files, plans affecting employees, and any other business activities or prospects in which NHSB may have a reasonable interest; provided, however, that Connecticut Bancshares shall not be required to take any action that would provide access to or to disclose information where such access or disclosure would violate or prejudice the rights or business interests or confidences of any customer or other person or would result in the waiver by it of the privilege protecting communications between it and any of its counsel. Connecticut Bancshares shall provide and shall request its auditors to provide NHSB with such historical financial information regarding Connecticut Bancshares and any Connecticut Bancshares Subsidiary (and related audit reports and consents) as NHSB may reasonably request for securities disclosure purposes. NHSB shall use reasonable efforts to minimize any interference with Connecticut Bancshares' and any Connecticut Bancshares Subsidiary's regular business operations during any such access to Connecticut Bancshares' or any Connecticut Bancshares Subsidiary's personnel, property, books or records. Connecticut Bancshares and its Subsidiaries shall permit NHSB, at NHSB's expense, to cause so-called "Phase I Environmental Site Assessments" and/or "Phase II Environmental Site
Assessments" to be performed at any physical location owned or operated by Connecticut Bancshares or any Connecticut Bancshares Subsidiary and, to the extent Connecticut Bancshares or the applicable Connecticut Bancshares Subsidiary has the contractual right to do so, at any Loan Property or Participation Facility.

         6.4      FINANCIAL AND OTHER STATEMENTS.
                  ------------------------------

                  6.4.1 Promptly upon receipt thereof, Connecticut Bancshares will furnish to NHSB copies of each annual, interim or special audit of the books of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries made by its independent accountants and/or its internal auditors and copies of all internal control reports submitted to Connecticut Bancshares by such accountants and/or internal auditors in connection with each annual, interim or special audit of the financial statements of Connecticut Bancshares and the Connecticut Bancshares Subsidiaries made by such accountants and/or internal auditors.

                  6.4.2 As soon as reasonably available, but in no event later than the date such documents are filed with the SEC, Connecticut Bancshares will deliver to NHSB any and all Securities Documents filed by it with the SEC under the Securities Laws. As soon as practicable, Connecticut Bancshares will furnish to NHSB copies of all such financial statements and reports as it or any Connecticut Bancshares Subsidiary shall send to its shareholders, the FDIC, the FRB, the Department or any other regulatory authority, except as legally prohibited thereby.

                  6.4.3 Connecticut Bancshares will advise NHSB promptly of the receipt of any examination report of any Bank Regulator with respect to the condition or activities of Connecticut Bancshares or any of the Connecticut Bancshares Subsidiaries.

                  6.4.4 Connecticut Bancshares will promptly furnish to NHSB such additional financial data as NHSB may reasonably request, including without limitation, detailed routine monthly loan reports and other reports that Connecticut Bancshares routinely produces.

         6.5 MAINTENANCE OF INSURANCE.  Connecticut  Bancshares  shall maintain,
             ------------------------
and shall cause its Subsidiaries to maintain, such insurance in such amounts as are reasonable to cover such risks management of Connecticut Bancshares and any Connecticut Bancshares Subsidiary reasonably has determined to be prudent and as are customary in relation to the character and location of its and their respective properties and the nature of its and their respective businesses consistent with past practices.

         6.6  DISCLOSURE  SUPPLEMENTS.  From time to time prior to the Effective
              -----------------------
Time, Connecticut Bancshares and SBM will promptly supplement or amend the Connecticut Bancshares Disclosure Schedule delivered in connection herewith with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Connecticut Bancshares Disclosure Schedule or which is necessary to correct any information in such Connecticut Bancshares Disclosure Schedule which has been rendered materially inaccurate thereby. No supplement or amendment to such Connecticut Bancshares Disclosure Schedule shall be deemed to have modified the representation, warranties and covenants for the purpose of determining satisfaction of the conditions set forth in Article IX.

         6.7 CONSENTS AND  APPROVALS OF THIRD  PARTIES.  Connecticut  Bancshares
             -----------------------------------------
shall use all reasonable best efforts in good faith to obtain as soon as practicable all consents and approvals of any other persons necessary or desirable for the consummation of the transactions contemplated by this Agreement and the Bank Merger Agreement. Without limiting the generality of the foregoing, Connecticut Bancshares shall utilize the services of a professional proxy soliciting firm to help obtain the shareholder vote required to be obtained by it hereunder.

         6.8 REASONABLE BEST EFFORTS. Subject to the terms and conditions herein
             -----------------------
provided, Connecticut Bancshares shall use its reasonable best efforts in good faith to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Bank Merger Agreement.

         6.9  FAILURE  TO  FULFILL  CONDITIONS.  In the event  that  Connecticut
              --------------------------------
Bancshares determines that a condition to its obligation to complete the Merger or the Bank Merger cannot be fulfilled and that it will not waive that condition, it will immediately so notify NHSB.

         6.10  ACQUISITION  PROPOSALS.  (a)  From  and  after  the  date of this
               ----------------------
Agreement and until the termination of this Agreement, Connecticut Bancshares agrees that neither it nor any of Connecticut Bancshares' Subsidiaries shall, and that it shall direct and use its reasonable best efforts in good faith to cause its and each such Subsidiary's directors, officers, employees, agents and representatives not to, directly or indirectly, initiate, solicit, knowingly encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal. Connecticut Bancshares further agrees that neither it nor any of its Subsidiaries shall, and that it shall direct and use its reasonable best efforts in good faith to cause its and each such Subsidiary's directors, officers, employees, agents and representatives not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent Connecticut Bancshares or its Board of Directors from (A) complying with its disclosure obligations under federal or state law; (B) providing information in response to a request therefore by a Person who has made an unsolicited bona fide written Acquisition Proposal if the Connecticut Bancshares Board of Directors receives from the Person so requesting such information an executed confidentiality agreement substantially similar to that entered into with NHSB; (C) engaging in any negotiations or discussions with any Person who has made an unsolicited bona fide written Acquisition Proposal or (D) recommending such an Acquisition Proposal to the shareholders of Connecticut Bancshares, if and only to the extent that, in each such case referred to in clause (B), (C) or (D) above, (i) the Connecticut Bancshares Board of Directors determines in good faith (after consultation with outside legal counsel) that such action would be required in order for its directors to comply with their respective fiduciary duties under applicable law, and (ii) the Connecticut Bancshares Board of Directors determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal, if accepted, is at least as reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the Person making the proposal and, if consummated, would result in a transaction more favorable to the Connecticut Bancshares' shareholders from a financial point of view than the Merger. An Acquisition Proposal which is received and considered by Connecticut Bancshares in compliance with this Section 6.10 and which meets the requirements set forth in clause (D) of the preceding sentence is herein referred to as a "Superior Proposal." Connecticut Bancshares agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposals. Connecticut Bancshares agrees that it will notify NHSB immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with Connecticut Bancshares or any of its representatives after the date hereof, and the identity of the person making such inquiry, proposal or offer and the substance thereof and will keep NHSB informed of any material developments with respect thereto immediately upon the occurrence thereof.

(b) In the event that the Board of Directors of Connecticut Bancshares determines in good faith, after consultation with its financial advisor and upon advice from outside counsel, that it desires to accept a Superior Proposal, it shall notify NHSB in writing of its intent to terminate this Agreement in order to enter into an acquisition agreement with respect to, or recommend acceptance of, the Superior Proposal. Such notice shall specify all of the material terms and conditions of such Superior Proposal and identify the Person making such Superior Proposal. NHSB shall have five Business Days to evaluate and respond to Connecticut Bancshares' notice. If NHSB notifies Connecticut Bancshares in writing prior to the expiration of the five Business Day period provided above that it shall increase the Merger Consideration to an amount at least equal to that of such Superior Proposal (the "NHSB Proposal"), then Connecticut Bancshares shall not be permitted to enter into an acquisition agreement with respect to, or permit its Board to recommend acceptance to its shareholders of, such Superior Proposal. Such notice by NHSB shall specify the new Merger Consideration. Connecticut Bancshares shall have five Business Days to evaluate the NHSB Proposal.

(c) In the event the Superior Proposal involves consideration to Connecticut Bancshares' shareholders consisting of securities, in whole or in part, a NHSB Proposal shall be deemed to be at least equal to the Superior Proposal, if the NHSB Proposal offers Merger Consideration that equals or exceeds the consideration being offered to Connecticut Bancshares' shareholders in the Superior Proposal valuing any securities forming a part of the Superior Proposal at its cash equivalent based upon (a) the average trading price of such securities for the 10 trading days immediately preceding the date of the NHSB Proposal, or (b) the written valuation of such securities by a nationally recognized investment banking firm selected if such securities are not traded on a nationally recognized exchange or will be newly issued securities that are not of a class then trading on a nationally recognized exchange. Any written valuation shall be attached as an exhibit to the NHSB Proposal.

(d) In the event that the Board of Directors Connecticut Bancshares determines in good faith, upon the advice of its financial advisor and outside counsel, that the NHSB Proposal is not at least equal to the Superior Proposal, Connecticut Bancshares can terminate this Agreement in order to execute an acquisition agreement with respect to, or to allow its Board to adopt a resolution recommending acceptance to Connecticut Bancshares' shareholders of, the Superior Proposal as provided in Section 11.1.10.

         6.11 BOARD OF DIRECTORS AND COMMITTEE MEETINGS.  Connecticut Bancshares
              -----------------------------------------
shall provide to NHSB (a) notice of any and all regular meetings of the Board of Directors of Connecticut Bancshares or SBM, which notice shall be no less timely than the notice required to be provided to Connecticut Bancshares' or SBM's directors, and (b) at such time as customarily provided to Connecticut Bancshares' and SBM's directors, copies of all written materials (i) accompanying any such notices, (ii) presented to the participants of any and all such meetings, and (iii) copies of drafts of meeting minutes and credit memoranda produced with respect to such meeting excluding, however, any materials pertaining to NHSB, the transactions contemplated by this Agreement, and any third party proposal to acquire a controlling interest in Connecticut Bancshares or SBM.

         6.12  RESERVES AND  MERGER-RELATED  COSTS.  On or before the  Effective
               -----------------------------------
Time, Connecticut Bancshares shall use its reasonable best efforts in good faith to establish such additional accruals and reserves as may be necessary to conform the accounting reserve practices and methods (including credit loss practices and methods) of Connecticut Bancshares and SBM to those of NHSB (as such practices and methods are to be applied to Connecticut Bancshares and SBM from and after the Closing Date) and NHSB's plans with respect to the conduct of the business of Connecticut Bancshares and SBM following the Merger and otherwise to reflect Merger-related expenses and costs incurred by Connecticut Bancshares, provided, however, that Connecticut Bancshares shall not be required to take such action unless NHSB agrees in writing that all conditions to Closing set forth in Article IX have been satisfied or waived (including the expiration of any applicable waiting periods but excluding the delivery of certificates and other documents to be delivered at the Closing); prior to the delivery by NHSB of the writing referred to in the preceding clause, Connecticut Bancshares
shall,  upon  NHSB's  request,   provide  NHSB  a  written  statement  that  the
representation made in Section 4.22.1, hereof with respect to Connecticut Bancshares' allowance for possible loan losses is true as of such date or, alternatively, setting forth in detail the circumstances that prevent such representation from being true as of such date; and no accrual or reserve made by Connecticut Bancshares or any Connecticut Bancshares Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute a breach of this Agreement within the meaning of Section 11.1.2 hereof. No action shall be required to be taken by Connecticut Bancshares pursuant to this Section 6.12 if, in the opinion of Connecticut Bancshares' independent auditors, such action would contravene GAAP.

         6.13     TRANSACTION EXPENSES OF CONNECTICUT BANCSHARES.
                  ----------------------------------------------

                  6.13.1 For planning purposes, Connecticut Bancshares shall, within thirty (30) days from the date hereof, provide NHSB with Connecticut Bancshares' estimated budget of transaction-related expenses reasonably anticipated to be payable by Connecticut Bancshares in connection with this transaction, including the fees and expenses of counsel, accountants, investment bankers and other professionals. Connecticut Bancshares shall promptly notify NHSB if or when it determines that it expects to exceed its budget.

                  6.13.2 Promptly after the execution of this Agreement, Connecticut Bancshares shall ask all of its attorneys and other professionals to render current and correct invoices for all unbilled time and disbursements. Connecticut Bancshares shall accrue and/or pay all of such amounts that are actually due and owing as soon as possible.

                  6.13.3 Connecticut Bancshares shall advise NHSB monthly of all out-of-pocket expenses that Connecticut Bancshares has incurred in connection with the transactions contemplated by this Agreement (including the Bank Merger).

                                   ARTICLE VII

                                COVENANTS OF NHSB

         7.1  DISCLOSURE  SUPPLEMENTS.  From time to time prior to the Effective
              -----------------------
Time, NHSB will promptly supplement or amend the NHSB Disclosure Schedule delivered in connection herewith with respect to any material matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such NHSB Disclosure Schedule or which is necessary to correct any information in such NHSB Disclosure Schedule which has been rendered inaccurate thereby. No supplement or amendment to such NHSB Disclosure Schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Article IX.

         7.2  CONSENTS  AND  APPROVALS  OF THIRD  PARTIES.  NHSB  shall  use all
              -------------------------------------------
reasonable best efforts in good faith to obtain as soon as practicable all consents and approvals of any other Persons, including the Corporators, necessary or desirable for the consummation of the transactions contemplated by this Agreement and the Bank Merger Agreement, including the Conversion.

         7.3 REASONABLE BEST EFFORTS. Subject to the terms and conditions herein
             -----------------------
provided, NHSB agrees to use its reasonable best efforts in good faith to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Bank Merger Agreement, including the Conversion. It is NHSB's intention that the Closing shall occur as soon as practicable following the consummation of the Conversion.

         7.4 FAILURE TO FULFILL  CONDITIONS.  In the event that NHSB  determines
             ------------------------------
that a condition to its obligation to complete the Merger or the Bank Merger Agreement cannot be fulfilled and that it will not waive that condition, it will immediately so notify Connecticut Bancshares.

      7.5   NEWALLIANCE BANCSHARES ORGANIZATIONAL DOCUMENTS. Prior to the filing
            -----------------------------------------------
of the Conversion Registration Statement, NewAlliance Bancshares will be a corporation duly organized and in good standing or legal existence, as appropriate, under the laws of the jurisdiction in which it is organized with full corporate power and authority to own or lease all of its properties and assets and to carry on its business as then conducted and shall be duly licensed or qualified to do business and be in good standing or legal existence, as appropriate, in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. Promptly following the organization of NewAlliance Bancshares, the Board of Directors thereof shall approve this Agreement and the transactions contemplated hereby, and NHSB shall cause NewAlliance Bancshares to execute and deliver an appropriate instrument of accession to this Agreement, whereupon NewAlliance Bancshares shall become a party to, and be bound by, this Agreement. On the Effective Date, NewAlliance Bancshares will be a bank holding company under the BHCA.

         7.6      EMPLOYEES AND EMPLOYEE BENEFITS.
                  -------------------------------

                  7.6.1 NHSB anticipates employing substantially all branch office customer service employees of SBM and such other employees of SBM as NHSB shall reasonably require for the conduct of NHSB's business following the Effective Time. NHSB may, after consultation with SBM, pay a retention bonus to certain key employees in an amount to be determined by NHSB in its sole discretion, in the event such employee remains in the employ of Connecticut Bancshares or SBM through the Effective Time and is an employee of NHSB or NewAlliance Bancshares for a period of time to be negotiated between NHSB and each such key employee. Each SBM employee whose employment is terminated at the Effective Time shall be eligible to receive COBRA health care continuation benefits as required by law.

                  7.6.2 Each employee of SBM who remains employed by NewAlliance Bancshares or NHSB following the Effective Time (each, a "Continuing Employee") shall be entitled to participate in (i) such of the employee benefit plans, deferred compensation arrangements, bonus or incentive plans and other compensation and benefit plans that NewAlliance Bancshares or NHSB may continue for the benefit of Continuing Employees following the Effective Time and (ii) whatever employee benefit plans and other compensation and benefit plans that NewAlliance Bancshares or a NewAlliance Bancshares Subsidiary may maintain for the benefit of its similarly situated employees on an equitably equivalent basis, if such Continuing Employee is not otherwise then participating in a similar plan. The parties hereto acknowledge that Continuing Employees shall be eligible to participate in any stock option plan or employee stock ownership plan implemented by NewAlliance Bancshares after the Effective Time based upon the same criteria as other employees of NHSB or NewAlliance Bancshares. Continuing Employees shall be eligible to receive credit for service with Connecticut Bancshares and the Connecticut Bancshares Subsidiaries under any existing NHSB employee plan, NHSB benefit plan or NHSB personnel policy in which such employees would be eligible to enroll or participate for purposes of determining eligibility to participate and vesting therein but not for purposes of calculating benefits thereunder; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits. Each Continuing Employee shall be credited with service as an SBM employee for purposes of determining their status under NHSB's policies with respect to vacation, sick and other leave. With respect to the NHSB defined benefit pension plan, each Continuing Employee shall be credited with service as an SBM employee for purposes of determining eligibility under the early retirement, normal retirement and disability provisions of such plan. With respect to any NHSB plan which is a health, life or disability insurance plan, each Continuing Employee shall not be subject to any pre-existing condition limitation for conditions covered under such plans and each such plan which provides health insurance benefits shall honor any deductible and out-of-pocket expenses incurred under any comparable SBM plan for the year in which the Effective Time occurs. Nothing herein shall limit the ability of NHSB or NewAlliance Bancshares to amend or terminate any of the Connecticut Bancshares Employee Plans in accordance with their terms at any time. NHSB shall consult with Connecticut Bancshares prior to the Effective Time as to the advisability of outplacement assistance for any Continuing Employee whose employment is terminated within six months of the Effective Date. The structure of such assistance will be in the sole discretion of NHSB, at a cost not to exceed $30,000.

                  7.6.3 Section 7.6.3 of the Connecticut Bancshares Disclosure Schedule contains all employment and change of control, severance and similar agreements, arrangements, policies or programs with any employee or director of Connecticut Bancshares or any Connecticut Bancshares Subsidiary ("Benefit Agreements"). At and following the Effective Time, NHSB and NewAlliance Bancshares shall honor, and the Surviving Corporation shall continue to be obligated to perform, in accordance with their terms, all benefit obligations of Connecticut Bancshares existing as of the Effective Time under the Benefit Agreements other than those employment agreements, change in control agreements and supplemental executive retirement plans covered by the Termination and Release Agreements referenced in Section 7.6.5 hereof. NHSB acknowledges (i) that the consummation of the Merger will constitute a "change-in-control" of Connecticut Bancshares for purposes of any of the Benefit Agreements of Connecticut Bancshares (except where otherwise set forth in Section 7.6.3 of the Connecticut Bancshares Disclosure Schedule). Any employee of Connecticut Bancshares or any of its Subsidiaries who is a party to an agreement (excluding the employment agreements, change in control agreements and supplemental retirement agreements covered by the Termination and Release Agreements referenced in Section 7.6.5 hereof) which has been set forth in Section 7.6.3 of the Connecticut Bancshares Disclosure Schedule (the "Executive Agreements") who becomes entitled to benefits thereunder shall be entitled to receive the cash and other benefits payable or provided under such agreement; provided, however, that the employee executes and delivers to NHSB an instrument in form and substance satisfactory to NHSB releasing NHSB and its affiliates from any further liability for monetary payments under such agreement. Connecticut Bancshares represents and warrants that the amounts set forth in Section 7.6.3 of the Connecticut Bancshares Disclosure Schedule (A) have been calculated in a manner consistent with, and according to, the provisions of the Executive Agreements (copies of which have been furnished by Connecticut Bancshares to NHSB) and (B) represent good faith estimates of the amounts payable as of the future date specified therein based upon assumptions regarding interest rates, compensation or the assumed Closing Date, which have been set forth in Section
7.6.3 of the Connecticut Bancshares Disclosure Schedule, and (ii) the amounts payable under such Executive Agreements will not exceed, individually or in the aggregate, the amounts set forth in Section 7.6.3 of the Connecticut Bancshares Disclosure Schedule (except to the extent that any good faith estimates set forth in Section 7.6.3 of Connecticut Bancshares's Disclosure Schedule change due to changes in interest rates or the assumed Closing Date). To the extent that an employee of Connecticut Bancshares or any of its Subsidiaries is entitled to the continued receipt of health insurance, life insurance, disability insurance, automobile allowance or other similar fringe benefits pursuant to an Executive Agreement, and such employee becomes a director, officer, employee or consultant of NewAlliance Bancshares or any of its Subsidiaries following the Effective Time and as a result becomes entitled to receive the same fringe benefits in his or her capacity as a director, officer, employee or consultant of NewAlliance Bancshares or any of its Subsidiaries, then the fringe benefits provided to such person shall be deemed to be provided in connection with such person's service as a director, officer, employee or consultant of NewAlliance Bancshares or any of its Subsidiaries for so long as such person serves in such capacity and shall be in lieu of, and not in addition to (and for the sole purpose to avoid duplication of benefits), the same fringe benefits that would have otherwise been provided pursuant to the Executive Agreement.

                  7.6.4 The ESOP shall be terminated as of the Effective Time (all shares held by the ESOP shall be converted into the right to receive the Merger Consideration), all outstanding ESOP indebtedness shall be repaid as of the Effective Time, and the balance remaining with respect to unallocated shares held by the ESOP prior to the Effective Time shall be allocated and distributed to the ESOP participants (subject to the receipt of a determination letter from the IRS), as provided for in the ESOP and unless otherwise required by applicable law. As soon as practicable after the date hereof, Connecticut Bancshares shall file a request for a determination letter from the IRS regarding the continued qualified status of the ESOP upon its termination. Prior to the Effective Time, Connecticut Bancshares and, following the Effective Time, NHSB shall use their respective reasonable best efforts in good faith to obtain such favorable determination letter (including, but not limited to, making such changes to the ESOP and the proposed allocations described herein as may be requested by the IRS as a condition to its issuance of a favorable determination letter). NHSB and NewAlliance Bancshares will adopt such additional amendments to the ESOP as may be reasonably required by the IRS subsequent to the Effective Time as a condition to granting such favorable determination and termination letters provided that such amendments do not substantially change the terms outlined herein or would result in an additional material liability to NHSB or NewAlliance Bancshares. Neither Connecticut Bancshares nor NHSB shall make any distribution from the ESOP except as may be required by applicable law until receipt of such favorable determination letter.

                  7.6.5 Concurrently with the execution of this Agreement by the parties hereto, (i) each of Richard P. Meduski, Charles L. Pike, Douglas K. Anderson, Roger A. Sommerville and SBM, Connecticut Bancshares and NHSB shall enter into a Termination and Release Agreement substantially in the form of Exhibit D-1 hereto, (ii) each of Nancy A. Elliott, Harry S. Gaucher, III, John
H.  Hamby,  Michael  J.  Hartl,  Dale B.  Lynch,  Christopher  Martin,  Patricia
McLaughlin, Brian A. Orenstein, John F. Smith, William T. Thomas, Joyce R. Trainer, Carol L. Yungk and SBM, Connecticut Bancshares and NHSB shall enter into a Termination and Release Agreement substantially in the form of Exhibit D-2, and (iii) each of Richard P. Meduski, Charles L. Pike, Douglas K. Anderson, Roger A. Sommerville shall enter into a Noncompetition Agreement substantially in the form of Exhibit E hereto.
               ---------

         7.7      DIRECTORS AND OFFICERS INDEMNIFICATION AND INSURANCE.
                  ----------------------------------------------------

                  7.7.1 NHSB shall maintain, and/or shall cause NewAlliance Bancshares to maintain, in effect for six (6) years following the Effective Time, the current directors' and officers' liability insurance policies maintained by Connecticut Bancshares and the Connecticut Bancshares Subsidiaries (provided, that NHSB may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring prior to the Effective Time; provided, however, that in no event shall NHSB be required to expend in the aggregate pursuant to this Section 7.7.1 more than 150% of the annual cost currently expended by Connecticut Bancshares with respect to such insurance. In connection with the foregoing, Connecticut Bancshares agrees to provide such insurer or substitute insurer with such representations as such insurer may request with respect to the reporting of any prior claims.

                  7.7.2 From and after the Effective Time, NHSB shall, and/or shall cause NewAlliance Bancshares or the appropriate NewAlliance Bancshares Subsidiary to, indemnify, defend and hold harmless each person who is now, or who has been at any time before the date hereof or who becomes before the Effective Time, an officer, director or employee of Connecticut Bancshares or SBM (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorney's fees), liabilities or judgments or amounts that are paid in settlement (which settlement shall require the prior written consent of NewAlliance Bancshares, which consent shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, investigative or administrative (each a "Claim"), in which an Indemnified Party is, or is threatened to be made, a party or witness in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of Connecticut Bancshares or a Connecticut Bancshares Subsidiary if such Claim pertains to any matter of fact arising, existing or occurring at or before the Effective Time (including, without limitation, the Merger and the other transactions contemplated hereby), regardless of whether such Claim is asserted or claimed before, or after, the Effective Time (the "Indemnified Liabilities"), to the fullest extent permitted under applicable state or federal law and under Connecticut Bancshares' Certificate of Incorporation and Bylaws. NewAlliance Bancshares shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by applicable state or federal law upon receipt of an undertaking to repay such advance payments if he or she shall be adjudicated or determined not to be entitled to indemnification in the manner set forth below. Any Indemnified Party wishing to claim indemnification under this Section 7.7.2 upon learning of any Claim, shall notify NewAlliance Bancshares (but the failure so to notify NewAlliance Bancshares shall not relieve it from any liability which it may have under this Section 7.7.2, except to the extent such failure prejudices NewAlliance Bancshares) and shall deliver to NewAlliance Bancshares the undertaking referred to in the previous sentence. In the event of any such Claim (whether arising before or after the Effective Time) (1) NewAlliance Bancshares shall have the right to assume the defense thereof (in which event the Indemnified Parties will cooperate in the defense of any such matter) and upon such assumption NewAlliance Bancshares shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by any Indemnified Party in connection with the defense thereof, except that if NewAlliance Bancshares elects not to assume such defense, or counsel for the Indemnified Parties reasonably advises the Indemnified Parties that there are or may be (whether or not any have yet actually arisen) issues which raise conflicts of interest between NewAlliance Bancshares and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to them, and NewAlliance Bancshares shall pay the reasonable fees and expenses of such counsel for the Indemnified Parties, (2) NewAlliance Bancshares shall be obligated pursuant to this paragraph to pay for only one (1) firm of counsel for all Indemnified Parties whose reasonable fees and expenses shall be paid promptly as statements are received unless there is a conflict of interest that necessitates more than one (1) law firm, (3) NewAlliance Bancshares shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld), and (4) no Indemnified Party shall be entitled to indemnification hereunder with respect to a matter as to which
(x) he shall have been adjudicated in any proceeding not to have acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of Connecticut Bancshares or any Connecticut Bancshares Subsidiary, or (y) in the event that a proceeding is compromised or settled so as to impose any liability or obligation upon an Indemnified Party, if there is a determination that with respect to said matter said Indemnified Party did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of Connecticut Bancshares or any Connecticut Bancshares Subsidiary. The determination shall be made by a majority vote of a quorum consisting of the Directors of NewAlliance Bancshares who are not involved in such proceeding.

                  7.7.3 If NHSB, NewAlliance Bancshares or any of their successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity of such consolidation or merger or shall transfer all or substantially all of its assets to any other entity, then in each case, proper provision shall be made so that the successors and assigns of NHSB and NewAlliance Bancshares shall assume the obligations set forth in this Section 7.7.

                  7.7.4 NHSB shall honor and/or shall cause NewAlliance Bancshares to honor Connecticut Bancshares' "Directors' Consultation Plan" as it exists as of the date hereof.

         7.8 CONNECTICUT  BANCSHARES MAIN OFFICE.  NHSB shall occupy, or cause a
             -----------------------------------
third party to occupy, the Connecticut Bancshares main office building located at 923 Main Street, Manchester, Connecticut 06045 for a period of twenty-four
(24) months after the Effective Date.

         7.9  CHARITABLE  FOUNDATION.  NHSB  acknowledges  and  agrees  that SBM
              ----------------------
Charitable Foundation, Inc., the charitable foundation affiliated with Connecticut Bancshares, is in existence and will continue to be operated for the benefit of Connecticut Bancshares' community, notwithstanding that it is NHSB's intention that The New Haven Savings Bank Foundation, Inc., the charitable foundation affiliated with NHSB and/or a new charitable foundation to be established in connection with the Conversion, may at some time subsequent to the Effective Date, service each of Connecticut Bancshares' and NHSB's respective communities.

         7.10 DIRECTORSHIPS. On or prior to the Effective Time, each of NHSB and
              -------------
NewAlliance Bancshares agrees to take all action necessary (i) to increase the size of their respective Boards of Directors, if necessary, to accommodate the appointment and election of, and (ii) to appoint or elect, effective as of the Effective Time, two (2) non-employee directors of Connecticut Bancshares as of the date hereof who are designated by NHSB and NewAlliance Bancshares.

         7.11 MAINTENANCE OF SBM LIQUIDATION ACCOUNT. NHSB shall take all action
              --------------------------------------
as  of  the  Effective  Time  to  comply  with  the   requirements   of  Section
36-142m-10(c) of the Regulations of the Department.


                                  ARTICLE VIII

                          REGULATORY AND OTHER MATTERS

         8.1      CONNECTICUT BANCSHARES SPECIAL MEETING.
                  --------------------------------------

         Connecticut Bancshares will, in accordance with applicable law and Connecticut Bancshares' Certificate of Incorporation and Bylaws, (i) as promptly as reasonably practicable take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the "Connecticut Bancshares Shareholders Meeting") for the purpose of approving the transactions contemplated by this Agreement, and for such other purposes as may be, in Connecticut Bancshares' and NHSB's reasonable judgment, necessary or desirable,
(ii) subject to the fiduciary responsibility of the Board of Directors of Connecticut Bancshares as advised by counsel, recommend to its shareholders the approval of the aforementioned matters to be submitted by it to its shareholders and oppose any third party proposal or other action that is inconsistent with this Agreement or the consummation of the transactions contemplated herein (including the Bank Merger), and (iii) cooperate and consult with NHSB with respect to each of the foregoing matters. Except with the prior approval of NHSB, no other matters shall be submitted for approval of the Connecticut Bancshares shareholders at the Connecticut Bancshares Shareholders Meeting.

         8.2      PROXY STATEMENT.
                  ---------------

                  8.2.1 For the purposes of holding the Connecticut Bancshares Shareholders Meeting, Connecticut Bancshares shall draft and prepare, and NHSB shall cooperate in the preparation of, a proxy statement or statements satisfying all applicable requirements of the Exchange Act and the rules and regulations thereunder (such proxy statement in the form mailed by Connecticut Bancshares to the Connecticut Bancshares shareholders, together with any and all amendments or supplements thereto, being herein referred to as the "Proxy Statement"). Connecticut Bancshares shall file the Proxy Statement with the SEC in accordance with its Regulation 14A under the Exchange Act. Connecticut Bancshares shall upon expiration of the period of time within which the SEC may comment on the preliminary Proxy Statement, thereafter promptly mail the Proxy Statement to its shareholders.

                  8.2.2 NHSB shall provide Connecticut Bancshares with any information concerning NHSB that Connecticut Bancshares may reasonably request in connection with the drafting and preparation of the Proxy Statement, and Connecticut Bancshares shall notify NHSB promptly of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to NHSB promptly copies of all correspondence between Connecticut Bancshares or any of its representatives and the SEC. Connecticut Bancshares shall give NHSB and its counsel the opportunity to review and comment on the Proxy Statement prior to its being filed with the SEC and shall give NHSB and its counsel the opportunity to review and comment on all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of NHSB and Connecticut Bancshares agrees to use all reasonable efforts, after consultation with the other party hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of Connecticut Bancshares Common Stock entitled to vote at the Connecticut Bancshares Shareholders Meeting at the earliest practicable time.

                  8.2.3 NHSB and Connecticut Bancshares each shall promptly notify the other party if at any time either of them, respectively, becomes aware that the Proxy Statement contains any untrue statement of a material fact or omits to state a material fact about themselves required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, NHSB shall cooperate with Connecticut Bancshares in the preparation of a supplement or amendment to such Proxy Statement which corrects such misstatement or omission, and Connecticut Bancshares shall mail an amended Proxy Statement to Connecticut Bancshares' shareholders.

         8.3  NHSB  CONVERSION.  Commencing  promptly  after  the  date  of this
              ----------------
Agreement, NHSB will take all steps reasonably necessary to effect the Conversion. In addition, without limiting the generality of the foregoing, NHSB shall cause the following to be done:

                  8.3.1 NHSB will (i) as promptly as practicable after receipt of all approvals or non-objections necessary from the applicable Bank Regulators, take all steps necessary to duly call, give notice of, convene and hold a special meeting or meetings of the Corporators for the purpose of approving the Plan and for such other purposes as may be, in the reasonable judgment of NHSB, necessary or desirable, and (ii) recommend to its Corporators the approval of the aforementioned matters to be submitted by it to its Corporators, and (iii) cooperate and consult with Connecticut Bancshares with respect to each of the foregoing matters.

                  8.3.2 NHSB will use its reasonable  best efforts in good faith
(i) to prepare and file by September 30, 2003 all required regulatory applications and notices required in connection with the Merger, the Bank Merger and the Conversion, including, without limitation, filing applications with the Department, the FDIC, and the FRB and (ii) to effectuate the provisions of the Plan in a timely manner. NHSB shall notify Connecticut Bancshares promptly of the receipt of any comments with respect to such applications and notices from the Department, the FDIC, the FRB or any other Governmental Entity and of any requests (written or oral) by the Department, the FDIC, the FRB or any Governmental Entity for any amendment or supplement to such regulatory applications and notices or for additional information and shall provide to Connecticut Bancshares promptly copies of all correspondence between NHSB or any of its representatives and the Department, the FDIC, the FRB or any other Governmental Entity. NHSB shall give Connecticut Bancshares and its counsel the opportunity to review and comment on all required regulatory applications required in connection with the Merger, the Bank Merger and the Conversion and all amendments and supplements to the foregoing and all responses to the requests for additional information and replies to comments prior to their being filed with, or sent to, any Governmental Entity or the SEC, the FRB, the FDIC or the Department.

                  8.3.3 NHSB shall prepare as promptly as practicable (using its reasonable best efforts in good faith to effect the preparation on or before September 30, 2003) and Connecticut Bancshares shall co-operate in the preparation of, the Conversion Registration Statement and the Conversion Prospectus. NHSB shall file the Conversion Registration Statement with the SEC and all appropriate State Securities Offices. NHSB shall use its reasonable best efforts in good faith to have the Conversion Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and on a basis coordinated with the other steps required in the Plan.

                  8.3.4 Connecticut Bancshares shall provide NHSB with any information concerning it that NHSB may reasonably request in connection with the Conversion Prospectus. Connecticut Bancshares shall provide NHSB a "comfort" letter from its independent certified public accountant, dated as of the date of the Conversion Prospectus and updated as of the date of consummation of the Merger, with respect to certain financial information regarding Connecticut Bancshares, in form and substance which is customary in transactions such as the Conversion and NHSB shall notify Connecticut Bancshares promptly of the receipt of any comments of the SEC, the FRB, the FDIC or the Department with respect to the Conversion Prospectus and of any requests by the SEC, the FRB, the FDIC or the Department for any amendment or supplement thereto or for additional information, and shall provide to Connecticut Bancshares promptly copies of all correspondence between NHSB or any representative of NHSB and the SEC, the FRB, the FDIC or the Department. NHSB shall give Connecticut Bancshares and its counsel the opportunity to review and comment on the Conversion Prospectus prior to its being filed with the SEC, the FRB, the FDIC or the Department and shall give Connecticut Bancshares and its counsel the opportunity to review and comment on all amendments and supplements to the Conversion Prospectus and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC, the FRB, the FDIC or the Department. Each of NHSB and Connecticut Bancshares agrees to use their reasonable best efforts, after consultation with the other party hereto, in good faith to respond promptly to all such comments of and requests by the SEC, the FRB, the FDIC or the Department.

                  8.3.5 Connecticut Bancshares shall promptly notify NHSB if at any time it becomes aware that the Conversion Prospectus or the Conversion Registration Statement contains any untrue statement of a material fact or omits to state a material fact with respect to Connecticut Bancshares or a Connecticut Bancshares Subsidiary required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, Connecticut Bancshares shall cooperate with NHSB in the preparation of a supplement or amendment to such Conversion Prospectus, which corrects such misstatement or omission, and NHSB shall file an amended Conversion Registration Statement with the SEC. Connecticut Bancshares shall provide to NHSB and the marketing agent for the sale of NewAlliance Bancshares Common Stock in the Offering a "comfort" letter from the independent certified public accountants for Connecticut Bancshares, dated as of the effective date of the Conversion Registration Statement with respect to certain financial information regarding Connecticut Bancshares, each in form and substance which is customary in transactions such as the Conversion.

         8.4 REGULATORY APPROVALS. Each of Connecticut Bancshares,  SBM and NHSB
             --------------------
will cooperate with the other and use all reasonable efforts to promptly prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement, including without limitation the

Merger, the Bank Merger, the Conversion and the Offering. Connecticut Bancshares and NHSB will furnish each other and each other's counsel with all information concerning themselves, their subsidiaries, directors, officers and shareholders and such other matters as may be necessary or advisable in connection with the Conversion Prospectus, the Proxy Statement and any application, petition or any other statement or application made by or on behalf of NHSB, Connecticut Bancshares or SBM to any governmental body in connection with the Conversion, the Merger, the Bank Merger, the Offering and the other transactions contemplated by this Agreement. Each party hereto shall have the right to review and approve in advance all characterizations of the information relating to such party and any of its Subsidiaries that appear in any filing made in connection with the transactions contemplated by this Agreement with any governmental body. In addition, NHSB, Connecticut Bancshares and SBM shall each furnish to the other for review a copy of each such filing made in connection with the transactions contemplated by this Agreement with any governmental body prior to its filing.

         8.5  COMPLIANCE  WITH  ANTI-TRUST  LAWS.  Each of NHSB and  Connecticut
              ----------------------------------
Bancshares   shall  use  reasonable  best  efforts  in  good  faith  to  resolve objections, if any, which may be asserted with respect to the Merger under anti-trust laws. In the event a suit is threatened or instituted challenging the Merger as violative of anti-trust laws, each of NHSB and Connecticut Bancshares shall use reasonable best efforts in good faith to avoid the filing of, or resist or resolve such suit, NHSB and Connecticut Bancshares shall use reasonable best efforts in good faith to take such action as may be required:
(a) by the FRB, the Connecticut Banking Commissioner, and the Antitrust Division of the DOJ or the United States Federal Trade Commission in order to resolve such objections as any of them may have to the Merger under antitrust laws, or
(b) by any federal or state court of the United States, in any suit brought by a private party or Governmental Entity challenging the Merger as violative of antitrust laws, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order which has the effect of preventing the consummation of the Merger. Reasonable best efforts in good faith shall not include, among other things and only to the extent NHSB so desires, the willingness of NHSB to accept an order agreeing to the divestiture, or the holding separate, of any assets of NHSB or Connecticut Bancshares.

         8.6 EXECUTION OF BANK MERGER  AGREEMENT.  Prior to the Effective  Time,
             -----------------------------------
SBM and NHSB each shall execute and deliver the Bank Merger Agreement, substantially in the form attached hereto as Exhibit A.
                                             ---------

                                   ARTICLE IX

                               CLOSING CONDITIONS

         9.1 CONDITIONS TO EACH PARTY'S  OBLIGATIONS  UNDER THIS AGREEMENT.  The
             -------------------------------------------------------------
respective obligations of each party under this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, none of which may be waived:

                  9.1.1    Stockholder, Corporator and Other Approvals.
                           -------------------------------------------

                           (i)      This  Agreement  shall have been approved by
                                    the  requisite  vote  of   shareholders   of
                                    Connecticut Bancshares.

                           (ii) The Plan shall have been approved by the requisite vote of Corporators and by the requisite vote of any others as may be required.

                  9.1.2 Injunctions. None of the parties hereto shall be subject
                        -----------
to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the transactions contemplated by this Agreement.

                  9.1.3   Regulatory   Approvals.   All   necessary   approvals,
                          ----------------------
authorizations and consents of all Governmental Entities required to consummate the transactions contemplated by this Agreement, including the Merger, the Bank Merger and the Conversion, shall have been obtained and shall remain in full force and effect and all waiting periods relating to such approvals, authorizations or consents shall have expired; and no such approval, authorization or consent shall include any condition or requirement, excluding standard conditions that are normally imposed by the regulatory authorities in bank merger transactions or in mutual-to-stock conversions, that would, in the good faith reasonable judgment of the Board of Directors of NHSB and Connecticut Bancshares, materially and adversely affect the business, operations, financial condition, property or assets of the combined enterprise of Connecticut Bancshares, SBM and NHSB or otherwise materially impair the value of Connecticut Bancshares or SBM to NHSB.

                  9.1.4    Conversion.  NHSB shall have consummated the
                           ----------
Conversion.

         9.2  CONDITIONS TO THE  OBLIGATIONS OF NHSB UNDER THIS  AGREEMENT.  The
              ------------------------------------------------------------
obligations of NHSB under this Agreement shall be further subject to the satisfaction of the conditions set forth in Sections 9.2.1 through 9.2.5 at or prior to the Closing:

                  9.2.1  Representations  and  Warranties.  Except as  otherwise
                          -------------------------------
contemplated by this Agreement or consented to in writing by NHSB, the representations and warranties of Connecticut Bancshares and SBM set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by NHSB; provided, however, that (i) in determining whether or not the condition contained in this
Section 9.2.1 shall be satisfied, no effect shall be given to any exceptions in such representations and warranties relating to materiality or Material Adverse Effect and (ii) the condition contained in this Section 9.2.1 shall be deemed to be satisfied unless the failure of such representations and warranties to be so true and correct constitute, individually or in the aggregate, a Material
Adverse Effect on Connecticut Bancshares and SBM, taken as a whole; and Connecticut Bancshares shall have delivered to NHSB a certificate of Connecticut Bancshares to such effect signed by the Chief Executive Officer and the Chief Financial Officer of Connecticut Bancshares as of the Effective Time.

                  9.2.2  Agreements  and  Covenants.  As of  the  Closing  Date,
                         --------------------------
Connecticut Bancshares and each Connecticut Bancshares Subsidiary shall have performed in all material respects all obligations and complied in all material respects with all agreements or covenants of Connecticut Bancshares and such Connecticut Bancshares Subsidiary to be performed or complied with by each of them at or prior to the Effective Date under this Agreement, except to the extent that any failure to perform or comply shall not individually, or in the aggregate, have a Material Adverse Effect on Connecticut Bancshares and the Connecticut Bancshares Subsidiaries, taken as a whole, or materially adversely affect consummation of the Merger and other transactions contemplated hereby, and NHSB shall have received a certificate signed on behalf of Connecticut Bancshares by the Chief Executive Officer and Chief Financial Officer of Connecticut Bancshares to such effect dated as of the Effective Time.

                  9.2.3 Permits, Authorizations, Etc. Connecticut Bancshares and
                        ----------------------------
the Connecticut Bancshares Subsidiaries shall have obtained any and all material permits, authorizations, consents, waivers, clearances or approvals required for the lawful consummation of the Merger by Connecticut Bancshares and the Bank Merger by SBM, the failure to obtain which would have a Material Adverse Effect on Connecticut Bancshares and the Connecticut Bancshares Subsidiaries, taken as a whole.

                  9.2.4  Accountants'   Letter.   NHSB  shall  have  received  a
                         ---------------------
"comfort" letter from the independent certified public accountants for Connecticut Bancshares, dated the effective date of the Conversion Registration Statement, with respect to certain financial information regarding Connecticut Bancshares, each in form and substance which is customary in transactions of the nature contemplated by this Agreement.

                  9.2.5 No Material  Adverse  Effect.  Since January 1, 2003, no
                        ----------------------------
event has occurred or circumstance has arisen that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Connecticut Bancshares.

         9.3 CONDITIONS TO THE OBLIGATIONS OF CONNECTICUT  BANCSHARES UNDER THIS
             -------------------------------------------------------------------
AGREEMENT.  The obligations of Connecticut Bancshares under this Agreement shall
---------
be further  subject to the  satisfaction of the conditions set forth in Sections
9.3.1 through 9.3.4 at or prior to the Closing:

                  9.3.1  Representations  and  Warranties.  Except as  otherwise
                         --------------------------------
contemplated by this Agreement or consented to in writing by Connecticut Bancshares, the representations and warranties of NHSB set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by Connecticut Bancshares; provided, however, that (i) in determining whether or not the condition contained in this Section 9.3.1 shall be satisfied, no effect shall be given to any exceptions in such representations and warranties relating to materiality or Material Adverse Effect and (ii) the condition contained in this
Section  9.3.1  shall be deemed  to be  satisfied  unless  the  failure  of such
representations   and   warranties  to  be  so  true  and  correct   constitute,
individually or in the aggregate, a Material Adverse Effect on NHSB; and NHSB shall have delivered to Connecticut Bancshares a certificate of NHSB to such effect signed by the Chief Executive Officer and the Chief Financial Officer of NHSB as of the Effective Time.

                  9.3.2 Agreements and Covenants.  As of the Closing Date,
                        ------------------------
NewAlliance Bancshares and NHSB shall have performed in all material respects all obligations and complied in all material respects with all agreements or covenants of NewAlliance Bancshares and NHSB to be performed or complied with by them at or prior to the Effective Date under this Agreement except to the extent that any failure to perform or comply shall not individually, or in the aggregate, have a Material Adverse Effect on NewAlliance Bancshares, NHSB and the NHSB Subsidiaries, taken as a whole, or materially adversely affect consummation of the Merger and other transactions contemplated hereby; and Connecticut Bancshares shall have received a certificate signed on behalf of NHSB and NewAlliance Bancshares by the Chief Executive Officer and Chief Financial Officer of each of NewAlliance Bancshares and NHSB to such effect dated as of the Effective Time.

                  9.3.3 Permits, Authorizations,  Etc. NewAlliance Bancshares
                        -----------------------------
and NHSB shall have obtained any and all material permits, authorizations, consents, waivers, clearances or approvals required for the lawful consummation of the Merger, the Bank Merger and the Conversion by NewAlliance Bancshares and NHSB, the failure to obtain which would have a Material Adverse Effect on NewAlliance Bancshares, NHSB, and its Subsidiaries, taken as a whole.

                  9.3.4  Payment  of  Merger  Consideration.   NHSB  shall  have
                         ----------------------------------
delivered the Exchange Fund to the Exchange Agent on or before the Closing Date and the Exchange Agent shall provide Connecticut Bancshares with a certificate evidencing such delivery.


                                    ARTICLE X

                                   THE CLOSING

         10.1 TIME AND PLACE.  Subject to the  provisions  of Articles IX and XI
              --------------
hereof, the Closing of the transactions contemplated hereby shall take place at the offices of Tyler Cooper & Alcorn, LLP, 205 Church Street, New Haven, Connecticut at 10:00 a.m. on the date determined by NHSB, in its sole discretion, upon five (5) days prior written notice to Connecticut Bancshares, but in no event later than thirty (30) days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or at such other place, date or time upon which NHSB and Connecticut Bancshares mutually agree.

         10.2 DELIVERIES AT THE CLOSING. At the Closing there shall be delivered
              -------------------------
(i) to NHSB and Connecticut Bancshares the certificates and other documents and instruments required to be delivered at the Closing under Article IX hereof and
(ii) to the Exchange Agent on behalf of Connecticut Bancshares the Merger Consideration required to be delivered at the Closing under Section 9.3.4 hereof.

                                   ARTICLE XI

                        TERMINATION, AMENDMENT AND WAIVER

         11.1 TERMINATION. This Agreement may be terminated at any time prior to
              -----------
the Closing Date, whether before or after approval of the Merger by the stockholders of Connecticut Bancshares:

                  11.1.1 By the mutual written agreement of NHSB and Connecticut Bancshares;

                  11.1.2 By either NHSB or Connecticut Bancshares (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a breach of any of the representations or warranties set forth in this Agreement on the part of the other party such that the conditions set forth in Sections
9.2.1 or 9.3.1, as the case may be, would not be satisfied and such breach by its nature cannot be cured prior to the Closing Date or shall not have been cured within thirty (30) days after written notice by NHSB to Connecticut Bancshares (or by Connecticut Bancshares to NHSB) of such breach;

                  11.1.3 By either NHSB or Connecticut Bancshares (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a failure to perform or comply with any of the covenants or agreements set forth in this Agreement on the part of the other party such that the conditions set forth in Sections 9.2.2 or 9.3.2, as the case may be, would not be satisfied and such failure by its nature cannot be cured prior to the Closing Date or shall not have been cured within thirty (30) days after written notice by NHSB to Connecticut Bancshares (or by Connecticut Bancshares to NHSB) of such failure;

                  11.1.4 By (a) Connecticut Bancshares, if NHSB shall not have received all required regulatory approvals, authorizations, consents and non-objections required in connection with the Merger and the Bank Merger and the Conversion (except only for any approvals, authorizations, consents and non-objections with respect to the Conversion to be received following the completion of the Offering and before the consummation of the Conversion) and the Conversion Registration Statement shall not have been declared effective by the Securities and Exchange Commission within the meaning of the Securities Laws by August 16, 2004, or (b) either NHSB or Connecticut Bancshares, if the Closing shall not have occurred by the Termination Date, or such later date as shall have been agreed to in writing by NHSB and Connecticut Bancshares; provided, that no party may terminate this Agreement pursuant to either clause (a) or (b) of this Section 11.1.4 if the failure of the Closing to have occurred on or before said date was due to such party's breach of any of its obligations under this Agreement;

                  11.1.5 By either NHSB or Connecticut Bancshares if (a) the shareholders of Connecticut Bancshares shall have voted at the Connecticut Bancshares Shareholders Meeting on the Agreement and such vote shall not have been sufficient to approve the Agreement; (b) the Corporators shall have voted at a meeting of the Corporators and such vote shall not have been sufficient to approve the Plan; or (c) any other party as may be required to vote on the Plan shall have voted at a meeting of such party and such vote shall not have been sufficient to approve the Plan;

                  11.1.6 By either NHSB or Connecticut Bancshares (i) if final action has been taken by a Government Entity whose approval or non-objection is required in connection with this Agreement or the Bank Merger Agreement and the transactions contemplated hereby or thereby (other than the Conversion), which final action (x) has become unappealable and (y) does not approve or state a non-objection to this Agreement or the Bank Merger Agreement or the transactions contemplated hereby or thereby, (ii) if any regulatory authority whose approval or non-objection is required in connection with this Agreement or the Bank Merger Agreement and the transactions contemplated hereby or thereby (other than the Conversion) has stated in writing that it will not issue the required approval or non-objection, or (iii) if any court of competent jurisdiction or other governmental authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger or the Bank Merger and such order, decree, ruling or other action shall have become final and nonappealable;

                  11.1.7 By either NHSB or Connecticut Bancshares (i) if final action has been taken by a Government Entity whose approval or non-objection is required in connection with the Conversion, which final action (x) has become unappealable and (y) does not approve or state a non-objection to the Conversion, or (ii) if any regulatory authority whose approval or non-objection is required in connection with the Conversion has stated in writing that it will not issue the required approval or non-objection, (iii) if any court of competent jurisdiction or other governmental authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Conversion and such order, decree, ruling or other action shall have become final and nonappealable;

                  11.1.8 By (a) Connecticut Bancshares (provided that Connecticut Bancshares is not then in material breach of any representation, warranty, covenant or other agreement contained herein) in the event that any of the conditions precedent to the obligations of Connecticut Bancshares to consummate the Merger or the Bank Merger, as set forth in Article IX, cannot be satisfied or fulfilled (except, with respect to the condition precedent set forth in Section 9.3.3, such permits, authorizations, consents, waivers, clearances or approvals with respect to the Conversion to be received following the completion of the Offering and before the consummation of the Conversion) by August 16, 2004 or (b) either NHSB or Connecticut Bancshares (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) in the event that any of the conditions precedent to the obligations of such party to consummate the Merger or the Bank Merger, as set forth in Article IX, cannot be satisfied or fulfilled by the Termination Date;

                  11.1.9 By NHSB if (a) at any time prior to the Connecticut Bancshares Shareholder meeting, the Connecticut Bancshares Board of Directors shall have failed for any reason to make its recommendation referred to in
Section  8.1,  withdrawn  such   recommendation
or modified or changed such recommendation in a manner adverse in any respect to the interests of NHSB, or (ii) the Connecticut Bancshares Board of Directors shall have failed for any reason to call, give notice of, convene and hold the Connecticut Bancshares Shareholder Meeting;

                  11.1.10 By NHSB if a tender offer or exchange offer for 25% or more of the outstanding shares of Connecticut Bancshares Common Stock is commenced (other than by NHSB), and the Connecticut Bancshares Board of Directors recommends that the shareholders of Connecticut Bancshares tender their shares in such tender or exchange offer or otherwise fails to recommend that such shareholders reject such tender offer or exchange offer within the ten-Business Day period specified in Rule 14e-2(a) under the Exchange Act;

                  11.1.11 At any time prior to the Connecticut Bancshares Shareholders Meeting, by Connecticut Bancshares in order to concurrently enter into an acquisition agreement or similar agreement (each, an "Acquisition Agreement") with respect to a Superior Proposal which has been received and considered by Connecticut Bancshares and the Connecticut Bancshares Board of Directors in compliance with Section 6.10 hereof, provided, however, that this Agreement may be terminated by Connecticut Bancshares pursuant to this Section
11.1.11 only after the fifth Business Day following NHSB's receipt of written notice from Connecticut Bancshares advising NHSB that Connecticut Bancshares is prepared to enter into an Acquisition Agreement with respect to a Superior Proposal, and only if, during such five-Business Day period, NHSB does not, in its sole discretion, make an offer to Connecticut Bancshares that the Connecticut Bancshares' Board of Directors determines in good faith, after consultation with its financial and legal advisors, is at least as favorable as the Superior Proposal.

         For purposes of this Section 11.1, termination of this Agreement by NHSB shall be deemed to constitute a termination on behalf of NewAlliance Bancshares.

         11.2     EFFECT OF TERMINATION.
                  ---------------------

                  11.2.1 In the event of termination of this Agreement pursuant to any provision of Section 11.1, this Agreement shall forthwith become void and have no further force, except that (i) the provisions of Sections 11.1, 11.3, 12.1, 12.2, 12.6, 12.9, 12.10, this Section 11.2, and (ii) any other Section which, by its terms, relates to post-termination rights or obligations, shall survive such termination of this Agreement and remain in full force and effect.

                  11.2.2 In recognition of the efforts, expenses and other opportunities foregone by NHSB while structuring and pursuing the Merger, the parties hereto agree that Connecticut Bancshares shall pay to NHSB a termination fee of Thirty Million Dollars ($30,000,000) (the "Connecticut Bancshares Termination Fee") in the manner and subject to the conditions set forth below only if:

                           (i) this  Agreement is terminated by NHSB pursuant to
                               Section 11.1.9 or 11.1.10;

                           (ii) this Agreement is terminated by (A) NHSB pursuant to Sections 11.1.2 or 11.1.3, or (B) by either NHSB or Connecticut Bancshares pursuant to Section 11.1.5(a), and in the case of any termination pursuant to clause (A) or
                                  (B) an Acquisition Proposal shall have been publicly announced or otherwise communicated or made known to the senior management of Connecticut Bancshares or the Connecticut Bancshares Board of Directors (or any Person shall have publicly announced, communicated or made known an intention, whether or not conditional, to make an Acquisition Proposal) at any time after the date of this Agreement and prior to the taking of the vote of the shareholders of Connecticut Bancshares contemplated by this Agreement at the Connecticut Bancshares Shareholder Meeting, in the case of clause (B), or the date of termination of this Agreement, in the case of clause (A); or
                           (iii) this Agreement is terminated by Connecticut Bancshares pursuant to Section 11.1.11.

                  In the event the Connecticut Bancshares Termination Fee shall become payable pursuant to Section 11.2.2(i) or (ii), (x) Connecticut Bancshares shall pay to NHSB an amount equal to Ten Million Dollars ($10,000,000) on or before the third Business Day following termination of this Agreement, and (y) if within 18 months after such termination Connecticut Bancshares or a Connecticut Bancshares Subsidiary enters into any agreement with respect to, or consummates, any Acquisition Transaction, Connecticut Bancshares shall pay to NHSB the Connecticut Bancshares Termination Fee (net of any payment made pursuant to clause (x) above) on the date of execution of such agreement or consummation of the Acquisition Transaction. In the event the Connecticut Bancshares Termination Fee shall become payable pursuant to Section 11.2.2(iii), Connecticut Bancshares shall pay to NHSB the entire Connecticut Bancshares Termination Fee within three Business Days following the date of termination of this Agreement. Any amount that becomes payable pursuant to this Section 11.2.2 shall be paid by wire transfer of immediately available funds to an account designated by NHSB.

                  11.2.3 In the event of a termination of this Agreement pursuant to Section 11.1.2 or 11.1.3 hereof resulting from the willful conduct or gross negligence of a party, such party shall be obligated to reimburse the other party for up to Two Million Dollars ($2,000,000) of out-of-pocket costs and expenses, including, without limitation, reasonable legal, accounting and investment banking fees and expenses, incurred by such other party in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder (collectively referred to as "Costs"). The payment of Costs is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto at law or in equity or as is contemplated herein. Notwithstanding anything to the contrary herein, if (i) Connecticut Bancshares makes the payment contemplated in Section 11.2.2 of this Agreement or (ii) if NHSB makes the payment contemplated in Section 11.3 of this Agreement, such party shall not have any further liability to the other party (or its Subsidiaries), whether for Costs, breach or otherwise.

                  11.2.4 Except as provided in Sections 11.2.2, 11.2.3 and 11.3, whether or not the Merger is consummated, all Costs incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such Costs.

                  11.2.5 In no event shall any officer, agent or director of Connecticut Bancshares, any Connecticut Bancshares Subsidiary, NHSB or any NHSB Subsidiary, be personally liable thereunder for any default by any party in any of its obligations hereunder unless any such default was intentionally caused by such officer, agent or director.

         11.3     NHSB SPECIAL PAYMENT.
                  --------------------

                  11.3.1 NHSB Special  Payment.  As a condition  of  Connecticut
                         ---------------------
Bancshares' willingness to, and in order to induce Connecticut Bancshares to, enter into this Agreement, and to reimburse Connecticut Bancshares for incurring the damages, costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, NHSB hereby agrees to pay to Connecticut Bancshares, as liquidated damages and in lieu of any other rights or remedies under this Agreement, a cash payment in the amount of Thirty Million Dollars ($30,000,000) (the "Special Payment") only if (i) the Agreement is terminated pursuant to Section 11.1.5(b) or 11.1.5(c) of this Agreement, or
(ii) the Agreement is terminated pursuant to Section 11.1.6 or 11.1.7, or (iii) NHSB otherwise does not consummate the Merger by no later than the Termination Date or such later date agreed as contemplated in Section 11.1.4(b), or (iv) Connecticut Bancshares has terminated this Agreement in accordance with Section
11.1.2 or Section 11.1.3 because NHSB has intentionally and willfully breached any of its representations or warranties herein or intentionally and willfully failed to perform or comply with any of its covenants or agreements herein, to such extent as to permit such termination (each of such reasons for termination being hereinafter referred to as the "Special Payment Event"). Notwithstanding the foregoing, NHSB shall have no obligation to make the Special Payment to Connecticut Bancshares if the Special Payment Event is primarily due to a breach of a representation or warranty of Connecticut Bancshares (subject to the standard set forth in Section 9.2.1 of this Agreement) or a breach by Connecticut Bancshares of one or more covenants in this Agreement (subject to the standard set forth in Section 9.2.2 of this Agreement), which breach of representation, warranty or covenant is the principal cause of the occurrence of the Special Payment Event.

                  11.3.2  Payments  Required.  Any  payment  required to be made
                          ------------------
under this Section 11.3 shall be paid by NHSB to Connecticut Bancshares by wire transfer of immediately available funds to an account designated by Connecticut Bancshares within three (3) Business Days after demand by Connecticut Bancshares.

                  11.3.3 Exclusivity of Remedy.  Notwithstanding anything to the
                         ---------------------
contrary set forth in this Agreement, if NHSB pays or causes to be paid to Connecticut Bancshares the Special Payment, NHSB will not have any further obligations or liabilities to Connecticut Bancshares or SBM with respect to this Agreement or the transactions contemplated by this Agreement.

                  11.3.4 Return of Portion of NHSB Special Payment. In the event
                         -----------------------------------------
NHSB pays the Special Payment to Connecticut Bancshares and prior to the earlier of (a) October 15, 2006 or (b) two years after demand for payment from Connecticut Bancshares pursuant to Section 11.3.2 of this Agreement, Connecticut Bancshares or a Connecticut Bancshares Subsidiary consummates any acquisition or merger transaction pursuant to which the shareholders of Connecticut Bancshares are entitled to receive per share merger consideration in excess of $51.60 (the "Benchmark Price"), Connecticut Bancshares shall pay to NHSB Fifteen Million Dollars ($15,000,000). The Benchmark Price shall be adjusted for any subsequent stock dividends or splits by Connecticut Bancshares. The Benchmark Price shall be determined on the date of closing of such acquisition or merger transaction. If the consideration in such transaction includes or consists of shares of capital stock of another entity, the value of such shares shall equal the average of the last sales prices for such shares on the five trading days ending on the day prior to the consummation of such transaction. Any amount that becomes payable pursuant to this Section 11.3.4 shall be paid by wire transfer of immediately available funds to an account designed by NHSB within ten (10) Business Days of the closing of such acquisition or merger transaction.

         11.4 AMENDMENT, EXTENSION AND WAIVER. Subject to applicable law, at any
              -------------------------------
time prior to the Effective Time (whether before or after approval thereof by the shareholders of Connecticut Bancshares), the parties hereto by action of their respective Boards of Directors, may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of any other party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained herein; provided, however, that after any approval of this Agreement and the transactions contemplated hereby by the shareholders of Connecticut Bancshares, there may not be, without further approval of such shareholders, any amendment of this Agreement which reduces the amount, value or changes the form of consideration to be delivered to Connecticut Bancshares' shareholders or Option holders pursuant to this Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.


                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 CONFIDENTIALITY. Except as specifically set forth herein, NHSB and
              ---------------
Connecticut Bancshares mutually agree to be bound by the terms of the confidentiality agreements dated February 27, 2003 and March 13, 2003 (collectively, the "Confidentiality Agreements") previously executed by the parties hereto, which Confidentiality Agreements are hereby incorporated herein by reference. The parties hereto agree that such Confidentiality Agreements shall continue in accordance with their respective terms, notwithstanding the termination of this Agreement.

         12.2  PUBLIC  ANNOUNCEMENTS.  Connecticut  Bancshares  and  NHSB  shall
               ---------------------
cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement, except as may be otherwise required by law, and neither Connecticut Bancshares nor NHSB shall issue any joint news releases with respect to this Agreement unless such news releases have been mutually agreed upon in writing by the parties hereto, except as required by law.

         12.3 SURVIVAL.  All  representations,  warranties and covenants in this
              --------
Agreement or in any instrument delivered pursuant hereto or thereto shall expire on and be terminated and extinguished at the Effective Date, other than those covenants set forth in Sections 2.4, 2.5, 2.6, 2.7, 7.6, 7.7, 7.8, 7.9 and 7.11,
or any other covenant that by its terms is to survive or be performed after the Effective Date.

         12.4 NOTICES. All notices or other communications hereunder shall be in
              -------
writing and shall be deemed given if delivered by receipted hand delivery or mailed by prepaid registered or certified mail (return receipt requested) or by cable, telegram, telex or fax addressed as follows:

         If to Connecticut Bancshares or SBM, to:

         923 Main Street
         Manchester, Connecticut 06040
         Attention: Richard P. Meduski, President and Chief Executive Officer
         Fax: (860) 533-3346

         With required copies to:

         Muldoon Murphy & Faucette, LLP
         5101 Wisconsin Avenue, N.W.
         Washington D.C.  20016
         Attention: Douglas P. Faucette, Esq.
         Fax: (202) 966-9409

         If to NHSB, to:

         195 Church Street
         New Haven, Connecticut 06510
         Attention: Peyton R. Patterson, President
         Fax: (203) 789-2650

         With required copies to:

         Tyler Cooper & Alcorn, LLP
         185 Asylum Street / 35th Floor
         Hartford, Connecticut 06103
         Attention: William W. Bouton III, Esq.
         Fax: (860) 278-3802

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

         12.5  PARTIES IN  INTEREST.  This  Agreement  shall be binding upon and
               --------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party, and that (except as otherwise expressly provided in this Agreement) nothing in this Agreement is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

         12.6 COMPLETE  AGREEMENT.  This  Agreement,  including the Exhibits and
              -------------------
Disclosure Schedules hereto and the documents and other writings referred to herein or therein or delivered pursuant hereto or thereto, together with the Confidentiality Agreements referred to in Section 12.1, contains the entire agreement and understanding of the parties with respect to its subject matter.
There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings (other than the Confidentiality Agreements referred to in Section 12.1 hereof) between the parties, both written and oral, with respect to its subject matter.

         12.7  COUNTERPARTS.  This Agreement may be executed in counterparts all
               ------------
of which shall be considered one and the same agreement and each of which shall be deemed an original.

         12.8 SEVERABILITY. In the event that any one or more provisions of this
              ------------
Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.

         12.9 GOVERNING LAW. This Agreement shall be governed by the laws of the
              -------------
State of Connecticut, without giving effect to conflicts of laws principles that would require the application of any other law.

         12.10  INTERPRETATION.  When a reference  is made in this  Agreement to
                --------------
Sections or Exhibits, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. The recitals hereto constitute an integral part of this Agreement. References to Sections include subsections, which are part of the related Section (e.g., a section numbered "Section 5.5.1" would be part of "Section 5.5" and references to "Section 5.5" would also refer to material contained in the subsection described as "Section 5.5.1"). The table of contents, index and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrases "the date of this Agreement", "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the Recitals to this Agreement.

         12.11 SPECIFIC  PERFORMANCE.  The parties hereto agree that irreparable
               ---------------------
damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                               [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, NHSB, Connecticut Bancshares and SBM have caused this Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.



                                     THE NEW HAVEN SAVINGS BANK


                                 By:    /s/ Peyton R. Patterson
                                       -----------------------------------
                                 Name:  Peyton R. Patterson
                                       -----------------------------------
                                 Title: Chairman, President and CEO
                                       -----------------------------------

                                     CONNECTICUT BANCSHARES, INC.


                                 By:    /s/ Richard P. Meduski
                                       -----------------------------------
                                 Name:  Richard P. Meduski
                                       -----------------------------------
                                 Title: President and CEO
                                       -----------------------------------


                                     THE SAVINGS BANK OF MANCHESTER


                                 By:    /s/ Richard P. Meduski
                                       -----------------------------------
                                 Name:  Richard P. Meduski
                                       -----------------------------------
                                 Title: President and CEO
                                       -----------------------------------

                                                                      APPENDIX B


                                    DRAFT





_____________, 2003



Board of Directors
Connecticut Bancshares, Inc.
923 Main Street
Manchester, CT 06040


Ladies and Gentlemen:

      Connecticut Bancshares, Inc. ("Connecticut Bancshares") and its wholly owned subsidiary, The Savings Bank of Manchester, have entered into an Agreement and Plan of Merger (the "Agreement"), dated as of July 15, 2003, with The New Haven Savings Bank ("New Haven"), pursuant to which Connecticut Bancshares will be acquired by a newly formed parent holding company of New Haven ("Holding Company") through the merger of Connecticut Bancshares with and into a newly formed subsidiary of Holding Company (the "Merger"). Under the terms of the Agreement, upon consummation of the Merger, each share of Connecticut Bancshares common stock, par value $.01 per share, issued and outstanding immediately prior to the Merger (the "Connecticut Bancshares Shares"), other than certain shares specified in the Agreement, will be converted into the right to receive $52.00 in cash without interest (the "Merger Consideration"). The Merger Consideration may be increased under certain circumstances as set forth in the Agreement. The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of Connecticut Bancshares Shares.

      Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement and certain of the exhibits and schedules thereto;
(ii) certain publicly available financial statements and other historical financial information of Connecticut Bancshares that we deemed relevant; (iii) certain historical financial information of New Haven that was publicly available or provided by New Haven that we deemed relevant; (iv) internal financial projections for Connecticut Bancshares for the years ending December 31, 2003 through 2006 prepared by and reviewed with management of

Connecticut Bancshares and the views of senior management of Connecticut Bancshares, based on limited discussions with them, regarding Connecticut Bancshares' business, financial condition, results of operations and prospects;
(v) the views of senior management of New Haven, based on limited discussions with representatives of senior management, regarding New Haven's financial condition and prospects, including New Haven's proposed conversion from mutual to stock form and issuance of common stock in connection therewith and its proposed acquisition of Alliance Bancorp of New England, Inc. (as to which we have performed no independent investigation); (vi) the publicly reported historical price and trading activity for Connecticut Bancshares' common stock, including a comparison of certain financial and stock market information for Connecticut Bancshares with similar publicly available information for certain other companies the securities of which are publicly traded; (vii) the financial terms of certain recent business combinations in the savings institution industry, to the extent publicly available; (viii) the current market environment generally and the banking environment in particular; and (ix) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

      In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by Connecticut Bancshares or New Haven or their respective representatives or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of management of Connecticut Bancshares and New Haven that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Connecticut Bancshares or New Haven or any of their subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Connecticut Bancshares or New Haven or any of their subsidiaries nor have we reviewed any individual credit files relating to Connecticut Bancshares or New Haven or any of their subsidiaries and, with your permission, we have assumed that their respective allowances for loan losses are adequate to cover such losses. With respect to the financial projections reviewed with Connecticut Bancshares' management, Connecticut Bancshares' management has confirmed that they reflect the best currently available estimates and judgments of such management of the future financial performance of Connecticut Bancshares and we have assumed that such performance will be achieved. We express no opinion as to such financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Connecticut Bancshares' or New Haven's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Connecticut Bancshares and New Haven will remain as going concerns for all periods relevant to our analyses, that all of the representations and warranties contained in the

Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the Agreement are not waived.

      Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to the prices at which Connecticut Bancshares' common stock may trade at any time.

      We have acted as Connecticut Bancshares' financial advisor in connection with the Merger and will receive a fee for our services, which is contingent upon consummation of the Merger. Under certain circumstances, we will also receive a fee if the Agreement is terminated. We have also received a fee for rendering this opinion. Connecticut Bancshares has also agreed to indemnify us against certain liabilities arising out of our engagement. In the past, we have provided certain other investment banking services for Connecticut Bancshares and have received compensation for such services. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Connecticut Bancshares and New Haven or their affiliates. We may also actively trade the equity securities of Connecticut Bancshares for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

      Our opinion is directed to the Board of Directors of Connecticut Bancshares in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of Connecticut Bancshares as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is directed only to the fairness of the Merger Consideration to the holders of Connecticut Bancshares Shares from a financial point of view and does not address the underlying business decision of Connecticut Bancshares to engage in the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for Connecticut Bancshares or the effect of any other transaction in which Connecticut Bancshares might engage. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent; PROVIDED, HOWEVER, that we hereby consent to the inclusion of this opinion as an annex to the Proxy Statement of Connecticut Bancshares dated the date hereof and to the references to this opinion therein.

      Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Connecticut Bancshares Shares is fair to such shareholders from a financial point of view.

                                       Very truly yours,

                                                                      APPENDIX C

               SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

      (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

      (d)   Appraisal rights shall be perfected as follows:

            (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d)

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hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                          CONNECTICUT BANCSHARES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

                                 ________, 2003
                             __:00 __.M., LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints _______________________, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Connecticut Bancshares, Inc. which the undersigned is entitled to vote at the special meeting of stockholders, to be held on _______, 2003, at __:00 __.m., local time, at ________, _____________, _______,
Connecticut and at any and all adjournments of the meeting with all of the powers the undersigned would possess if personally present at such meeting as follows:

    The approval of the Agreement and Plan of Merger, dated July 15, 2003, by and among The New Haven Savings Bank, Connecticut Bancshares, Inc. and The Savings Bank of Manchester.

      FOR                     AGAINST                 ABSTAIN
      ---                     -------                 -------

      |_|                       |_|                    |_|


      In their discretion, the proxies are authorized to vote on any other business that may properly come before the special meeting or any adjournment or postponement thereof.




THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

      THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.



                                          Dated:
                                                ------------------------------


                                          ------------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          ------------------------------------
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from Connecticut Bancshares prior to the execution of this proxy of a notice of special meeting of stockholders and of a proxy statement for the special meeting of stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   [THE SAVINGS BANK OF MANCHESTER LETTERHEAD]


Dear ESOP Participant:

      On behalf of the Board of Directors, I am forwarding to you the attached GREEN vote authorization form for the purpose of conveying your voting instructions to Eastern Bank (the "Trustee") on the proposal presented at the Special Meeting of Stockholders of Connecticut Bancshares, Inc. (the "Company") on ___________, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Special Meeting of Stockholders.

      As of the Record Date, __________, 2003, The Savings Bank of Manchester Employee Stock Ownership Plan (the "ESOP") Trust held __________ shares of common stock, _________ of which had been allocated to participants' accounts. These allocated shares of Company common stock will be voted as directed by the ESOP participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

      At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed GREEN vote authorization form and return it in the enclosed postage-paid envelope no later than ________, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or The Savings Bank of Manchester (the "Bank"). The vote authorization forms will be tabulated by the ESOP Trustee. The ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the ESOP Trust.

      As an employee of the Bank and participant in several of the Company and Bank employee benefit plans you will receive vote authorization forms for each stock-based plan in which you are a participant. Please vote all of the vote authorization forms you receive.

                                          Sincerely,



                                          Richard P. Meduski
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares:___________________


                             VOTE AUTHORIZATION FORM

      I understand that Eastern Bank (the "Trustee"), is the holder of record and custodian of all shares of Connecticut Bancshares, Inc. (the "Company") common stock allocated to me under The Savings Bank of Manchester Employee Stock Ownership Plan (the "ESOP"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders to be held on __________, 2003.

      Accordingly, vote my shares as follows:


      The approval of the Agreement and Plan of Merger, dated July 15, 2003, by and among The New Haven Savings Bank, Connecticut Bancshares, Inc. and The Savings Bank of Manchester.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

      The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to my ESOP account in its trust capacity as indicated above.



Date                                      Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN _______, 2003.

                   [THE SAVINGS BANK OF MANCHESTER LETTERHEAD]


Dear Savings Plan Participant:

      On behalf of the Board of Directors, I am forwarding to you the attached YELLOW vote authorization form for the purpose of conveying your voting instructions to Eastern Bank (the "Trustee") on the proposal presented at the Special Meeting of Stockholders of Connecticut Bancshares, Inc. (the "Company") on _____________, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Special Meeting of Stockholders.

      As a Savings Plan Participant investing in the Connecticut Bancshares, Inc. Stock Fund ("Employer Stock Fund"), you are entitled to direct the Employer Stock Fund Trustee as to the voting of Company common stock credited to your account. The Employer Stock Fund Trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Company common stock in their Savings Plan accounts.

      At this time, in order to direct the voting of Company common stock credited to your Savings Plan account, you must complete and sign the enclosed YELLOW vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope by __________, 2003. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or The Savings Bank of Manchester (the "Bank"). The vote authorization forms will be tabulated by the Employer Stock Fund Trustee. The Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Employer Stock Fund Trust.

      As an employee of the Bank and participant in several of the Company and Bank employee benefit plans you will receive vote authorization forms for each stock-based plan in which you are a participant. Please vote all of the vote authorization forms you receive.


                                          Sincerely,



                                          Richard P. Meduski
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares:___________________



                             VOTE AUTHORIZATION FORM

      I understand that Eastern Bank (the "Trustee"), is the holder of record and custodian of all shares of Connecticut Bancshares, Inc. (the
"Company") common stock credited to me under The Savings Bank of Manchester Savings Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders to be held on _________, 2003.

      Accordingly, vote my shares as follows:

      The approval of the Agreement and Plan of Merger, dated July 15, 2003, by and among The New Haven Savings Bank, Connecticut Bancshares and The Savings Bank of Manchester.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                       |_|                      |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.


      The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to my Savings Plan account in its trust capacity as indicated above.



Date                                      Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN _______, 2003.

                    [CONNECTICUT BANCSHARES, INC. LETTERHEAD]


Dear Stock Award Recipient:

      On behalf of the Board of Directors, I am forwarding to you the attached BLUE vote authorization form for the purpose of conveying your voting instructions to Eastern Bank (the "Trustee") on the proposal presented at the Special Meeting of Stockholders of Connecticut Bancshares, Inc. (the "Company") on ___________, 2003. Also enclosed is a Notice and Proxy Statement for the Company's Special Meeting of Stockholders.

      As a recipient of a Stock Award under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan and/or 2002 Equity Compensation Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of ____________, 2003. The Incentive Plan Trustee will vote the shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

      At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed BLUE vote authorization form and return it in the accompanying postage-paid envelope no later than ___________, 2003.

      If you are an employee of The Savings Bank of Manchester and participant in several of the Connecticut Bancshares employee benefit plans you will receive vote authorization forms for each stock-based plan in which you are a participant. Please vote all of the vote authorization forms you receive.

                                          Sincerely,



                                          Richard P. Meduski
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares:___________________



                            VOTE AUTHORIZATION FORM

      I understand that Eastern Bank (the "Trustee") is the holder of record and custodian of all unvested shares of Connecticut Bancshares, Inc. (the "Company") common stock awarded to me under the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan and/or 2002 Equity Compensation Plan (the "Incentive Plan"). I understand my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders to be held on _________, 2003.

      Accordingly, you are to vote my shares as follows:

      The approval of the Agreement and Plan of Merger, dated July 15, 2003, by and among The New Haven Savings Bank, Connecticut Bancshares, Inc. and The Savings Bank of Manchester.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.


The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me under the Incentive Plan in its trust capacity as indicated above.



Date                                      Signature


PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN ________, 2003.